LEASE
                                 SINGLE FACILITY
                      WASHINGTON LESSOR - SILVERDALE, INC.
                                       AND
                               ESC-SILVERDALE, LLC
                             DATED: AUGUST 15, 2003


     Facility:     Emeritus  Oaks  of  Silverdale
     1501  N.W.  Tower  View  Circle
Silverdale,  Washington  98383

                                Table of Contents
                                -----------------

                                                                            Page
                                                                            ----


                                        i
ARTICLE  I     1
1.1  Lease     1
1.2  Term     1
1.3  Option  to  Renew     1
1.3  Option  to  Renew     2
ARTICLE  II     2
2.1  Definitions     2
ARTICLE  III     17
3.1  Base  Rent,  Monthly  Installments     17
3.2  Additional  Charges     18
3.3  Late  Charge,  Interest     18
3.4  Net  Lease     18
3.5  Payments  In  The  Event  of  a  Rent  Adjustment     18
ARTICLE  IV     19
4.1  Payment  of  Impositions     19
4.2  Adjustment  of  Impositions     19
4.3  Utility  Charges     20
4.4  Insurance  Premiums     20
ARTICLE  V     20
5.1  No  Termination,  Abatement,  etc.     20
ARTICLE  VI     20
6.1  Ownership  of  the  leased  property     20
6.2  Lessor's  Personal  Property     21
6.3  Lessee's  Personal  Property     21
6.4  Grant  of  Security  Interest  in  Lessee's  Personal Property and Accounts
21
ARTICLE  VII     21
7.1  Condition  of  the  Leased  Property     21
7.2  Use  of  the  Leased  Property     22
7.3  Certain  Environmental  Matters     22
ARTICLE  VIII     27
8.1  Compliance  with  Legal  and  Insurance  Requirements     27
8.2  Certain  Covenants     27
8.3  Minimum  Qualified  Capital  Expenditures     28
8.4  Management  Agreements     28
8.5  Other  Facilities     28
8.6  No  Other  Business     28
ARTICLE  IX     29
9.1  Maintenance  and  Repair     29
9.2  Encroachments,  Restrictions,  etc.     30
ARTICLE  X     30
10.1  Construction  of  Alterations and Additions to the Leased Property     30
ARTICLE  XI     31
11.1  Liens     31
ARTICLE  XII     31
12.1  Permitted  Contests     31
12.2  Lessor's  Requirement  for  Deposits     32
ARTICLE  XIII     32
13.1  General  Insurance  Requirements     32
13.2  Risks  to  be  Insured     33
13.3  Payment  of  Premiums  Copies  of  Policies,  Certificates     34
13.4  Umbrella  Policies     34
13.5  Additional  Insurance     35
13.6  No  Liability,  Waiver  of  Subrogation     35
13.8  Blanket  Policy     35
13.9  No  Separate  Insurance     35
ARTICLE  XIV     35
14.1  Insurance  Proceeds     35
14.2  Restoration  in  the  Event  of  Damage  or  Destruction     36
14.3  Restoration  of  Lessee's  Property     36
14.4  No  Abatement  of  Rent     36
14.5  Waiver     36
14.6  Disbursement  of  Insurance Proceeds Equal to or Greater Than The Approval
Threshold     36
14.7  Net  Proceeds  Paid  to  Facility  Mortgagee     37
ARTICLE  XV     38
15.1  Total  Taking or Other Taking with Leased Property Rendered Unsuitable for
Its  Primary  Intended  Use     38
15.2  Allocation  of  Award     38
15.3  Partial  Taking     39
15.4  Temporary  Taking     39
15.5  Awards  Paid  to  Facility  Mortgagee     39
ARTICLE  XVI     40
16.1  Lessor's  Rights  Upon  an  Event  of  Default     40
16.2  Certain  Remedies     40
16.3  Damages     41
16.4  Waiver     41
16.5  Application  of  Funds     42
16.6  Bankruptcy     42
ARTICLE  XVII     42
17.1  Lessor's  Right  to  Cure  Lessee's  Default     42
ARTICLE  XVIII     43
18.1  Holding  Over     43
18.2  Indemnity     43
ARTICLE  XIX     43
19.1  Subordination     43
19.2  Attornment     44
19.3  Lessee's  Certificate     44
ARTICLE  XX     44
20.1  Risk  of  Loss     44
ARTICLE  XXI     44
21.1  Indemnification     44
21.2  Survival  of  Indemnification     45
ARTICLE  XXII     45
22.1  General  Prohibition  against  Transfers     45
22.2  Subordination  and  Attornment     45
22.3  Sublease  Limitation     46
ARTICLE  XXIII     46
23.1  Financial  Statments  and  Other  Reports and Materials Required by Lessor
46
23.2  Public  Offering  Information     47
ARTICLE  XXIV     48
24.1  Lessor's  Right  to  Inspect     48
ARTICLE  XXV     48
25.1  No  Waiver     48
ARTICLE  XXVI     48
26.1  Remedies  Cumulative     48
ARTICLE  XXVII     48
27.1  Acceptance  of  Surrender     48
ARTICLE  XXVIII     48
28.1  No  Merger  of  Title     48
28.2  No  Partnership     49
ARTICLE  XXIX     49
29.1  Conveyance  by  Lessor     49
ARTICLE  XXX     49
30.1  Quiet  Enjoyment     49
ARTICLE  XXXI     49
31.1  Notices     49
ARTICLE  XXXII     50
32.1  Appraisers     50
ARTICLE  XXXIII     51
ARTICLE  XXXIV     51
34.1  Facility  Trade  Names     51
34.2  Transfer  of  Operational  Control  of  the  Facility     51
ARTICLE  XXXV     52
35.1  Arbitration     52
ARTICLE  XXXVI     53
36.1  Miscellaneous     53
ARTICLE  XXXVII     54
37.1  Commissions     54
ARTICLE  XXXVIII     54
38.1  Memorandum  or  Short  Form  of  Lease     54
ARTICLE  XXXIX     55
39.1  Security  Deposit     55
39.2  Application  of  Security  Deposit     55
39.3  Transfer  of  Security  Deposit     55
39.4  Return  of  Security  Deposit     56

Emeritus  Oaks  of  Silverdale
Execution  Copy
                              SINGLE FACILITY LEASE
                          (Emeritus Oaks of Silverdale)
     THIS  LEASE  ("Lease")  is  executed  and  delivered as of this 15th day of
                    -----
August, 2003 and is entered into by WASHINGTON LESSOR - SILVERDALE, INC., a Maryland corporation ("Lessor"), the address of which is 9690 Deereco Road,
                         -----
Suite 100, Timonium, MD 21093, and ESC-Silverdale, LLC, a Washington limited liability company ("Lessee"), the address of which is c\o Emeritus Corporation,
                     ------
3131  Elliott  Avenue,  Suite  500,  Seattle,  WA  98121  ("Lessee").
                                                            ------

                                    RECITALS
                                    --------
     The circumstances underlying the execution and delivery of this Lease are as follows:
A. Capitalized terms used and not otherwise defined herein have the respective meanings given them in Article II below.
B.     Lessor  is  the  owner  of  the  Leased  Property.
C. Lessor has agreed to lease the Leased Property to Lessee, and Lessee has agreed to lease the Leased Property from Lessor, on the terms and conditions set forth in this Lease.
NOW,  THEREFORE,  Lessor  and  Lessee  agree  as  follows:
ARTICLE  I
1.1     Lease.  Upon  and  subject to the terms and conditions set forth in this
        -----
Lease,  Lessor  leases  to  Lessee,  and  Lessee  leases from Lessor, the Leased
Property. The Leased Property is leased subject to all covenants, conditions, restrictions, easements and other matters affecting the Leased Property, whether or  not  of  record, including the Permitted Encumbrances and other matters which would be disclosed by an inspection or accurate survey of the Leased Property.
1.2     Term.  The initial term of this Lease ("Initial Term") shall be ten (10)
        ----                                    ------------
Lease  Years  and  shall  commence  on  the  Commencement  Date.  The Term shall commence  on  the  Commencement  Date  and  end  on  the  Expiration  Date.
1.3     Option to Renew.  Lessee is hereby granted two (2) successive options to
        ---------------
renew this Lease for a period of ten (10) Lease Years each, for a maximum Term if such options are exercised of thirty (30) Lease Years. Lessee's options to renew this Lease are subject to the following terms and conditions (which conditions may be waived by Lessor in its sole discretion):
(a) An option to renew is exercisable only by Notice to Lessor at least one hundred and eighty (180) days prior to the expiration of the Initial Term (or prior to the expiration of the preceding Renewal Term, as the case may be);
(b) No Event of Default or Unmatured Event of Default shall have occurred and be continuing either at the time a renewal option is exercised or at the commencement of a Renewal Term; and
(c) During a Renewal Term, all of the terms and conditions of this Lease shall remain in full force and effect.
1.4     Option  to  Terminate.  During the period commencing on the first day of
        ---------------------
the third Lease Year and continuing until the fifteenth day of the third Lease Year, Lessee may terminate this Lease upon written notice (the "Termination
                                                                     -----------
Notice")  to Lessor.  In accordance with the request of Lessee, this Lease shall
    --
be terminated effective on the date set by written notice given by Lessor at least thirty (30) days prior to the effective date (the "Transfer Date").
                                                                -------------
Commencing on the date of the Termination Notice and continuing until the earlier of (1) the Transfer Date, or (2) the later of (i) the date six (6) months after the date of the Termination Notice and (ii) the date all Payment Defaults, if any, are cured, Lessee shall pay Base Rent at the rate in effect during the second Lease Year. During the period commencing on the later of (i) the date six (6) months after the date of the Termination Notice and (ii) the date all Payment Defaults, if any, are cured, and ending on the earlier of the Transfer Date or the termination of this Lease (the "Management Period"), (i)
                                                        -----------------
Lessee shall not be obligated to pay Rent, (ii) Lessor agrees to pay Lessee a management fee equal to five (5) percent of Gross Revenues, and (iii) Lessor shall provide all working capital needs of the Facility (it being the intent of the parties that Lessee shall not bear the economic risk nor receive the economic benefit of operating the Facility during the Management Period).
During the Management Period, the management fee shall be paid monthly in arrears on the fifteenth day of each month. During the Management Period, upon ninety (90) days written notice to Lessor, Lessee may terminate this Lease and cease managing the Facility effective at any time after the date one year after the Termination Notice. This Lease shall otherwise remain in effect until the Transfer Date. Any termination pursuant to this Section 1.4 shall not relieve Lessee of its obligations under Section 34.2 of this Lease.
ARTICLE  II
2.1     Definitions.  For  all  purposes  of  this  Lease,  except  as otherwise
        -----------
expressly provided or unless the context otherwise requires, (a) the terms defined in this Article have the meanings assigned to them in this Article and include the plural as well as the singular; (b) all accounting terms not otherwise defined herein have the meanings assigned to them in accordance with GAAP as at the time applicable; (c) all references in this Lease to designated "Articles," "Sections" and other subdivisions are to the designated Articles, Sections and other subdivisions of this Lease; and (d) the words "herein,"
"hereof" and "hereunder" and other words of similar import refer to this Lease as a whole and not to any particular Article, Section or other subdivision.
     Additional  Charges:  All  Impositions  and  other amounts, liabilities and
     -------------------
obligations  that  Lessee  assumes  or  agrees  to  pay  under  this  Lease.
Affiliate:  Any Person who, directly or indirectly, Controls or is Controlled by
---------
or  is  under  common  Control  with  another  Person.
Approval  Threshold:  One  Hundred  Thousand  Dollars  ($100,000).
-------------------
Assessment:  Any  governmental  assessment on the Leased Property or any part of
----------
any of them for public or private improvements or benefits, whether or not commenced or completed prior to the date hereof and whether or not to be completed within the Term.
Assumed  Indebtedness:  Any  indebtedness or other obligations expressly assumed
---------------------
in writing by Lessor and secured by a mortgage, deed of trust or other security agreement to which Lessor's title to the Leased Property is subject.
Award:  All compensation, sums or anything of value awarded, paid or received in
-----
connection  with  a  Taking  or  Partial  Taking.
     Base  Rent:
     ----------
(A)     During  the  Initial  Term,  the  Base  Rent  shall  be:
(1)     For  the  first  Lease  Year,  One  Hundred  Eighty  Thousand  Dollars
($180,000);
(2)     For  the  second  Lease  Year,  One  Hundred  Eighty  Thousand  Dollars
($180,000);
(3)     For  the  third  Lease  Year  Two  Hundred  Twenty Five Thousand Dollars
($225,000);
(4)     For the fourth Lease Year Two Hundred Fifty Thousand Dollars ($250,000);
(5)     For  the  fifth  Lease  Year  Two  Hundred Seventy Five Thousand Dollars
($275,000);
(6)     For  the sixth Lease Year Three Hundred Thousand Dollars ($300,000); and
(7) For each succeeding Lease Year in the Initial Term, the Base Rent for the previous Lease Year, increased by the product of (i) the Base Rent during the immediately preceding Lease Year and (b) the prior year's CPI (expressed as a percentage).
(B)     During  a  Renewal  Term,  the  Base  Rent  shall  be:
(1) For the first Lease Year during such Renewal Term, the greater of (a) the Fair Market Rent for the Leased Property on the first day of such Renewal Term and (b) the Base Rent in the Lease Year immediately preceding the commencement of such Renewal Term, increased by application of the formula set forth in Section (A)(7) above; and
(2) For each succeeding Lease Year during such Renewal Term, the Base Rent for the previous Lease Year increased by application of the formula set forth in Section (A)(7) above.
     Business Day:  Each Monday, Tuesday, Wednesday, Thursday and Friday that is
     ------------
not a day on which national banks in the City of New York, New York are authorized or obligated, by law or executive order, to close. Capitalization Rate: Nine percent (9%).
--------------------
Capitalized  Leases:  Leases  that  in  accordance  with GAAP are required to be
--------------------
capitalized  for  financial  reporting  purposes.
-----
Capitalized  Lease  Obligations:  All  obligations  under Capitalized Leases the
------------------------------
amount  of  the  indebtedness  for which shall be the capitalized amount of such
---
obligations  determined  in  accordance  with  GAAP.
---
Cash  Flow:  For  any period, the sum of (a) Net Income of Lessee arising solely
----------
from the operation of the Facility for the applicable period, and (b) the amounts deducted in computing Lessee's Net Income for the period for (i) depreciation, (ii) amortization, (iii) Base Rent, (iv) interest (including payments in the nature of interest under Capitalized Leases and interest on any Purchase Money Financing), (v) income taxes (or, if greater, income tax actually paid during the period) and (vi) management fees.
Cash  Flow  to Rent Ratio: For any fiscal period, the ratio of Cash Flow to Base
-------------------------
Rent.
Citation: Any operational or physical plant deficiency set forth in writing with
--------
respect to the Facility by any governmental body or agency, having regulatory oversight over the Facility, Lessee, any Sublessee or Manager, with respect to which the scope and severity of the potential penalty for such deficiency is one or more of the following: loss of licensure or appointment of a temporary manager.
Clean-Up:  The  investigation,  removal,  restoration,  remediation  and/or
--------
elimination  of,  or  other  response  to,  Contamination,  in  each case to the
--------
satisfaction  of  all  governmental  agencies having jurisdiction, in compliance
-------
with  or  as  may  be  required  by  Environmental  Laws.
---
Code:  The  Internal  Revenue  Code  of  1986,  as  amended.
----
Commencement  Date:  ______________,  2003.
------------------
Condemnor:  Any  public  or  quasi-public  authority,  or private corporation or
---------
individual,  having  the  power  of  condemnation.
----
Construction  Funds:  The  Net  Proceeds  and  such  additional  funds as may be
-------------------
deposited  with  Lessor  by  Lessee  pursuant to Section 14.6 for restoration or
------
repair  work  pursuant  to  this  Lease.
----
Contamination:  The  presence,  Release  or  threatened Release of any Hazardous
-------------
Substance  at the Leased Property in violation of any Environmental Law, or in a
---
quantity that would give rise to any affirmative Clean-Up obligations under an Environmental Law, including, but not limited to, the existence of any injury or potential injury to public health, safety, natural resources or the environment associated therewith, or any other environmental condition at, in, about, under or migrating from or to the Leased Property.
Control  (and  its corollaries "Controlled by" and "under common Control with"):
-------
Possession, directly or indirectly, of the power to direct or cause the direction of the management and policies of a Person, through the ownership of voting securities, partnership interests or other equity interests.
CPI:  The  United States Department of Labor, Bureau of Labor Statistics Revised
---
Consumer Price Index for All Urban Consumers (1982-84=100), U.S. City Average, All Items, or, if that index is not available at the time in question, the index designated by such Department as the successor to such index, and if there is no index so designated, an index for an area in the United States that most closely corresponds to the entire United States, published by such Department, or if none, by any other instrumentality of the United States.
Date  of Taking:  The date on which the Condemnor has the right to possession of
---------------
all  or  any  part  of  the  Leased  Property.
Distribution: Any payment or distribution of cash or any assets of Lessee to one
------------
or more shareholders of Lessee or to any Affiliate of Lessee, whether in the form of a dividend, a fee for management in excess of the fee required by the terms of a Management Agreement (but in any event not to exceed seven percent (7%) of gross revenues of the Facility), a payment for services rendered, a reimbursement for expenditures or overhead incurred on behalf of Lessee or a payment on any debt required by this Lease to be subordinated to the rights of Lessee.
Effective Tax Rate:  For any period, the ratio of income taxes of Lessee and its
------------------
consolidated subsidiaries allocable to such period (as reflected in the provision for income taxes contained in the income statement for such period) to the Net Income before income taxes of Lessee and its consolidated subsidiaries for such period, as determined in conformity with GAAP.
Encumbrance:  Any  mortgage,  deed  of  trust, lien, encumbrance or other matter
-----------
affecting  title  to  the  Leased  Property,  or any portion thereof or interest
---
therein,  securing  any  borrowing  or  other means of financing or refinancing.
---
Environmental  Audit:  A  written  certificate that (a) is in form and substance
--------------------
satisfactory  to  Lessor, (b) is from an environmental consulting or engineering
---
firm acceptable to Lessor and (c) states that there is no Contamination on the Leased Property and that the Leased Property is otherwise in strict compliance with Environmental Laws.
Environmental  Documents:  Each and every (a) document received by Lessee or any
------------------------
Affiliate from, or submitted by Lessee or any Affiliate to, the United States Environmental Protection Agency and/or any other federal, state, county or municipal agency responsible for enforcing or implementing Environmental Laws with respect to the condition of the Leased Property, or Lessee's operations at the Leased Property; and (b) review, audit, report, or other analysis data pertaining to environmental conditions, including, but not limited to, the presence or absence of Contamination, at, in, under or with respect to the Leased Property that have been prepared by, for or on behalf of Lessee. Environmental Laws: All federal, state and local laws (including, without
-------------------
limitation,  common  law),  statutes,  codes,  ordinances,  regulations,  rules,
------
orders,  permits or decrees now or at any time in effect and relating to (a) the
------
introduction, emission, discharge or release of Hazardous Substances into the indoor or outdoor environment (including without limitation, air, surface water, groundwater, land or soil), (b) the manufacture, processing, distribution, use, treatment, storage, transportation or disposal of Hazardous Substances or (c) the Clean-Up of Contamination.
Event  of  Default:  The  occurrence  of  any  of  the  following:
------------------
(b)     Lessee  fails  to  pay  or  cause  to  be  paid the Rent within five (5)
Business  Days  after  the  Rent  became  due  and  payable;
(c) Lessee or Guarantor, on a petition in bankruptcy filed against it, is adjudicated a bankrupt or has an order for relief thereunder entered against it, or a court of competent jurisdiction enters an order or decree appointing a receiver of Lessee, any Sublessee or any Guarantor or of the whole or substantially all of its property, or approving a petition filed against Lessee or any Guarantor seeking reorganization or arrangement of Lessee or such Guarantor under the federal bankruptcy laws or any other applicable law or statute of the United States of America or any state thereof, and such judgment, order or decree is not vacated or set aside or stayed within sixty (60) days from the date of the entry thereof, subject to the applicable provisions of the Bankruptcy Code (11 USC 101 et. seq.) and to the provisions of Section 16.6 below;
(d) Lessee or Guarantor: (i) Admits in writing its inability to pay its debts generally as they become due; (ii) files a petition in bankruptcy or a petition to take advantage of any insolvency law; (iii) makes a general assignment for the benefit of its creditors; (iv) consents to the appointment of a receiver of itself or of the whole or any substantial part of its property; or
(v) files a petition or answer seeking reorganization or arrangement under the Federal bankruptcy laws or any other applicable law or statute of the United States of America or any state thereof, subject to the applicable provisions of the Bankruptcy Code (11 USC 101 et. seq.) and to the provisions of Section
16.6  below;
(e) Lessee or Guarantor is liquidated or dissolved, or begins proceedings toward liquidation or dissolution, or has filed against it a petition or other proceeding to cause it to be liquidated or dissolved and the proceeding is not dismissed within sixty (60) days thereafter, or Lessee in any manner permits the sale or divestiture of all or substantially all of its assets;
(f) The estate or interest of Lessee in the Leased Property or any part thereof is levied upon or attached in any proceeding and the same is not vacated or discharged within thirty (30) days thereafter (unless Lessee is in the process of contesting such lien or attachment in good faith in accordance with
Article  XII  hereof);
(g)     Lessee  ceases  operation of the Facility for a period in excess of five
(5) Business Days except upon prior Notice to, and with the express prior written consent of, Lessor (which consent Lessor may withhold in its absolute discretion), or as the unavoidable consequence of damage or destruction as a result of a casualty, or a Partial or total Taking;
(h) Any representation or warranty made by Lessee, Guarantor or any of their Affiliates in the Lease or the other Transaction Documents, or in any certificates delivered in connection with this Lease or the other Transaction Documents, proves to be untrue when made in any material respect, it has, or may reasonably have, a Materially Adverse Effect, and Lessee fails within twenty
(20) days after Notice from Lessor or Omega, as the case may be, to cure such condition by terminating such adverse effect and making Lessor or Omega, as the case may be, whole for any damage suffered therefrom, or, if with due diligence such cure cannot be effected within twenty (20) days, if Lessee has failed to commence to cure the same within the twenty (20) days or failed thereafter to proceed promptly and with due diligence to cure such condition and complete such cure prior to the time that such condition actually causes a Material Adverse Effect and prior to the time that the same results in civil or criminal penalties to Lessor, Lessee, any Affiliates of either or the Leased Property;
(i)     Lessee  (or,  if  applicable,  any  Sublessee  or  Manager):
(i) has any license, permit, approval, certificate of need, certificate of reimbursement or other authorization necessary to operate the Facility as a provider of health care services in accordance with its Primary Intended Use suspended or revoked, or its right to so operate the Facility or to accept patients suspended, and Lessee fails to remedy any condition causing such revocation or suspension within any cure period allowed therefor by the applicable agency or authority or, if no such cure period is allowed or specified by the applicable agency or authority, Lessee fails to remedy the condition promptly and diligently following Lessee's receipt of notice of such condition and, in any event, prior to the final, nonappealable revocation or suspension of any such license, permit, approval, certificate of need, certificate of reimbursement , other authorization or right to operate the Facility or to accept patients at the Facility; or
(ii) receives a Citation with respect to the Facility and fails to cure the condition that is the subject of the Citation prior to the final, nonappealable revocation or suspension of any license, permit, approval, certificate of need, certificate of reimbursement or other authorization necessary to operate the Facility as a provider of health care services in accordance with its Primary Intended Use, or prior to the appointment of a temporary manager, as the case may be; or
(iii) fails to give Lessor Notice that any event set forth in clauses (i) and (ii) above has occurred within five (5) Business Days after the event occurs;
(j)      A  Transfer  occurs  without  the  prior  written  consent  of  Lessor;
(k) An "Event of Default" (whether defined as an "Event of Default", a "Guaranty Default", a "Security Agreement Event of Default" or not specifically defined) occurs under any Transaction Document and such "Event of Default" is not cured prior to the expiration of any applicable grace or cure period provided therein;
(l) Lessee breaches any of the financial covenants set forth in Article VIII hereof, the breach is capable of cure and the breach is not cured within a period of the shorter of (i) thirty (30) days after the Notice thereof from Lessor, and (ii) fifteen (15) days following the date of delivery of a certificate pursuant to Section 23.1(i) or 23.1(ii); provided, however, that Lessee's failure to amortize move-in expenses at the Facility-level shall not be the basis of a breach of any of the financial covenants set forth in Article VIII hereof;
(m) Lessee or an Affiliate of Lessee defaults beyond any applicable grace period in the payment of any amount or the performance of any material act required of Lessee or such Affiliate by the terms of any other lease or other agreement between Lessee or such Affiliate and Lessor or any Affiliate of Lessor; or
(n)     Lessee,  Guarantor  or  their  Affiliates fail to observe or perform any other term, covenant or condition of this Lease or any other Transaction Document and the failure is not cured by Lessee within a period of thirty (30) days after Notice thereof from Lessor, unless the failure cannot with due diligence be cured within a period of thirty (30) days, in which case such failure shall not be deemed an Event of Default if and for so long as Lessee proceeds promptly and with due diligence to cure the failure and completes the cure prior to the time that the same causes a Material Adverse Effect and prior to the time that the same results in civil or criminal penalties to Lessor,
Lessee,  any  Affiliates  of  either  or  to  the  Leased  Properties.
     Executive  Officer:  Any  of  the  Chairman  of the Board of Directors, the
     ------------------
President, the Chief Executive Officer, the Chief Operating Officer, the Chief Financial Officer, any Vice President and the Secretary of any corporation, a general partner of any partnership and a managing member of any limited liability company upon which service of a Notice is to be made. Expiration Date: means the Transfer Date if this Lease is terminated pursuant to
---------------
Section 1.4, ______________, 2013 if the first Renewal Option has not been exercised, or _____________________, 2023, if the first Renewal Option has been exercised but the second Renewal Option has not been exercised, or _____________________, 2033, if the second Renewal Option has been exercised
Facility:  The  health  care facility on the Land, including the Leased Property
--------
associated  with  such  Facility.
--
Facility  Mortgage: Any mortgage, deed of trust or other security agreement that
------------------
with the express, prior, written consent of Lessor is a lien upon any or all of the Leased Property, whether such lien secures an Assumed Indebtedness or another obligation or obligations.
Facility Mortgagee: The secured party to a Facility Mortgage, its successors and
------------------
assigns, any servicer acting on behalf of a Facility Mortgagee with respect to a Facility Mortgage and, if a Facility Mortgage is deposited with a trust, then the trustee acting on behalf of the certificate holders of such trust. Facility Trade Names: The name(s) under which the Facility has done business
----------------------
during  the  Term.  The  Facility  Trade  Names  in  use  by the Facility on the
---
Commencement  Date  are  set  forth  on  attached  Exhibit  A.
---
     Fair  Market  Rent:  The  rent that, at the relevant time, a Facility would
     ------------------
most probably command in the open market, under a lease on substantially the same terms and conditions as are set forth in this Lease with a lessee unrelated to Lessor having experience and a reputation in the health care industry and a credit standing reasonably equivalent to that of Lessee, and, if this Lease is guaranteed, with such lease being guaranteed by guarantors having a net worth at least equal to that of Guarantors, with evidence of such rent being the rent that is being asked and agreed to at such time under any leases of facilities comparable to such Facility being entered into at such time in which the lessees and lease guarantors meet the qualifications set forth in this sentence. Fair Market Rent shall be determined in accordance with the appraisal procedure set forth in Article XXXII or in such other manner as may be mutually acceptable to Lessor and Lessee.
     Financial  Statement:
     --------------------
(A) For each quarter during Lessee's fiscal year, (i) a statement of earnings for the current period and fiscal year to the end of such period, with a comparison to the corresponding figures for the corresponding period in the preceding fiscal year from the beginning of the fiscal year to the end of such period, and (ii) a balance sheet as of the end of the period, with a comparison to the corresponding figures for the corresponding period in the preceding fiscal year from the beginning of the fiscal year to the end of such period; and
(B) For Lessee's fiscal year, a financial report for Lessee containing Lessee's balance sheet as of the end of that year, and its related profit and loss.
     Fixtures:  Collectively,  all  permanently  affixed  equipment,  machinery,
     --------
fixtures, and other items of real and/or personal property (excluding Lessor's Personal Property), including all components thereof, now and hereafter located in, on or used in connection with, and permanently affixed to or incorporated into the Leased Improvements, including, without limitation, all furnaces, boilers, heaters, electrical equipment, heating, plumbing, lighting, ventilating, refrigerating, incineration, air and water pollution control, waste disposal, air-cooling and air-conditioning systems and apparatus (other than individual units), sprinkler systems and fire and theft protection equipment, built-in oxygen and vacuum systems, towers and other devices for the transmission of radio, television and other signals, all of which, to the greatest extent permitted by law, are hereby deemed by the parties hereto to constitute real estate, together with all replacements, modifications, alterations and additions thereto.
Force Majeure: An event or condition beyond the control of any Person, including
-------------
without limitation a flood, earthquake, or other Act of God; a fire or other casualty resulting in a complete or partial destruction of the Facility; a war, revolution, riot, civil insurrection or commotion, terrorism, or vandalism; unusual governmental action, delay, restriction or regulation not reasonably to be expected; a contractor or supplier delay or failure in performance (not arising from a failure to pay any undisputed amount due), or a delay in the delivery of essential equipment or materials; bankruptcy or other insolvency of a contractor, subcontractor or construction manager (not an Affiliate of the party claiming Force Majeure); a strike, slowdown or other similar labor action; or any other similar event or condition beyond the reasonable control of the party claiming that Force Majeure is delaying or preventing such party from timely and fully performing its obligations under this Lease; provided that in any such event, the party claiming the existence of Force Majeure shall have given the other party Notice of such claim within fifteen (15) days after becoming aware thereof, and if the party claiming Force Majeure shall fail to give such Notice, then the event or condition shall not be considered Force Majeure for any period preceding the date such Notice shall be given. No lack of funds shall be construed as Force Majeure.
GAAP:  Generally  accepted  accounting  principles  in  effect  at  the  time in
----
question.
----
Gross  Revenues:  All  revenues generated by the Facility during the term of the
---------------
Management  Period,  less bad debt expense resulting from uncollectible accounts
--
receivable and specifically excluding the proceeds from the sale of the Facility, any Facility equipment and any insurance proceeds and condemnation proceeds, any contractual allowances, prior year third-party settlements and the receipt of revenues during the Management Period which relate to periods prior to, or after the Management Period.
Guarantor:  means  Emeritus  Corporation,  a  Washington  corporation.
---------
Guaranty:  means  the  Guaranty  from  Guarantor  in  favor  of  Lessor.
--------
Hazardous  Substance:  Dangerous,  toxic  or  hazardous  material,  substance,
--------------------
pollutant,  contaminant,  chemical,  waste  (including medical waste), including
-------
petroleum products, asbestos and PCBs defined, listed or described as such under
---
any  Environmental  Law.
Impositions:  Collectively,  all  taxes  (including,  without  limitation,  all
-----------
capital  stock  and franchise taxes of Lessor and all ad valorem, sales and use,
------
single business, gross receipts, business privilege, transaction privilege, rent or similar taxes to the extent the same are assessed against Lessor in whole or in part on the basis of its gross or net income from this Lease, the value of the Leased Property, the privilege of doing business in the State or any political subdivision or subdivisions of the State); assessments (including Assessments), ground rents, water, sewer or other rents and charges, excises, tax levies, fees (including, without limitation, license, permit, inspection, authorization and similar fees), and all other governmental charges, in each case whether general or special, ordinary or extraordinary, or foreseen or unforeseen, of every character in respect of the Leased Property that at any time prior to, during or in respect of the Term are assessed or imposed on or in respect of, or constitute a lien upon (a) Lessor or Lessor's interest in the Leased Property; (b) the Leased Property or any part thereof or any rent therefrom or any estate, right, title or interest therein; (c) any occupancy, operation, use or possession of, or sales from, or activity conducted on or in connection with the Leased Property or the leasing or use of the Leased Property or any part thereof; provided, however, that nothing contained in this Lease shall be construed to require Lessee to pay (i) any tax based on net income (whether denominated as a franchise or capital stock or other tax) imposed on Lessor or any other Person, (ii) any transfer, or net revenue tax of Lessor or any other Person except Lessee and its successors, (iii) any tax imposed with respect to the sale, exchange or other disposition by Lessor of any Leased Property or the proceeds thereof, or (iv) any principal or interest on any indebtedness on the Leased Property owed to a Facility Mortgagee for which Lessor is the obligor, except to the extent that any tax, assessment, tax levy or charge, which is otherwise included in this definition, and a tax, assessment, tax levy or charge set forth in clause (i) or (ii) is levied, assessed or imposed in lieu thereof or as a substitute therefor.
Initial  Term:  As  defined  in  Section  1.2.
-------------
Insurance  Requirements:  All  terms  of  any  insurance policy required by this
-----------------------
Lease  and  all  requirements  of  the  issuer  of  any  such  policy.
----
Investigation:  Soil  and  chemical  tests  or  any  other  environmental
-------------
investigations,  examinations  or  analyses.
-------------
Judgment  Date:  The  date  on  which  a judgment is entered against Lessee that
--------------
establishes, without the possibility of appeal, the amount of liquidated damages
----
to  which  Lessor  is  entitled  under  this  Lease.
Land:     The  real  property  described  in  attached  ExhibitB.
----                                                    ---------
Lease:  As  defined  in  the  Preamble.
-----
Lease  Year:  Each  period  from  and  including  ______________1  through
-----------
_______________  during  the Term of this Lease.  If this Lease is terminated or
----------
expires before the end of any Lease Year, the final Lease Year shall be ______________ 1 through the date of termination.
Leased Improvements: Collectively, all buildings, structures, Fixtures and other
-------------------
improvements of every kind on the Land, including, but not limited to, alleyways and connecting tunnels, sidewalks, utility pipes, conduits and lines (on-site and off-site), parking areas and roadways appurtenant to such buildings and structures.
Leased  Property:  The  Land  on  which  the  Facility  is  located,  the Leased
-----------------
Improvements  on  the  Land,  the  Related  Rights with respect to the Land, and
--------
Lessor's  Personal  Property  with  respect  to  such  Facility.
-----
Legal  Requirements:  All  federal,  state,  county,  municipal  and  other
-------------------
governmental  statutes,  laws,  rules, orders, waivers, regulations, ordinances,
-----------
judgments,  decrees and injunctions affecting the Leased Property or any portion
--
thereof, Lessee's Personal Property or the construction, use or alteration of the Leased Property (including but not limited to the Americans with Disabilities Act), whether enacted and in force before, after or on the
Commencement Date, and including any that may (a) require repairs, modifications, alterations or additions in or to any portion or all of the Facility, or (b) in any way adversely affect the use and enjoyment thereof, and all permits, licenses and authorizations and regulations relating thereto, including, but not limited to, (i) those relating to existing health care licenses, (ii) those authorizing the current number of licensed units and the level of services delivered from the Leased Property and (iii) all covenants, agreements, restrictions and encumbrances contained in any instruments, either of record or known to Lessee (other than encumbrances created by Lessor without the consent of Lessee) and in force at any time during the Term. Lessee's Certificate: A statement in writing in substantially the form of
---------------------
Exhibit  C  attached  hereto  (with  such  changes  thereto as may reasonably be
----------
requested  by  the  person  relying  on  such  certificate).
------
Lessee's Personal Property:  Personal Property owned or leased by Lessee that is
--------------------------
not included within the definition of the term "Lessor's Personal Property" but is used by Lessee in the operation of the Facility, including Personal Property provided by Lessee in compliance with Section 6.3 hereof.
Lessor's  Future  Rent  Loss:  An  amount equal to the Rent that would have been
----------------------------
payable by Lessee from and after the Liquidated Damages Payment Date through the
---
Expiration Date had the Lease not been terminated, plus such additional amount as may be necessary in order to compensate Lessor for all other damages that are proximately caused by, and in the ordinary course of things would be likely to result from, Lessee's failure to perform its obligations under this Lease. Lessor's Interim Rent Loss: An amount equal to the Rent that would have been
-----------------------------
payable  by  Lessee  from the Termination Date through the Judgment Date had the
--
Lease not been terminated (including interest and late charges determined on the
--
basis of the date or dates on which Lessor's Interim Rent Loss is actually paid by Lessee), plus such additional amount as may be necessary in order to compensate Lessor for all other damages that are proximately caused by, and in the ordinary course of things would be likely to result from, Lessee's failure to perform its obligations under this Lease.
Lessor's  Monthly  Rent Loss:  For any month, an amount equal to the installment
----------------------------
of Rent that would have been due in such month under the Lease if it had not been terminated, plus, if such amount is not paid on or before the day of the month on which such installment of Rent would have been due, the amount of interest and late charges thereon that also would have been due under the Lease, plus such additional amount as may be necessary in order to compensate Lessor for all other damages that are proximately caused by, and in the ordinary course of things would be likely to result from, Lessee's failure to perform its obligations under this Lease.
Lessor's  Personal  Property:  All  Personal  Property  and intangibles, if any,
----------------------------
owned by Lessor and leased to Lessee on the Commencement Date, together with any
----
and all replacements thereof, and all Personal Property that pursuant to the terms of the Lease becomes the property of Lessor during the Term. Notwithstanding any other provision of this Lease, but subject to Section 6.4 relating to the security interest in favor of Lessor, Lessor's Personal Property shall not include goodwill nor shall it include any other intangible personal property that is severable from Lessor's "interests in real property" within the meaning of Section 856(d) of the Code, or any similar or successor provision thereto.
Liquidated  Damages  Payment  Date:  The date on which Lessee pays Lessor all of
----------------------------------
the  liquidated  damages  for  which  it  is  liable  under  Article  XVI.
--
Management  Agreement:  Any  agreement  (oral  or  written)  pursuant  to  which
---------------------
management  of the Facility is delegated by Lessee (subject to Lessee's ultimate
-------
responsibility as the licensed party) to any person not an employee of Lessee or to any other related or unrelated party.
Management  Period:  As  defined  in  Section  1.4.
------------------
Manager:  The  Person  to  whom  management  of the operation of the Facility is
-------
delegated  pursuant  to  a  Management  Agreement.
----
Material  Adverse  Effect: means any material adverse effect whatsoever upon (a)
-------------------------
the validity, performance or enforceability of any Transaction Document, (b) the properties, contracts, business operations, profits or condition (financial or otherwise) of Lessee or any Guarantor, taken as a whole, or (c) the ability of Lessee, any Guarantor or any of their Affiliates to fulfill its obligations under the Transaction Documents.
Net  Income:  For  any  period,  Lessee's  net  income (or loss) for such period
-----------
attributable  to  the operation of the Facilities, determined in accordance with
-----
GAAP; provided, however, that Lessee's Net Income shall not include any extraordinary gains (or losses) or nonrecurring gains (or losses).
Net  Proceeds:  All  proceeds,  net of any costs incurred by Lessor in obtaining
-------------
such proceeds, payable under any policy of insurance required by Article XIII of
--
this Lease (including any proceeds with respect to Lessee's Personal Property that Lessee is required or elects to restore or replace pursuant to Section 14.3) or paid by a Condemnor for a Taking or Partial Taking of the Leased Property.
Net  Reletting  Proceeds: Proceeds of the reletting of any portion of the Leased
------------------------
Property  received  by  Lessor,  net  of  Reletting  Costs.
Notice:  A  notice  given  in  accordance  with  Article  XXXI  hereof.
------
Notice  of  Termination:  A Notice from Lessor that it is terminating this Lease
-----------------------
by  reason  of  an  Event  of  Default.
Officer's  Certificate:  A  certificate  signed  by  an  Executive  Officer.
----------------------
Omega:  Omega  Healthcare  Investors,  Inc.,  a  Maryland  corporation.
-----
Overdue Rate:  On any date, the interest rate that is equal to five percent (5%)
------------
(five hundred (500) basis points) above the Prime Rate, but in no event greater than the maximum rate then permitted under applicable law.
Partial  Taking:  A  taking  of  less than the entire fee of the Leased Property
---------------
that  either  (a) does not render the Leased Property Unsuitable for its Primary
---
Use, or (b) renders the Leased Property Unsuitable for its Primary Intended Use, but neither Lessor nor Lessee elects pursuant to Section 15.1 hereof to terminate this Lease.
Payment  Date:  Any due date for the payment of the installments of Base Rent or
-------------
for the payment of Additional Charges or any other amount required to be paid by Lessee hereunder.
Payment  Default:  Any  Event of Default arising out of the failure to pay Rent.
----------------
Permitted  Encumbrances:  Encumbrances  listed  on  attached  Exhibit  D.
-----------------------                                       ----------
Person:  Any  natural  person,  trust,  partnership, corporation, joint venture,
------
limited  liability  company  or  other  legal  entity.
---
Personal  Property:  All  machinery,  equipment, furniture, furnishings, movable
------------------
walls or partitions, computers (and all associated software), trade fixtures and
--
other personal property (but excluding consumable inventory and supplies owned by Lessee) used in connection with the Leased Property, together with all replacements and alterations thereof and additions thereto, except items, if any, included within the definition of Fixtures or Leased Improvements. Pledge Agreement: The Pledge Agreement dated as of the same date as this Lease
-----------------
between  Lessor,  as  creditor,  and  Guarantor,  as  debtor.
     Pre-Existing  Hazardous  Substances: means Hazardous Substances located on,
     -----------------------------------
under  about  or  with  respect to the Leased Property prior to the Commencement
Date.

     Pre-Existing  Environmental  Conditions:  means  any Contamination or other
     ---------------------------------------
environmental condition on, under, about or with respect to the Leased Property existing prior to the Commencement Date.

     Present Value: The value of future payments, determined by discounting each
     -------------
such payment at a rate equal to the yield on the specified date on securities issued by the United States Treasury (bills, notes and bonds) maturing on the date closest to December 31 in the year in which such future payment would have been due.
Primary  Intended  Use:  Licensed  assisted  living  Facility providing care for
----------------------
Alzeheimer's  patients.
-----
Prime  Rate:  On any date, an interest rate equal to the prime rate published by
-----------
the Wall Street Journal, but in no event greater than the maximum rate then permitted under applicable law. If the Wall Street Journal ceases to be in existence, or for any reason no longer publishes such prime rate, the Prime Rate shall be the rate announced as its prime rate by Fleet Bank or other financial institution that is the agent for the banks under Omega's revolving credit agreement, and if such bank no longer exists or does not announce a prime rate at such time, the Prime Rate shall be the rate of interest announced as its prime rate by a national bank selected by Lessor.
Proceeding:  Any  action,  proposal or investigation by any agency or entity, or
----------
any  complaint  to  such  agency  or  entity.
--
Purchase  Money Financing:     Any financing provided by a Person to Lessee or a
-------------------------
Sublessee in connection with the acquisition of Personal Property used in connection with the operation of the Facility, whether by way of installment sale or otherwise.
Qualified Capital Expenditures:  Expenditures capitalized on the books of Lessee
------------------------------
for alterations, renovations, repairs and replacements to the Facility, including without limitation any of the following: Replacement of furniture, fixtures and equipment, including refrigerators, ranges, major appliances, bathroom fixtures, doors (exterior and interior), central air conditioning and heating systems (including cooling towers, water chilling units, furnaces, boilers and fuel storage tanks) and major replacement of siding; major roof replacements, including major replacements of gutters, downspouts, eaves and soffits; major repairs and replacements of plumbing and sanitary systems; overhaul of elevator systems; major repaving, resurfacing and sealcoating of sidewalks, parking lots and driveways; repainting of entire building exterior; but excluding major alterations, renovations, additions (consisting of expansions of the Facility, including construction of a new wing or a new story on the Facility), normal maintenance and repairs.
Regulatory  Actions:  Any  claim,  demand, notice, action or proceeding brought,
-------------------
threatened  or  initiated  by  any governmental authority in connection with any
--
Environmental  Law,  including,  without  limitation,  civil,  criminal  and
--
administrative  proceedings, whether or not the remedy sought is costs, damages,
--
equitable  remedies,  penalties  or  expenses.
Related  Rights:  All  easements,  rights and appurtenances relating to the Land
---------------
and  the  Leased  Improvements.
--
Release:  The  intentional or unintentional spilling, leaking, dumping, pouring,
-------
emptying, seeping, disposing, discharging, emitting, depositing, injecting, leaching, escaping, abandoning, or any other release or threatened release, however defined, of any Hazardous Substance.
Reletting Costs: Expenses incurred by Lessor in connection with the reletting of
---------------
the Leased Property in whole or in part after an Event of Default, including without limitation attorneys' fees and expenses, brokerage fees and expenses, marketing expenses and the cost of repairs and renovations reasonably required for such reletting.
Renewal  Term: A period for which the Term is renewed in accordance with Section
-------------
1.3.
Rent:  Collectively,  Base  Rent  and  Additional  Charges.
----
Replacement Cost:  The actual replacement cost of the Leased Property, including
----------------
an increased cost of construction endorsement, less exclusions provided in the standard form of fire insurance policy. In all events Replacement Cost shall be an amount sufficient that neither Lessor nor Lessee is deemed to be a co-insurer of the Leased Property in question.
SEC:  Securities  and  Exchange  Commission.
---
Security Agreement: The Security Agreement between Lessor, as secured party, and
------------------
Lessee,  as  debtor.
Security  Deposit:  As  defined  in  Article  XXXIX  hereof.
-----------------
Senior  Healthcare:  Senior  Healthcare  Partners,  LLC.
------------------
Special  Purpose  Personal  Property:  Items of Lessee's Personal Property which
------------------------------------
meets  all of the following criteria: (1) it is delivered to the Facility at the
--
sole cost and expense of Lessee on or after the Commencement Date; (2) it does not replace, either specifically or in use, any Personal Property at the Facility as of the Commencement Date; (3) it is acquired as part of an overall optional marketing program, plan or strategy of Guarantor; and (4) it is identified in a writing delivered to Lessor within thirty (30) days of its delivery to the Facility as "Special Purpose Personal Property". Examples of Special Purpose Personal Property may include a baby grand piano or additional kitchen appliances not reasonably considered to be part of a customary kitchen and used to accommodate special menus. With regard to any item of Personal Property, the presumption shall be that such item is not an item of Special Purpose Personal Property and Lessee shall bear the burden of proof that an item of Personal Property is Special Purpose Personal Property.
Special  Risk  Insurance:  The  insurance  that  Lessee  is required to maintain
------------------------
pursuant  to  Section  13.2.1  of  this  Lease.
-----
State:  The  State  in  which  the  Leased  Property  is  located.
-----
Subordination  Agreement: The Subordination Agreement from Lessee and Guarantors
------------------------
in  favor  of  Lessor.
Taken:  Conveyed  pursuant  to  a  Taking  or  Partial  Taking.
-----
Taking:  A  taking  or voluntary conveyance during the Term of all of the Leased
------
Property, or any interest therein or right accruing thereto or use thereof, as the result of, or in settlement of any condemnation or other eminent domain proceeding affecting the Leased Property, whether or not the proceeding actually has been commenced.
Term:  Collectively, the Initial Term plus the Renewal Term or Renewal Terms, if
----
any.
Termination  Date:  The  date  on  which  a  Notice  of  Termination  is  given.
-----------------
Termination  Notice:  is  defined  in  Section  1.4.
-------------------
Third  Party  Claims:  Any  claims,  actions, demands or proceedings (other than
--------------------
Regulatory Actions) howsoever based (including without limitation those based on
---
negligence, trespass, strict liability, nuisance, toxic tort or detriment to health welfare or property) due to Contamination, whether or not the remedy sought is costs, damages, penalties or expenses, brought by any person or entity other than a governmental agency.
Transaction  Documents: means the following documents: this Lease, the Guaranty,
-----------------------
the  Security  Agreement, the Pledge Agreement, the Subordination Agreement, and
any security agreements, pledge agreements, letter of credit agreements, guarantees, notes or other documents which evidence, secure or otherwise relate to this Lease, or the transactions contemplated by this Lease; and any and all amendments, modifications, extensions and renewals of any of the foregoing documents.
Transfer:  The  (a)  assignment,  mortgaging  or other encumbering of all or any
---------
part  of  Lessee's  interest  in  this  Lease  or  in  the  Leased Property; (b)
---
subletting of the whole or any part of the Leased Property; (c) entering into of
---
any  Management  Agreement  or  other  arrangement  under  which the Facility is operated by or licensed to be operated by an entity other than Lessee; (d) merger, consolidation or reorganization of a corporate Lessee or corporate Manager, or the sale, issuance, transfer and/or redemption, cumulatively or in one transaction, of any voting stock by Lessee or Manager or by Persons who are stockholders of record of Lessee, or Manager, if such event or events result(s) in a change of Control of Lessee or Manager; or (e) sale, issuance, transfer or redemption, cumulatively or in one transaction, of any interest, or the termination of any interest, in Lessee or Manager if Lessee or such Manager is a joint venture, partnership, limited liability company or other association and such sale, issuance, transfer, redemption or termination of interest results in a change of Control of such joint venture, partnership, limited liability company or other association.
Transfer  Date:  is  defined  in  Section  1.4.
--------------
Transferee:  An  assignee,  subtenant  or  other occupant of the Leased Property
----------
pursuant  to  a  Transfer.
----
Unmatured  Event  of  Default:  means  the occurrence of an event which upon its
-----------------------------
occurrence,  or  with  the giving of notice, the passage of time, or both, would
----
constitute  an  Event  of  Default.
--
Unsuitable  for  Its Primary Intended Use:  A state or condition of the Facility
-----------------------------------------
such that by reason of a Partial Taking, the Facility cannot be operated on a commercially practicable basis for its Primary Intended Use, taking into account, among other relevant factors, the number of usable units permitted by applicable law and regulation in the Facility after the Partial Taking, the square footage Taken and the estimated revenue impact of such Partial Taking.
ARTICLE  III
3.1     Base  Rent;  Monthly Installments.  In addition to all other payments to
        ---------------------------------
be made by Lessee under this Lease, Lessee shall pay Lessor the Base Rent in lawful money of the United States of America which is legal tender for the payment of public and private debts, in advance, in equal, consecutive monthly installments, each of which shall be in an amount equal to one-twelfth (1/12) of the Base Rent payable for the Lease Year in which such installment is payable. The first installment of Base Rent shall be payable on the Commencement Date, together with a prorated amount of Base Rent for the period from the Commencement Date until the last day of the first full calendar month of the Term. Thereafter, installments of Base Rent shall be payable on the first (1st) day of each calendar month. Base Rent shall be paid to Lessor, or to such other Person as Lessor from time to time may designate by Notice to Lessee, by wire transfer of immediately available federal funds to the bank account designated in writing by Lessor. If Lessor directs Lessee to pay any Base Rent or Additional Charges to any Person other than Lessor, Lessee shall send to Lessor, simultaneously with payment of the Base Rent or Additional Charges, a copy of the transmittal letter or invoice and check evidencing such, or such other evidence of payment as Lessor requires.
3.2     Additional  Charges.  In addition to the Base Rent, Lessee also will pay
        -------------------
as  and  when  due  all  Additional  Charges.
3.3     Late Charge; Interest.  If any Rent payable to Lessor is not paid within
        ---------------------
five (5) Business Days after the Rent first became due and payable, Lessee shall pay Lessor on demand, as an Additional Charge, a late charge equal to five percent (5%) of the amount not paid when due, and, in addition, if such Rent (including the late charge) is not paid within thirty (30) days of the date on which such Rent was due, interest thereon at the Overdue Rate from the date when due until such Rent (including the late charge and interest) is paid in full.
3.4     Net  Lease.
        ----------
3.4.1 The Rent shall be paid absolutely net to Lessor, so that this Lease shall yield to Lessor the full amount of the Rent payable to Lessor under this Lease throughout the Term.
3.4.2 If Lessor commences any proceedings for non-payment of Rent, Lessee will not interpose any counterclaim or cross complaint or similar pleading of any nature or description in such proceedings unless Lessee would lose or waive such claim by the failure to assert it, but Lessee does not waive any rights to assert such claim in a separate action brought by Lessee. The covenants to pay Rent are independent covenants, and Lessee shall have no right to hold back, offset or fail to pay any Rent because of any alleged default by Lessor or for any other reason.
3.5     Payments  In  The  Event  of  a  Rent  Adjustment.
        -------------------------------------------------
3.5.1 Upon the adjustment, pursuant to the definition of the term "Base Rent," in the Base Rent payable pursuant to this Lease with respect to any Lease
     Year, the adjustment shall be effective as of the first payment of Base Rent due in the Lease Year as to which such adjustment pertains. Because it may not be possible to determine the adjusted Base Rent prior to the effective date of such adjustment, Lessee shall continue to pay the Base Rent at the rate in effect prior to the adjustment until Lessor gives Lessee Notice of its determination of the adjusted Base Rent. Upon such determination, the Base Rent shall be adjusted retroactively as of the effective date of such adjustment On or before the second (2nd) payment date for Base Rent following receipt by Lessee of Lessor's Notice of the adjustment, Lessee shall make an additional payment of Base Rent in such amount as will bring the Base Rent, as adjusted, current on or before such second (2nd) payment date, and thereafter Lessee shall pay the adjusted Base Rent in correspondingly adjusted monthly installments until the Base Rent is next adjusted or reset as required under this Lease.
3.5.2 This Section 3.5 shall survive the expiration or earlier termination of this Lease with respect to any adjustment or reset that is not known or fully paid as of the date of expiration or earlier termination of this Lease.
ARTICLE  IV
4.1     Payment  of  Impositions.  Subject  to  Section  12.1  and Section 12.2,
        ------------------------
Lessee will pay all Impositions before any fine, penalty, interest or cost is added for non-payment, and will promptly, upon request, furnish to Lessor copies of official receipts or other satisfactory proof evidencing such payments. Subject to Section 12.2, if at the option of the taxpayer any Imposition may be paid in installments, Lessee may pay the same in the required installments provided it also pays any and all interest due thereon as and when due and shall only be obligated to pay the installments allocable to the Term. If during the first two Lease Years any Imposition is not payable in installments and covers a period greater than the first two Lease Years, then Lessee shall pay such Assessment and, if this Lease is terminated pursuant to Section 1.4 of this Lease, then upon such termination, Lessee shall be entitled to a refund from Lessor of the amount of the Assessment so paid less the amount of such Assessment allocable to the first two Lease Years.
     Lessee shall prepare and file as and when required all tax returns and reports required by governmental authorities with respect to all Impositions. Lessor and Lessee shall each, upon request, provide the other with such data, including without limitation cost and depreciation records, as is maintained by the party to whom the request is made as is necessary to prepare any required returns and reports. Lessee shall have no responsibility for and shall not prepare  or  file  any  of  Lessor's  income  tax  returns.
Lessee shall be entitled to receive and retain any refund from a taxing authority in respect of an Imposition paid by Lessee if at the time of the refund no Event of Default has occurred, but if an Event of Default has occurred at the time of the refund, Lessee shall not be entitled to receive or retain such refund, and if and when received by Lessor such refund shall be applied as provided in Article XVI.
Lessee may, upon Notice to and with the consent of Lessor (which consent shall not be withheld unreasonably), at Lessee's sole cost and expense, protest, appeal or institute such other proceedings as Lessee deems appropriate to effect a reduction of real estate or personal property assessments and Lessor, at Lessee's expense as aforesaid, shall cooperate with Lessee in such protest, appeal or other action. Lessee shall reimburse Lessor for Lessor's direct costs of cooperating with Lessee for such protest, appeal or other action.
4.2     Adjustment  of  Impositions.  Impositions  imposed in respect of the tax
        ---------------------------
fiscal period during which the Term ends shall be adjusted and prorated between Lessor and Lessee, whether or not imposed before or after the expiration or earlier termination of the Term, and Lessee's obligation to pay its prorated share thereof shall survive the expiration or earlier termination of the Term.
4.3     Utility  Charges.  Lessee  will  pay  or  cause  to be paid when due all
        ----------------
charges for electricity, power, gas, oil, water and other utilities imposed upon the Leased Property or upon Lessor or Lessee with respect to the Leased Property.
4.4     Insurance  Premiums.  Lessee  shall pay or cause to be paid when due all
        -------------------
premiums  for  the  insurance  coverage  required  to  be maintained pursuant to
Article XIII during the Term. Lessee shall deposit with Lessor the premiums for such insurance in accordance with the provisions of Section 12.2 of this Lease.
ARTICLE  V
5.1     No  Termination,  Abatement,  etc.  Except  as  otherwise  specifically
        ---------------------------------
provided in this Lease, Lessee shall not take any action without the consent of Lessor to modify, surrender or terminate this Lease, and shall not seek or be entitled to any abatement, deduction, deferment or reduction of Rent, or setoff against Rent. The respective obligations of Lessor and Lessee shall not be affected by reason of (a) any damage to, or destruction of, the Leased Property or any portion thereof from whatever cause or any Taking or Partial Taking of the Leased Property, except as expressly set forth herein; (b) the lawful or unlawful prohibition of, or restriction upon, Lessee's use of the Leased Property, or any portion thereof, or the interference with such use by any Person or by reason of eviction by paramount title as a result of Lessee's willful misconduct or gross negligence; (c) any claim that Lessee has or might have against Lessor or by reason of any default or breach of any warranty by Lessor under this Lease or any other agreement between Lessor and Lessee, or to which Lessor and Lessee are parties; (d) any bankruptcy, insolvency, reorganization, composition, readjustment, liquidation, dissolution, winding up or other proceedings affecting Lessor or any assignee or transferee of Lessor; or (e) any other cause, whether similar or dissimilar to any of the foregoing, other than a discharge of Lessee from any such obligations as a matter of law or the lawful eviction of Lessee because of defects in Lessor's title to the Leased Property. Lessee hereby specifically waives all rights, arising from any occurrence whatsoever, that now or hereafter may be conferred upon it by law to
(a) modify, surrender or terminate this Lease or quit or surrender the Leased Property or any portion thereof, or (b) entitle Lessee to any abatement, reduction, suspension or deferment of the Rent or other sums payable by Lessee hereunder,  except  as  otherwise  specifically  provided  hereunder.
ARTICLE  VI
6.1     Ownership  of  the Leased Property.  Lessee acknowledges that the Leased
        ----------------------------------
Property is the property of Lessor and that Lessee has only the right to the possession and use of the Leased Property upon the terms and conditions of this Lease. Lessee will not (a) file any income tax return or other associated documents, (b) file any other document with or submit any document to any governmental body or authority, (c) enter into any written contractual arrangement with any Person or (d) release any financial statements of Lessee, in any case that take any position other than that throughout the Term Lessor is the  owner  of  the Leased Property for federal, state and local income tax purposes and this Lease is a "true lease," and an "operating lease" and not a "capital lease."
6.2     Lessor's  Personal  Property.  Lessee  shall,  during  the  entire Term,
        ----------------------------
maintain all of Lessor's Personal Property in good order, condition and repair as shall be necessary in order to operate the Facility for the Primary Intended Use in compliance with all applicable licensure and certification requirements, all applicable Legal Requirements and Insurance Requirements, and customary industry practice for the Primary Intended Use. If any of Lessor's Personal
Property requires replacement in order to comply with the foregoing, Lessee shall replace it with similar property of the same or better quality at Lessee's sole cost and expense, and when such replacement property is placed in service with respect to the Leased Property it shall become Lessor's Personal Property. Lessee shall not permit or suffer Lessor's Personal Property to be subject to any lien, charge, encumbrance, financing statement, contract of sale, equipment lessor's interest or the like, except for any purchase money security interest or equipment lessor's interest expressly approved in advance, in writing, by Lessor. At the expiration or earlier termination of this Lease, all of Lessor's Personal Property shall be surrendered to Lessor with the Leased Property at or before the time of the surrender of the Leased Property in at least as good a condition as at the Commencement Date (or, as to replacements, in at least as good a condition as when placed in service at the Facility) except for ordinary wear and tear.
6.3     Lessee's  Personal  Property.  Lessee  shall provide and maintain during
        ----------------------------
the Term such Personal Property, in addition to Lessor's Personal Property, as shall be necessary and appropriate in order to operate the Facility for the Primary Intended Use in compliance with all licensure and certification requirements, in compliance with all applicable Legal Requirements and Insurance Requirements and otherwise in accordance with customary practice in the industry for the Primary Intended Use. Except as permitted under Section 8.2.1.4, without the prior written consent of Lessor, Lessee shall not permit or suffer Lessee's Personal Property to be subject to any lien, charge, encumbrance, financing statement or contract of sale or the like. Upon the termination of this Lease pursuant to Section 1.4 or Article XVI, without the payment of any additional consideration by Lessor, Lessee shall be deemed to have sold, assigned, transferred and conveyed to Lessor all of Lessee's right, title and interest in and to any of Lessee's Personal Property; provided, however, that if this Lease is terminated pursuant to Section 1.4, then any Special Purpose Personal Property, if any, shall not be transferred to Lessor pursuant to this Section. Upon the expiration of the Term or the earlier termination of this Lease other than pursuant to Section 1.4 or Article XVI, Lessee (i) may, but shall not be required to, remove all of Lessee's Personal Property unless Lessor purchases Lessee's Personal Property upon terms acceptable to Lessor and Lessee and (ii) shall be deemed to have sold, assigned, transferred and conveyed to Lessor all of Lessee's right, title and interest in and to any of Lessee's Personal Property that Lessee does not remove, all in its "as is" condition.
6.4     Grant  of  Security  Interest in Lessee's Personal Property.  Lessee has
        -----------------------------------------------------------
concurrently granted to Lessor a security interest in the Collateral as defined in the Security Agreement, which includes, without limitation, the Lessee's Personal Property as defined herein.
ARTICLE  VII
7.1     Condition  of  the  Leased  Property.  Lessee  acknowledges  that it has
        ------------------------------------
inspected and otherwise has knowledge of the condition of the Leased Property prior to the execution and delivery of this Lease and has found the same to be in good order and repair and satisfactory for its purposes hereunder. Lessee is leasing the Leased Property "as is" in its condition on the Commencement Date. Lessee waives any claim or action against Lessor in respect of the condition of the Leased Property. LESSOR MAKES NO WARRANTY OR REPRESENTATION, EXPRESS OR IMPLIED, IN RESPECT OF THE LEASED PROPERTY OR ANY PART THEREOF, EITHER AS TO ITS FITNESS FOR USE, DESIGN OR CONDITION FOR ANY PARTICULAR USE OR PURPOSE OR OTHERWISE AS TO THE QUALITY OF THE MATERIAL OR WORKMANSHIP THEREIN, LATENT OR PATENT, IT BEING AGREED THAT ALL SUCH RISKS ARE TO BE BORNE BY LESSEE. Lessee further acknowledges that throughout the Term Lessee is solely responsible for the condition of the Leased Property.
7.2     Use  of  the  Leased Property.  Throughout the Term Lessee shall use the
        -----------------------------
Leased Property continuously for the Primary Intended Use and uses incidental thereto. Lessee shall not use the Leased Property or any portion thereof for any other use without the prior written consent of Lessor. No use shall be made or permitted to be made of, or allowed in, the Leased Property, and no acts shall be done, which will cause the cancellation of, or be prohibited by, any insurance policy covering the Leased Property or any part thereof, nor shall the Leased Property or Lessee's Personal Property be used for any unlawful purpose. Lessee shall not commit or suffer to be committed any waste on the Leased Property, or cause or permit any nuisance thereon, or suffer or permit the Leased Property or any portion thereof, or Lessee's Personal Property, to be used in such a manner as (a) might reasonably tend to impair Lessor's (or Lessee's, as the case may be) title thereto or to any portion thereof, or (b) may reasonably make possible a claim or claims of adverse usage or adverse possession by the public, as such, or of implied dedication of the Leased Property or any portion thereof.
7.3     Certain  Environmental  Matters.
        -------------------------------
(a)     Prohibition  Against  Use  of  Hazardous  Substances.  Lessee  shall not
        ----------------------------------------------------
permit, conduct or allow the generation, introduction, presence, maintenance, use, receipt, acceptance, treatment, manufacture, production, installation, management, storage, disposal or release of any Hazardous Substance on the Leased Property, except for (i) those types and quantities of Hazardous Substances necessary for and ordinarily associated with the conduct of Lessee's business and used in full compliance with all Environmental Laws and (ii) any Pre-Existing Hazardous Substances.
(b)     Notice of Environmental Claims, Actions or Contaminations.  Lessee shall
        ---------------------------------------------------------
notify Lessor, in writing, immediately upon learning of any existing, pending or threatened: (i) investigation, inquiry, claim or action by any governmental authority in connection with any Environmental Laws, (ii) Third Party Claims,
(iii) Regulatory Actions, and/or (iv) Contamination of any portion of the Leased Property
(c)     Costs of Remedial Actions with Respect to Environmental Matters.  If any
        ---------------------------------------------------------------
investigation and/or Clean-Up of any Hazardous Substance or other environmental condition on, under, about or with respect to the Leased Property is required by any Environmental Law (other than Pre-Existing Hazardous Substances or Pre-Existing Environmental Conditions), Lessee shall complete, at its own expense, such investigation and/or Clean-Up or cause any other Person who may be legally responsible to complete such investigation and/or Clean-Up.
(d)     Delivery  of  Environmental  Documents.  Lessee  shall deliver to Lessor
        --------------------------------------
complete copies of any and all Environmental Documents that may now be in, or at any time hereafter come into, the possession of Lessee.
(e)     Environmental Audit.  At Lessee's expense, Lessee shall, upon and within
        -------------------
thirty (30) days of a written request therefor from Lessor or a Facility Mortgagee, deliver an Environmental Audit to Lessor and a Facility Mortgagee, if any. All tests and samplings shall be conducted using generally accepted and scientifically valid technology and methodologies. Lessee shall give the engineer or environmental consultant conducting the Environmental Audit reasonable and complete access to the Leased Property and to all records in the possession of Lessee that may indicate the presence (whether current or past) of a Release or threatened Release of any Hazardous Substances on, in, under, about and adjacent to the Leased Property. Lessee also shall provide the engineer or environmental consultant full access to and the opportunity to interview such persons as may be employed in connection with the Leased Property as the engineer or consultant deems appropriate. However, neither Lessor nor a Facility Mortgagee shall be entitled to request an Environmental Audit from
Lessee unless (i) after the Commencement Date there have been changes, modifications or additions to Environmental Laws as applied to or affecting any of the Leased Property; (ii ) a significant change in the condition of any of the Leased Property has occurred; (iii) there are fewer than six (6) months remaining in the Term and Lessor has a reasonable belief that the Contamination has occurred during the Term; or (iv) Lessor or a Facility Mortgagee has another good reason for requesting such certificate or certificates. If the Environmental Audit discloses the presence of Contamination or any noncompliance with Environmental Laws, Lessee shall immediately perform all of Lessee's obligations under this Lease with respect to such Hazardous Substances or noncompliance.
(f)     Entry  onto  Leased Property for Environmental Matters.  If Lessee fails
        ------------------------------------------------------
to provide an Environmental Audit as and when required by Subparagraph (e) above, in addition to Lessor's other remedies Lessee shall permit Lessor and a Facility Mortgagee from time to time, by its employees, agents, contractors or representatives, to enter upon the Leased Property for the purpose of conducting such Investigations as Lessor may desire, the expense of which shall be paid or reimbursed promptly by Lessee as an Additional Charge. Lessor, a Facility Mortgagee exercising such right of entry and the employees, agents, contractors, consultants and/or representatives thereof, shall conduct any such Investigation in a manner that does not unreasonably interfere with Lessee's use of and operations on the Leased Property (however, reasonable temporary interference with such use and operations is permissible if the investigation cannot otherwise be reasonably and inexpensively conducted). Other than in an emergency, Lessor and a Facility Mortgagee exercising such right of entry shall provide Lessee with prior notice before entering any of the Leased Property to conduct such Investigation, and shall provide copies of any reports or results to Lessee, and Lessee shall cooperate fully in such Investigation.
(g)     Environmental  Matters  Upon  Termination  of the Lease or Expiration of
        ------------------------------------------------------------------------
Term.  Upon  the  expiration  or  earlier  termination of the Term, Lessee shall
   -
cause the Leased Property to be delivered free of any and all Regulatory Actions
   -
     and Third Party Claims and otherwise in compliance with all Environmental Laws with respect thereto, and in a manner and condition that is reasonably required to ensure that the then present use, operation, leasing, development, construction, alteration, refinancing or sale of the Leased Property shall not be restricted by any environmental condition existing as of the date of such expiration or earlier termination of the Term; provided, that Lessee shall not be required to take any of the foregoing actions with respect to Pre-Existing Hazardous Substances or Pre-Existing Environmental Conditions.
(h)     Compliance with Environmental Laws.  Lessee shall comply with, and cause
        ----------------------------------
     its agents, servants and employees to comply with, and shall use reasonable efforts to cause each occupant and user of the Leased Property, and the agents, servants and employees of such occupants and users to comply with, each and every Environmental Law applicable to Lessee, the Leased Property and each such occupant or user with respect to the Leased Property. Specifically, but without limitation:
(i)     Maintenance  of  Licenses and Permits.  Lessee shall obtain and maintain
        -------------------------------------
(and Lessee shall use reasonable efforts to cause each tenant, occupant and user to obtain and maintain) all permits, certificates, licenses and other consents and approvals required by any applicable Environmental Law from time to time with respect to Lessee, each and every part of the Leased Property and/or the conduct of any business at the Facility or related thereto;
(ii)     Contamination.  Lessee  shall  not  cause,  suffer  or  permit  any
         -------------
Contamination  (other  than  Pre-Existing  Hazardous  Substances or Pre-Existing
         -
Environmental  Conditions);
(iii)     Clean-Up.  If  a  Contamination  occurs (other than one arising solely
          --------
out of Pre-Existing Hazardous Substances or Pre-Existing Environmental Conditions), Lessee promptly shall Clean-Up and remove any Hazardous Substance or cause the Clean-Up and the removal of any Hazardous Substance and in any such case such Clean-Up and removal of the Hazardous Substance shall be effected to Lessor's reasonable satisfaction and in any event in strict compliance with applicable Environmental Laws;
(iv)     Discharge  of  Lien.  Within  twenty  (20) days of the date any lien is
         -------------------
imposed against the Leased Property or any part thereof under any Environmental Law (other than those arising solely out of Pre-Existing Hazardous Substances or Pre-Existing Environmental Conditions), Lessee shall cause such lien to be discharged (by payment, by bond or otherwise to Lessor's absolute satisfaction);
(v)     Notification of Lessor.  Within three (3) Business Days after receipt by
        ----------------------
Lessee of Notice or discovery by Lessee of any fact or circumstance that might result in a breach or violation of any covenant or agreement, Lessee shall give Lessor Notice of such fact or circumstance; and
(vi)     Requests,  Orders  and  Notices.  Within  three (3) Business Days after
         -------------------------------
receipt of any request, order or other notice relating to the Leased Property under any Environmental Law, Lessee shall forward a copy thereof to Lessor.
(i)     Environmental  Related  Remedies.  In  the  event  of a breach by Lessee
        --------------------------------
beyond any applicable notice and/or grace period of its covenants with respect to environmental matters, Lessor may, in its sole discretion, do any one or more of the following (the exercise of one right or remedy hereunder not precluding the simultaneous or subsequent exercise of any other right or remedy hereunder):
(i)     Cause  a  Clean-Up.  Cause  the  Clean-Up  of any Hazardous Substance or
        ------------------
other environmental condition on or under the Leased Property, or both, at Lessee's cost and expense (except to the extent such Clean-Up relates to Pre-Existing Hazardous Substances or Pre-Existing Environmental Conditions); or
(ii)     Payment  of  Regulatory  Damages.  Pay on behalf of Lessee any damages,
         --------------------------------
costs, fines or penalties imposed on Lessee or Lessor as a result of any Regulatory Actions; or
(iii)     Payments to Discharge Liens.  On behalf of Lessee, make any payment or
          ---------------------------
perform any other act or cause any act to be performed that will prevent a lien in favor of any federal, state or local governmental authority from attaching to the Leased Property or that will cause the discharge of any lien then attached to the Leased Property; or
(iv)     Demand of Payment.  Demand that Lessee make immediate payment of all of
         -----------------
the  costs  of  such  Clean-Up and/or exercise of the remedies set forth in this
Section 7.2 incurred by Lessor and not paid by Lessee as of the date of such demand.
(j)     Environmental  Indemnification.  Lessee shall and does hereby indemnify,
        ------------------------------
and shall defend and hold harmless, Lessor, each Facility Mortgagee and the principals, officers, directors, agents and employees of Lessor and each Facility Mortgagee, from each and every incurred and potential claim, cause of action, damage, demand, obligation, fine, laboratory fee, liability, loss, penalty, imposition settlement, levy, lien removal, litigation, judgment, proceeding, disbursement, expense and/or cost (including without limitation the cost of each and every Clean-Up), however defined and of whatever kind or nature, known or unknown, foreseeable or unforeseeable, contingent, incidental, consequential or otherwise (including, but not limited to, attorneys' fees, consultants' fees, experts' fees and related expenses, capital, operating and maintenance costs, incurred in connection with (i) any Investigation or monitoring of site conditions, and (ii) any Clean-Up required or performed by any federal, state or local governmental entity or performed by any other entity or person because of the presence of any Hazardous Substance, Release, threatened Release or any Contamination on, in, under or about any of the Leased Property) that may be asserted against, imposed on, suffered or incurred by, each and every indemnitee arising out of or in any way related to, or allegedly arising out of or due to any environmental matter (except to the extent it arises out of Pre-Existing Hazardous Substances or Pre-Existing Environmental Conditions) including, but not limited to, any one or more of the following:
(i)     Release  Damage or Liability.  The presence of Contamination in, on, at,
        ----------------------------
under or near the Leased Property or migrating to the Leased Property from another location;
(ii)     Injuries.  All injuries to health or safety (including wrongful death),
         --------
or to the environment, by reason of environmental matters relating to the condition of or activities past or present on, at, in or under the Leased Property, other than with respect to or resulting solely from Pre-Existing Hazardous Substances or Pre-Existing Environmental Conditions;
(iii)     Violations  of  Law.  All  violations,  and alleged violations, of any
          -------------------
Environmental Law relating to the Leased Property or any activity on, in, at or under the Leased Property, other than with respect to or resulting solely from Pre-Existing Hazardous Substances or Pre-Existing Environmental Conditions;
(iv)     Misrepresentation.  All  material  misrepresentations  relating  to
         -----------------
environmental matters in any documents or materials furnished by Lessee to Lessor and/or its representatives in connection with the Lease;
(v)     Event  of  Default.  Each  and  every  Event  of  Default  relating  to
        ------------------
environmental  matters;
        -
(vi)     Lawsuits.  Any  and  all  lawsuits  brought  or threatened, settlements
         --------
reached and governmental orders relating to any Hazardous Substances at, on, in or under the Leased Property, and all demands of governmental authorities, and all policies and requirements of Lessor's, based upon or in any way related to any Hazardous Substances at, on, in or under the Leased Property, other than with respect to or resulting solely from Pre-Existing Hazardous Substances or Pre-Existing Environmental Conditions; and
(vii)     Presence  of Liens.  All liens imposed upon any of the Leased Property
          ------------------
in favor of any governmental entity or any person as a result of the presence, disposal, release or threat of release of Hazardous Substances at, on, in, from or under the Leased Property, other than with respect to or resulting solely from Pre-Existing Hazardous Substances or Pre-Existing Environmental Conditions.
(k)     Rights  Cumulative  and  Survival.  The rights granted Lessor under this
        ---------------------------------
Section are in addition to and not in limitation of any other rights or remedies available to Lessor under this Lease or allowed at law or in equity or rights of indemnification provided to Lessor in any agreement pursuant to which Lessor purchased any of the Leased Property. The payment and indemnification obligations set forth in this Section 7.3 shall survive the expiration or earlier termination of the Term.
(l)     Exculpation.  Notwithstanding  anything  to  the contrary in this Lease,
        ------------
Lessee shall not be liable for any costs, loss, liability, damage or expense arising from or in connection with the Clean-Up of any Pre-Existing Hazardous Substances or Pre-Existing Environmental Conditions.
ARTICLE  VIII
8.1     Compliance  with  Legal  and  Insurance  Requirements.  In  its  use,
        -----------------------------------------------------
maintenance, operation and any alteration of the Leased Property, Lessee, at its
        -
     expense, promptly will (a) comply with all Legal Requirements and Insurance Requirements, whether or not compliance with them requires structural changes in any of the Leased Improvements (which structural changes shall be subject to Lessor's prior written approval, which Lessor shall not unreasonably withhold or delay) or interferes with or prevents the use and enjoyment of the Leased Property, and (b) procure, maintain and comply with all licenses, certificates of need, provider agreements and other authorizations required for the use of the Leased Property and Lessee's Personal Property for the Primary Intended Use, and for the proper erection, installation, operation and maintenance of the Leased Property or any part thereof. The judgment of any court of competent jurisdiction, or the admission of Lessee in any action or proceeding against Lessee, whether or not Lessor is a party thereto, that Lessee has violated any such Legal Requirements or Insurance Requirements shall be conclusive of that fact  as  between  Lessor  and  Lessee.
8.2     Certain  Covenants.
        ------------------
8.2.1     Certain  Financial  Covenants.
          -----------------------------
8.2.1.1     Cash  Flow to Rent Ratio. Commencing in the third Lease Year, Lessee
            ------------------------
shall  maintain  a  Cash  Flow  to  Rent  Ratio  of  1.10  or  more.
8.2.1.2     Limitation  of Distributions.  In or with respect to any Lease Year,
            ----------------------------
Lessee shall not make any Distributions to its shareholders or any Affiliate if, as of the date of such Distribution or upon giving effect to such Distribution,
(a) an Event of Default has occurred and is continuing or (b) an Unmatured Event of Default has occurred and is continuing; provided, however, that Lessee may pay to Senior Healthcare the lesser of (i) the actual, unpaid cost of prescription services delivered to the Facility during the Term; and (ii) the market price for such services in the State of Washington.
8.2.1.3     Guarantees  Prohibited.  Lessee shall not guarantee any indebtedness
            ----------------------
of  any  Affiliate  or  other  third  party.
8.2.1.4     Equipment  Financing.  The  aggregate amount of principal,  interest
            --------------------
and lease payments due from Lessee on any equipment financing shall not exceed Fifty Thousand Dollars ($50,000) per Lease Year.
8.2.1.5     Loans  from  Affiliates.  Lessee  shall  not  borrow  money from any
            -----------------------
Affiliate unless the obligations of Lessee and the rights of its Affiliates with respect to any such loan are subordinated to the rights of Lessor pursuant to a written subordination agreement in form and substance acceptable to Lessor.
8.3     Minimum  Qualified  Capital  Expenditures.  Each Lease Year Lessee shall
        -----------------------------------------
expend at least Three Hundred Dollars ($300) per-licensed unit in the Facility for Qualified Capital Expenditures to improve the Facility, which amount shall be increased each Lease Year, beginning with the second Lease Year, in proportion to increases in the CPI. At least annually, at the request of Lessor, Lessor and Lessee shall review capital expenditures budgets and agree on modifications, if any, required by changed circumstances and the changed conditions of the Leased Property.
8.4     Management  Agreements.  Lessee  shall  not  enter into or terminate any
        ----------------------
Management Agreement without the prior written consent of Lessor and a Facility Mortgagee as to the identity of the Manager and the terms of such agreement, and shall not amend, modify, or otherwise change the terms of any Management Agreement without the prior written consent of Lessor and, in addition, as to any amendment, modification or other change that directly or indirectly increases the compensation of the Manager or allows a change in the identity of the Manager, without the consent of a Facility Mortgagee, which consent Lessor and such Facility Mortgagee may withhold in its or their sole discretion, and in no event without the execution by Lessee, Manager and Lessor of an agreement, in form and substance satisfactory to Lessor and a Facility Mortgagee, pursuant to which Manager's right to receive its management fee is subordinated to the obligation of Lessee to pay the Rent as and when required under this Lease. Lessor (1) acknowledges that Guarantor shall manage the Facility on behalf of
Lessee and that Guarantor shall paid a monthly fee of seven percent (7%) of Gross Revenues, subject only to the terms of this Lease and the other Transaction Documents, (2) consents to such management by Guarantor, and (3) acknowledges that the consent of any Facility Mortgagee is not required with respect to such management by Guarantor.
8.5     Other  Facilities.  Neither  Lessee nor any Affiliate shall own, operate
        -----------------
or manage any nursing home, rest home, assisted living facility, subacute facility, retirement center or similar health care facility within a five (5) mile radius of the Facility, unless Lessee first obtains the prior written approval  of  Lessor,  which  shall  not  be  unreasonably  withheld.
8.6     No  Other  Business.  Lessee shall not engage in any business other than
        -------------------
the  operation  of  the  Facility.
ARTICLE  IX
9.1     Maintenance  and  Repair.
        ------------------------
9.1.1 Lessee, at its expense, will keep the Leased Property, and all appurtenant landscaping, private roadways, sidewalks and curbs that are under Lessee's control and Lessee's Personal Property in good order and repair, whether or not the need for such repairs arises out of Lessee's use, any prior use, the elements or the age of the Leased Property or any portion thereof, or any cause whatsoever except the act or negligence of Lessor, and with reasonable promptness shall make all necessary and appropriate repairs thereto of every kind and nature, whether interior or exterior, structural or non-structural, ordinary or extraordinary, foreseen or unforeseen, or arising by reason of a condition existing prior to the Commencement Date (concealed or otherwise). Lessee shall maintain, operate and otherwise manage the Leased Property at all times on a basis and in a manner consistent with the standards of the other facilities maintained, operated or managed by Guarantor. All repairs shall, to the extent reasonably achievable, be at least equivalent in quality to the original work or the property to be repaired shall be replaced. Lessee will not take or omit to take any action the taking or omission of which might materially impair the value or the usefulness of the Leased Property for the Primary Intended Use.
9.1.2 Lessor shall not under any circumstances be required to maintain, build or rebuild any improvements on the Leased Property (or any private roadways, sidewalks or curbs appurtenant thereto), or to make any repairs, replacements, alterations, restorations or renewals of any nature or description to the Leased Property, whether ordinary or extraordinary, structural or non-structural, foreseen or unforeseen, or upon any adjoining property, whether to provide lateral or other support or abate a nuisance, or otherwise, or to make any expenditure whatsoever with respect thereto, in connection with this Lease. Lessee hereby waives, to the extent permitted by law, the right to make repairs at the expense of Lessor pursuant to any law in effect at the time of the execution of this Lease or hereafter enacted.
9.1.3 Nothing contained in this Lease shall be construed as (a) constituting the consent or request of Lessor, expressed or implied, to any contractor, subcontractor, laborer, materialmen or vendor to or for the performance of any labor or services or the furnishing of any materials or other property for the construction, alteration, addition, repair or demolition of or to the Leased Property or any part thereof, or (b) giving Lessee any right, power or permission to contract for or permit the performance of any labor or services or the furnishing of any materials or other property in such fashion as would permit the making of any claim against Lessor in respect thereof or to make any agreement that may create, or in any way be the basis for, any right, title, interest, lien, claim or other encumbrance upon the estate of Lessor in the Leased Property or any portion thereof. Lessor shall have the right to give, record and post, as appropriate, notices of non-responsibility under any mechanics' and construction lien laws now or hereafter existing.
9.1.4 Lessee promptly shall replace any of the Leased Improvements or Lessor's Personal Property that becomes worn out, obsolete or unusable or unavailable for the purpose for which intended. All replacements shall have a value and utility at least equal to that of the items replaced and shall become part of the Leased Property immediately upon their acquisition by Lessee. Upon Lessor's request, Lessee promptly shall execute and deliver to Lessor a bill of sale or other instrument establishing Lessor's lien-free ownership of such replacements. Lessee promptly shall repair all damage to the Leased Property incurred in the course of such replacement.
9.1.5 Lessee will, upon the expiration or earlier termination of the Term, vacate and surrender the Leased Property to Lessor in the condition in which it was originally received from Lessor, in good operating condition, ordinary wear and tear excepted, except as repaired, rebuilt, restored, altered or added to as permitted or required by the provisions of this Lease.
9.2     Encroachments,  Restrictions,  etc.  If,  at any time, any of the Leased
        ----------------------------------
Improvements are alleged to encroach upon any property, street or right of way adjacent to the Leased Property, or to violate any restrictive covenant, or to impair the rights of others under any easement or right of way, Lessee promptly shall settle such allegations or take such other lawful action as may be necessary in order to be able to continue the use of the Leased Property for the
     Primary Intended Use substantially in the manner and to the extent the Leased Property was being used at the time of the assertion of such violation, impairment or encroachment; provided, however, that no such action shall violate any other provision of this Lease, and any alteration of the Leased Property must be made in conformity with the applicable requirements of Article X. Lessee shall not have any claim against Lessor or offset against any of Lessee's obligations under this Lease with respect to any such violation, impairment or encroachment.
ARTICLE  X
10.1     Construction  of  Alterations  and  Additions  to  the Leased Property.
         ----------------------------------------------------------------------
10.1.1 Lessee shall not (a) make or permit to be made any structural alterations, improvements or additions of or to the Leased Property or any part thereof, or (b) materially alter the plumbing, HVAC or electrical systems thereon or (c) make any other alterations, improvements or additions the cost of which exceeds (i) One Hundred Thousand ($100,000.00) Dollars in any Lease Year, unless and until Lessee has (x) caused complete plans and specifications therefor to have been prepared by a licensed architect and submitted to Lessor at least ninety (90) Business Days before the planned start of construction thereof, (y) obtained Lessor's written approval thereof and the approval of a Facility Mortgagee and (z), if required to do so by Lessor, provided Lessor with reasonable assurance of the payment of the cost of any such alterations, improvements or additions, in the form of a bond, letter of credit or cash deposit. If Lessor requires a deposit, Lessor shall retain and disburse the amount deposited in the same manner as is provided for insurance proceeds in
Section 14.6. If the deposit is reasonably determined by Lessor at any time to be insufficient for the completion of the alteration, improvement or addition, Lessee immediately shall increase the deposit to the amount reasonably required by Lessor. Lessee shall be responsible for the completion of such improvements in accordance with the plans and specifications approved by Lessor, and promptly shall correct any failure with respect thereto.
10.1.2 Alterations and improvements not falling within the categories described in the first sentence of Section 10.1.1 may be made by Lessee without the prior approval of Lessor, but Lessee shall give Lessor at least thirty (30) days prior written Notice of any such alterations and improvements.
10.1.3 All alterations, improvements and additions shall (a) be constructed in a first class, workmanlike, manner, in compliance with all Insurance Requirements and Legal Requirements, (b) be in keeping with the character of the Leased Property and the area in which the Leased Property is located and (c) be designed and constructed so that the value of the Leased Property will not be diminished and the Primary Intended Use of the Leased Property will not be changed. All improvements, alterations and additions immediately shall become a part of the Leased Property.
10.1.4 Lessee shall have no claim against Lessor at any time in respect of the cost or value of any improvement, alteration or addition. There shall be no adjustment in the Rent by reason of any such improvement, alteration or addition. With Lessor's consent, expenditures made by Lessee pursuant to this
Article X may be included as capital expenditures for purposes of inclusion in the capital expenditures budget for the Facility and for measuring compliance with the obligations of Lessee set forth in Section 8.3 of this Lease.
10.1.5     In  connection  with  any  alteration  that  involves  the  removal, demolition or disturbance of any asbestos-containing material, Lessee shall cause to be prepared at its expense a full asbestos assessment applicable to such alteration and shall carry out such asbestos monitoring and maintenance program as reasonably shall be required thereafter in light of the results of such assessment.
ARTICLE  XI
11.1     Liens.  Without  the  consent  of  Lessor  or  as  expressly  permitted
         -----
elsewhere herein, Lessee will not directly or indirectly create or allow to remain and will promptly discharge at its expense any lien, encumbrance, attachment, title retention agreement or claim upon the Leased Property, and any attachment,  levy,  claim or encumbrance in respect of the Rent, except for
(a) Permitted Encumbrances, (b) liens of mechanics, laborers, materialmen, suppliers or vendors for sums not yet due, and (c) liens created by the malfeasance or negligence of Lessor.
ARTICLE  XII
12.1     Permitted  Contests.  Lessee,  on  its own or on Lessor's behalf (or in
         -------------------
Lessor's name), but at Lessee's sole cost and expense, shall have the right to contest, by appropriate legal proceedings conducted in good faith and with due diligence, the amount or validity of any real or personal property assessment, Imposition, Legal Requirement or Insurance Requirement, or any lien, attachment, levy, encumbrance, charge or claim or any encroachment or restriction burdening the Leased Property, provided: (a) prior Notice of such contest is given to Lessor; (b) the Leased Property would not be in any danger of being sold, forfeited or attached as a result of such contest, and there is no risk to Lessor of a loss of or interruption in the payment of Rent; (c) in the case of an unpaid Imposition or other lien, attachment, levy, encumbrance, charge or claim, collection thereof is suspended during the pendency of such contest; (d) in the case of a contest of a Legal Requirement, compliance may legally be delayed pending such contest and pending such contest no license, permit, approval, certificate of need, certificate of reimbursement or other authorization necessary to operate the Facility as a provider of health care services in accordance with its Primary Intended Use may be irrevocably suspended or revoked, or its right to so operate the Facility or to accept patients irrevocably suspended. Upon request of Lessor, Lessee shall deposit funds or assure Lessor in some other manner reasonably satisfactory to Lessor that the amount to be paid by Lessee that is the subject of a contested Imposition, Legal Requirement, Insurance Requirement or Claim, together with interest and penalties, if any, thereon, and any and all costs for which Lessee is responsible will be paid if and when required upon the conclusion of such contest. Lessee shall defend, indemnify and save harmless Lessor from all costs or expenses arising out of or in connection with any such contest, including but not limited to attorneys' fees. If at any time Lessor reasonably determines that payment of any Imposition or other lien, attachment, levy, encumbrance, charge or claim, or compliance with any Legal or Insurance Requirement being contested by Lessee is necessary in order to prevent loss of any of the Leased Property or Rent or civil or criminal penalties or other damage (including revocation or suspension of any license, permit, approval, certificate of need, certificate of reimbursement or other authorization necessary to operate the Facility as a provider of health care services in accordance with its Primary Intended Use or suspension of any right to accept patients), upon such prior Notice to Lessee as is reasonable in the circumstances Lessor may pay such amount, require Lessee to comply with such Legal or Insurance Requirement or take such other action as it may deem necessary to prevent such loss or damage. If reasonably necessary, upon Lessee's written request, Lessor, at Lessee's expense, shall cooperate with Lessee in a permitted contest, provided Lessee upon demand makes arrangements satisfactory to Lessor to assure the reimbursement of any and all Lessor's costs incurred in cooperating with Lessee in such contest.
12.2     Lessor's Requirement for Deposits.  After the occurrence of an Event of
         ---------------------------------
Default and while it continues, Lessee shall deposit with Lessor monthly, at the time of its payments of Base Rent, a pro rata portion of the amounts required to comply with Insurance Requirements, Impositions, Legal Requirements and Lessee's obligations under Section 8.3 of this Lease, and when such obligations become due, Lessor shall pay them (to the extent of the deposit) upon Notice from Lessee requesting such payment. If sufficient funds have not been deposited to cover the amount of the obligations due at least thirty (30) days in advance of the due date, Lessee immediately shall deposit the same with Lessor upon Notice from Lessor. Lessor shall not be obligated to segregate such deposited funds from its other funds or to pay Lessee any interest on any deposit held by Lessor. Upon an Event of Default, any of the funds remaining on deposit may be applied under this Lease in any manner and in such priority as Lessor may determine in its sole discretion.
ARTICLE  XIII
13.1     General Insurance Requirements.  Lessee shall keep the Leased Property,
         ------------------------------
     and all property located in or on the Leased Property, including Lessor's Personal Property and Lessee's Personal Property, insured with insurance meeting the following requirements: (a) all insurance shall be written by companies authorized to do insurance business in the applicable States and having a rating classification of not less than A- and a financial size category of "Class X", according to the then most recent issue of Best's Key Rating Guide; (b) all policies must name Lessor as an additional insured, and name as an additional insured a Facility Mortgagee by way of a standard form of mortgagee's loss payable endorsement in use in the applicable States and in accordance with any such other requirements as may be established by such Facility Mortgagee. However, if requested by Lessor and available on a commercially reasonable basis, all public liability and property damage insurance shall contain a provision that Lessor, although named as an insured, nevertheless shall be entitled to recovery for loss, damage or injury to Lessor, its servants, agents and employees by reason of the negligence of Lessee or Lessor; (c) losses must be payable to Lessor or Lessee as provided in Article XIV, and loss adjustments shall require the written consent of Lessor, a Facility Mortgagee and, provided it is not then in default, Lessee, which consent shall not be unreasonably withheld by either Lessor or Lessee; (d) each insurer must agree that it will give Lessor and a Facility Mortgagee at least sixty (60) days' written Notice before its policy shall be altered, allowed to expire or canceled; (e) the amount of any deductible or retention must be approved by Lessor prior to the issuance of any policy; and (f) the form of all policies shall be approved by Lessor, whose approval shall not unreasonably be withheld, and by a Facility Mortgagee.
13.2     Risks  to  be  Insured.  The  policies covering the Leased Property and
         ----------------------
Lessee's  Personal  Property  shall  insure  against  the  following  risks:
13.2.1 Loss or damage by fire, vandalism and malicious mischief, earthquake, extended coverage perils commonly known as "Special Risk," and all physical loss perils normally included in such Special Risk insurance, including but not limited to sprinkler leakage, in an amount not less than one hundred percent (100%) of Replacement Cost (provided that Lessor shall have the right from time to time, but no more frequently than once in any period of three (3) consecutive Lease Years, to have Replacement Cost reasonably redetermined by the fire insurance company then carrying the largest amount of fire insurance on the Leased Property (Lessee hereby agreeing to pay the fee, if any, for such insurer), which determination shall be final and binding on the parties hereto, and upon such determination Lessee immediately shall increase, but not decrease, the amount of the insurance carried pursuant to this Section 13.2.1 to the amount so determined, subject to the approval of a Facility Mortgagee;
13.2.2 Broad form comprehensive boiler and machinery insurance on a blanket repair and replace basis, with limits for each accident in an amount not less than one hundred percent (100%) of Replacement Cost;
13.2.3 Loss of rental under a rental value insurance policy covering risk of loss during reconstruction necessitated by the occurrence of any of the hazards described in Sections 13.2.1 or 13.2.2 (but in no event for a period less than twelve (12) months) in an amount sufficient to prevent Lessor and Lessee from becoming a co-insurer;
13.2.4 Claims for bodily injury (including resulting death), personal injury or property damage under a policy of commercial general public liability insurance with a combined single limit per occurrence in respect of bodily injury and death and property damage of One Million Dollars ($1,000,000.00), which insurance shall insure Lessee's contractual liability to Lessor under the indemnity provisions of this Lease;
13.2.5 Claims arising out of malpractice in an amount not less than Two Million Dollars ($2,000,000.00) for each person and for each occurrence and, if written on a "claims-made" basis, Lessee also shall provide continuous liability coverage for claims arising during the Term either by obtaining an endorsement providing for an extended reporting period reasonably acceptable to Lessor in the event such policy is canceled or not renewed for any reason whatsoever, or by obtaining "tail" insurance coverage converting the policies to "occurrence" basis policies providing coverage for a period of at least two (2) years beyond the expiration of the Term;
13.2.6 Flood (with respect to any portions of the Leased Property located in whole or in part within a designated flood plain area) and such other hazards and in such amounts as may be customary for comparable properties in the area;
13.2.7 During such time as Lessee is constructing any improvements, (a) a completed operations endorsement to the commercial general liability and property damage insurance policies referred to above, (b) builder's risk insurance, completed value form, covering all physical loss, in an amount satisfactory to Lessor, and (c) such other insurance, in such amounts, as Lessor deems necessary to protect Lessor's interest in the Leased Property from any act or omission of Lessee's contractors or subcontractors, and certificates of insurance evidencing such coverage, in form satisfactory to Lessor, shall be presented to Lessor prior to the commencement of construction of such improvements;
13.2.8 Primary automobile liability insurance with limits of One Million Dollars ($1,000,000.00) per occurrence each for owned and non-owned and hired vehicles;
13.2.9 Loss or damage commonly covered by blanket crime insurance including dishonesty, loss of money orders or paper currency and depositor's forgery, with a limit of not less than Five Hundred Thousand Dollars ($500,000.00).
13.3     Payment  of  Premiums;  Copies  of  Policies; Certificates.  Subject to
         ----------------------------------------------------------
Section 12.2 of this Lease, Lessee shall pay when due all of the premiums for the insurance required by this Lease, and shall deliver to Lessor and to a Facility Mortgagee requesting such evidence, certificates of insurance in form satisfactory to Lessor and such Facility Mortgagee. Copies of the certificates of insurance required by this Lease shall be delivered to Lessor to their effective date (and, with respect to any renewal policy, not less than twenty
(20) days prior to the expiration of the existing policy), with copies of the policies of insurance to follow when available to Lessee, and in the event of the failure of Lessee either to carry the required insurance or pay the premiums therefor, or to deliver copies of policies or certificates to Lessor as required, Lessor shall be entitled, but shall have no obligation, to obtain such insurance and pay the premiums therefor when due, in which event Lessee shall repay to Lessor the premiums upon written demand therefor as Additional Charges.
13.4     Umbrella  Policies.  If  Lessee  chooses  to  carry  umbrella liability
         ------------------
coverage  to  obtain  the  limits  of  liability  required under this Lease, the umbrella policies must provide coverage in the same manner as the primary commercial general liability policy and must contain no exclusions in addition to, or limitations materially different than, those of the primary policy.
13.5     Additional  Insurance.  In  addition  to the insurance described above,
         ---------------------
Lessee shall at all times comply with all Legal Requirements with respect to worker's compensation insurance coverage.
13.6     No Liability; Waiver of Subrogation.  Lessor shall have no liability to
         -----------------------------------
Lessee, and, provided Lessee provides the insurance required of it by this Lease, Lessee shall have no liability to Lessor, regardless of the cause, for any loss or expense resulting from or in connection with damage to or the destruction or other loss of the Leased Property or Lessee's Personal Property, and neither party will have any right or claim against the other for any such loss or expense by way of subrogation. Each insurance policy carried by either party covering any of the Leased Property and Lessee's Personal Property, including without limitation, contents, fire and casualty insurance, shall contain an express waiver of any right of subrogation on the part of the insurer against the other party. Lessee shall pay any additional costs or charges for obtaining such waiver.
13.7     Intentionally  omitted.
         -----------------------
13.8     Blanket  Policy.  Any  insurance required by this Lease may be provided
         ---------------
by so-called blanket policies of insurance carried by Lessee; provided, however, that the coverage afforded Lessor thereby may not be less than or materially different from that which would be provided by separate policies meeting the requirements of this Lease, and provided further that such policies meet the requirements  of  all  Facility  Mortgages.
13.9     No  Separate  Insurance.
         -----------------------
13.9.1 Lessee shall not, on its own initiative or pursuant to the request or requirement of any third party, take out separate insurance concurrent in form or contributing in the event of loss with that required by this Lease, to be furnished by, or that may reasonably be required to be furnished by, Lessee, or increase the amount of any then existing insurance by securing an additional policy or additional policies, unless all parties having an insurable interest in the subject matter of the insurance, including in all cases Lessor and all Facility Mortgagees, are named therein as additional insureds, and losses are payable thereunder in the same manner as losses are payable under this Lease.
13.9.2 Nothing herein shall prohibit Lessee, upon Notice to Lessor, from (a) securing insurance required to be carried hereby with higher limits of liability than required in this Lease, or (b) securing insurance against risks not required to be insured pursuant to this Lease, and as to such insurance, Lessor and a Facility Mortgagee need not be included therein as additional insureds, nor must losses thereunder be payable in the same manner as losses are payable under this Lease, except to the extent required to avoid a default under a Facility Mortgage or any other encumbrance.
ARTICLE  XIV
14.1     Insurance  Proceeds.  Net  Proceeds  shall  be paid to Lessor and held,
         -------------------
disbursed or retained by Lessor as provided herein. If the Net Proceeds are less than the Approval Threshold, and no Event of Default has occurred and is continuing, Lessor shall pay the Net Proceeds to Lessee promptly upon Lessee's completion of the restoration of the damaged or destroyed Leased Property. If the Net Proceeds equal or exceed the Approval Threshold, and no Event of Default has occurred and is continuing, the Net Proceeds shall be made available for restoration or repair as provided in Section 14.6. Within fifteen (15) days of the receipt of the Net Proceeds of Special Risk Insurance, Lessor and Lessee
shall agree as to the portion thereof, if any, attributable to the Lessee's Personal Property that Lessee is not required and does not elect to restore or replace, and if they cannot agree they shall submit the matter to arbitration pursuant to Article XXXV hereof, and the portion of the proceeds of such Special Risk Insurance agreed or determined by arbitration to be attributable to the Lessee's Personal Property that Lessee is not required and does not elect to restore or replace shall be paid to Lessee.
14.2     Restoration  in  the  Event  of  Damage  or Destruction.  If all or any
         -------------------------------------------------------
portion of the Leased Property is damaged by fire or other casualty, Lessee shall: (a) give Lessor Notice of such damage or destruction within five (5) Business Days of the occurrence thereof; (b) within thirty (30) Business Days of the occurrence commence the restoration of the Leased Property; and (c) thereafter proceed diligently to complete such restoration as quickly as reasonably possible, but in any event within one hundred eighty (180) days of the occurrence, to the end that the Leased Property is in substantially the same (or better) condition as it was in immediately prior to the damage or destruction. Regardless of the anticipated cost thereof, if the restoration of the Leased Property requires any modification of structural elements, prior to commencing such modification Lessee shall obtain Lessor's written approval of the plans and specifications therefor.
14.3     Restoration of Lessee's Property.  If Lessee is required to restore the
         --------------------------------
Leased Property, Lessee also concurrently shall restore any of Lessee's Personal Property that is integral to the Primary Intended Use of the Leased Property at the time of the damage or destruction.
14.4     No Abatement of Rent.  There shall be no abatement of Rent by reason of
         --------------------
any  damage  to  or  the  partial  or  total destruction of the Leased Property.
14.5     Waiver.  Except  as  provided  elsewhere  in  this Lease, Lessee hereby
         ------
waives any statutory or common law rights of termination that may arise by reason of any damage to or destruction of the Leased Property.
14.6     Disbursement  of  Insurance  Proceeds  Equal  to  or  Greater  Than The
         -----------------------------------------------------------------------
Approval  Threshold.  If Lessee restores or repairs the Leased Property pursuant
       ------------
to this Article XIV, and if the Net Proceeds equal or exceed the Approval Threshold, the restoration or repair and disbursement of funds to Lessee shall be in accordance with the following procedures:
(a) The restoration or repair work shall be done pursuant to plans and specifications approved by Lessor and a certified construction cost statement, to be obtained by Lessee from a contractor reasonably acceptable to Lessor, showing the total cost of the restoration or repair; to the extent the cost exceeds the Net Proceeds, Lessee shall deposit with Lessor the amount of the excess cost, and Lessor shall disburse the funds so deposited in payment of the costs of restoration or repair before any disbursement of Net Proceeds.
(b) Construction Funds shall be made available, subject to a ten percent (10%) holdback, to Lessee upon request, but no more frequently than monthly, as the restoration and repair work progresses pursuant to certificates, in form and substance reasonably acceptable to Lessor, of an architect selected by Lessee and reasonably acceptable to Lessor (such architect to be, in the reasonable judgment of Lessor, highly qualified in the design and construction of the type of facility being repaired).
(c) After the first disbursement to Lessee, sworn statements and lien waivers in an amount at least equal to the amount of Construction Funds previously paid to Lessee shall be delivered to Lessor from all contractors, subcontractors and material suppliers covering all labor and materials furnished through the date of the previous disbursement.
(d) Lessee shall deliver to Lessor such other evidence as Lessor reasonably may request, from time to time during the course of the restoration and repair, as to the progress of the work, compliance with the approved plans and specifications, the cost of restoration and repair and the total amount needed to complete the restoration and repair, and showing that there are no liens against the Leased Property arising in connection with the restoration and repair and that the cost of the restoration and repair at least equals the total amount of Construction Funds then disbursed to Lessee hereunder.
(e)     If  the  Construction  Funds  are at any time determined by Lessor to be inadequate for payment in full of all labor and materials for the restoration and repair, Lessee immediately shall pay the amount of the deficiency to Lessor to be held and disbursed as Construction Funds prior to the disbursement of any other Construction Funds then held by Lessor.
(f) The Construction Funds may be disbursed by Lessor to Lessee or to the persons entitled to receive payment thereof from Lessee, and such disbursement in either case may be made directly or through a third party escrow agent, such as, but not limited to, a title insurance company, or its agent, all as Lessor may determine in its sole discretion. Provided Lessee is not in default hereunder, any excess Construction Funds shall be paid to Lessee upon completion of the restoration or repair.
(g) If Lessee at any time fails to perform promptly and fully the conditions and covenants set forth in subparagraphs (a) through (f) above, and the failure is not corrected within ten (10) days of written Notice thereof, or if during the restoration or repair an Event of Default occurs, Lessor may, at its option, immediately cease making any further payments to Lessee for the restoration and repair.
(h) Lessor may reimburse itself out of the Construction Funds for its reasonable expenses incurred in administering the Construction Funds and inspecting  the  restoration  and  repair  work,  including  without  limitation attorneys'  and  other  professional  fees  and  escrow  fees  and  expenses.
14.7     Net  Proceeds Paid to Facility Mortgagee.   Notwithstanding anything in
         ----------------------------------------
this Lease to the contrary, if any Facility Mortgagee is entitled to any Net Proceeds or any portion thereof under the terms of any Facility Mortgage, the Net Proceeds shall be applied, held and/or disbursed in accordance with the terms of the Facility Mortgage. Lessor shall make commercially reasonable efforts to cause the Net Proceeds to be applied to the restoration of the Leased
     Property. If the Facility Mortgagee elects to apply the Net Proceeds to the indebtedness secured by the Facility Mortgage and the Net Proceeds would otherwise be available pursuant to this Article XIV for restoration of the Facility, Lessee may elect to (a) restore the Facility as nearly as possible under the circumstances to a complete architectural unit of the same general character and condition as that of the Facility existing immediately prior to such damage or destruction or (b) terminate this Lease as to such Facility by delivery of written notice to Lessor within thirty (30) days of the date the Facility Mortgagee elects to apply the Net Proceeds to the indebtedness secured by the Facility Mortgage. In any such circumstance where Lessee elects to terminate the Lease as to the affected Facility pursuant to this Section 14.7, Lessor may, at its option, within thirty (30) days of Lessee's election to so terminate make available to Lessee pursuant to the same terms as set forth in this Article XIV of this Lease funds equal to the lesser of (x) the amount of funds Lessor would be obligated to make available to Lessee for such restoration pursuant to Article XIV of this Lease if the Facility Mortgagee had not so applied such funds and (y) the amount of such funds so applied by the Facility Mortgagee. If the Lessor does not elect to make such funds available to Lessee within such thirty (30) day period, the Lease shall terminate on the thirtieth
(30th) day following the last day of such thirty (30) day period. If Lessor does make such funds available to Lessee as provided for in this Section 14.7, the Lease shall not terminate.
ARTICLE  XV
15.1     Total  Taking  or Other Taking with Leased Property Rendered Unsuitable
         -----------------------------------------------------------------------
for  Its  Primary  Intended  Use.  If title to the fee of the Leased Property is
 -------------------------------
Taken,  this  Lease  shall  cease  and terminate as of the Date of Taking by the
 --
Condemnor, and Rent shall be apportioned as of the termination date. If title to
 --
     the fee of less than the whole of the Leased Property is Taken, but the Leased Property is rendered Unsuitable for Its Primary Intended Use as a result of the Partial Taking, each of Lessee and Lessor shall have the option, which shall be exercisable by written Notice to the other at any time prior to the first to occur of the taking of possession by, or the date of vesting of title in, the Condemnor, to terminate this Lease as of the date so determined, in which event this Lease shall so cease and terminate as of the earlier of the date specified in the Notice or the date on which possession is taken by the Condemnor. If this Lease is so terminated, Rent shall be apportioned as of the termination date.
15.2     Allocation  of  Award.  The total Award made with respect to all or any
         ---------------------
portion of the Leased Property or for loss of Rent, or for loss of business, shall be solely the property of and payable to Lessor or, if so provided in a Facility Mortgage, to a Facility Mortgagee. Nothing contained in this lease will be deemed to create any additional interest in Lessee, or entitle Lessee to any payment based on the value of the unexpired term or so-called "bonus value" to Lessee of this Lease. Any Award made for the taking of Lessee's Personal Property that is not integral to the Primary Intended Use of the Facility, or for removal and relocation expenses of Lessee in any such proceedings, shall be payable to Lessee. Any Award made for the taking of Lessee's Personal Property that is integral to the Primary Intended Use of the Facility shall payable to Lessor or, if so provided in a Facility Mortgage, to a Facility Mortgagee. In any proceedings with respect to an Award, each of Lessor and Lessee shall seek its own Award in conformity herewith, at its own expense. Notwithstanding the foregoing, Lessee may pursue a claim for loss of its business, provided that under the laws of the State of Washington, such claim will not diminish the Award to Lessor.
15.3     Partial  Taking.  In  the event of a Partial Taking, Lessee, at its own
         ---------------
cost and expense, shall, within sixty (60) days of the first to occur of the taking of possession by, or the date of vesting of title in, the Condemnor, commence the restoration of the Leased Property to a complete architectural unit of the same general character and condition (as nearly as may be possible under the circumstances) as existed immediately prior to the Partial Taking, and complete such restoration with all reasonable dispatch, but in any event within one hundred eighty (180) days of the date on which such Notice is given. Lessor shall contribute to the cost of restoration only such portion of the Award as is made therefor. As long as no Event of Default has occurred and is continuing, if such portion of the Award is in an amount less than the Approval Threshold, Lessor shall pay the same to Lessee upon completion of such restoration. As long as no Event of Default has occurred and is continuing, if such portion of the Award is in an amount equal to or greater than the Approval Threshold, Lessor shall make such portion of the Award available to Lessee in the manner provided in Section 14.6 with respect to Net Proceeds in excess of the Approval Threshold. Notwithstanding anything to the contrary in this Lease, if the Fair Market Rent of the Leased Property is reduced by reason of the Partial Taking, from and after the date on which possession is taken by the Condemnor the annualized Base Rent shall be reduced by an amount determined by dividing the portion of the Award made to Lessor expressly for such reduction in Fair Market Rent by the Capitalization Rate.
15.4     Temporary  Taking.  If  there  is a Partial Taking of possession or the
         -----------------
use of all or part of the Leased Property, but the fee of the Leased Property is not Taken in whole or in part, until such Partial Taking of possession or use continues for more than six (6) months, all the provisions of this Lease shall remain in full force and effect and the entire amount of any Award made for such Partial Taking shall be paid to Lessee provided there is then no Event of Default. Upon the termination of any such period of temporary use or occupancy, Lessee at its sole cost and expense shall restore the Leased Property, as nearly as may be reasonably possible, to the condition existing immediately prior to such Partial Taking. If any such Partial Taking continues for longer than six
(6) months, and twenty-five percent (25%) or more of the patient capacity of the Facility is thereby rendered Unsuitable for Its Primary Use, this Lease shall cease and terminate as of the last day of the sixth (6th) month, but if less than twenty-five percent (25%) of the patient capacity of the Facility is thereby rendered Unsuitable for Its Primary Use, each of Lessee and Lessor shall have the option, which shall be exercisable by giving written Notice to the other at least sixty (60) days prior written Notice to the other, at any time prior to the end of the temporary Partial Taking, to terminate this Lease as of the date set forth in such Notice, and Lessee shall be entitled to any Award made for the period of such temporary Partial Taking prior to the date of termination of the Lease. Rent shall not abate during the period of any temporary Partial Taking.
15.5     Awards Paid to Facility Mortgagee.   Notwithstanding anything herein to
         ---------------------------------
the contrary, if any Facility Mortgagee is entitled to any Award or any portion thereof under the terms of any Facility Mortgage, such Award shall be applied, held and/or disbursed in accordance with the terms of the Facility Mortgage. If the Facility Mortgagee elects to apply the Award to the indebtedness secured by the Facility Mortgage and the Award represents an Award for Partial Taking as described in Section 15.3 above, Lessee may elect to (a) restore the affected Facility as nearly as possible under the circumstances to a complete architectural unit of the same general character and condition as that of the Facility existing immediately prior to such Taking or (b) terminate this Lease as to such Facility by delivery of written notice to Lessor within thirty (30) days of the date the Facility Mortgagee elects to apply the Award to the indebtedness secured by the Facility Mortgage. In any such circumstance where Lessee elects to terminate the Lease as to the affected Facility pursuant to this Section 15.5, Lessor may, at its option, within thirty (30) days of Lessee's election to so terminate make available to Lessee pursuant to the same terms as set forth in Section 15.3 of this Lease funds equal to the lesser of
(x) the amount of funds Lessor would be obligated to make available to Lessee for such restoration pursuant to Section 15.3 of this Lease if the Facility
Mortgagee had not so applied such funds and (y) the amount of such funds so applied by the Facility Mortgagee. If the Lessor does not elect to make such funds available to Lessee within such thirty (30) day period, the Lease shall terminate on the thirtieth (30th) day following the last day of such thirty (30) day period. If Lessor does make such funds available to Lessee as provided for in this Section 15.5, the Lease shall not terminate.
ARTICLE  XVI
16.1     Lessor's  Rights  Upon  an  Event  of  Default.  If an Event of Default
         ----------------------------------------------
occurs, Lessor may terminate this Lease by giving Lessee a Notice of Termination, and in such event the Term shall end and all rights of Lessee under this Lease shall cease on the Termination Date. The Notice of Termination shall be in lieu of and not in addition to any notice required by the laws of any State as a condition to bringing an action for possession of the Leased Premises or to recover damages under this Lease. In addition to Lessor's right to terminate this Lease, Lessor shall have all other rights set forth in this Lease and all remedies available at law and in equity.
     Lessee shall, to the extent permitted by law, pay as Additional Charges all costs and expenses incurred by or on behalf of Lessor, including, without limitation, reasonable attorneys' fees and expenses (whether or not litigation is commenced, and if litigation is commenced, including fees and expenses incurred in appeals and post-judgment proceedings) as a result of any default of Lessee hereunder.
No Event of Default (other than a failure to make payment of money) shall be deemed to exist if and for so long as Lessee is unable to prevent such Event of Default because of Force Majeure, provided that, upon the cessation of the Force Majeure, Lessee immediately shall proceed to remedy the action or condition giving rise to the Event of Default within the applicable cure period as extended by the Force Majeure.
16.2     Certain  Remedies.  If  an Event of Default occurs, whether or not this
         -----------------
Lease has been terminated pursuant to Section 16.1, if required to do so by Lessor, Lessee immediately shall surrender the Leased Property to Lessor in the condition required by Section 9.1.5 and quit the same, and Lessor may enter upon and repossess the Leased Property by reasonable force, summary proceedings, ejectment or otherwise, and may remove Lessee and all other persons and any and all personal properties from the Leased Property, subject to rights of any residents or patients and to any Legal Requirements. In addition to all other remedies set forth or referred to in this Article XVI, after the occurrence and during the continuance of an Event of Default, Lessor shall have the right to suspend any Management Agreement and to retain a manager of the Facility at the expense of Lessee, such manager to serve for such term (which term shall not end upon the cure of all Events of Default) and at such compensation as Lessor reasonably determines is necessary under the circumstances. Lessor shall use commercially reasonable, good faith efforts to cause any such replacement management agreement to include provisions pursuant to indemnifying Lessee from any damage to Lessee arising from the gross negligence or willful misconduct of such replacement manager.
16.3     Damages.  None of (a) the termination of this Lease pursuant to Section
         -------
16.1, (b) the repossession of the Leased Property, (c) the failure of Lessor to relet the Leased Property, (d) the reletting of all or any portion thereof, or
(v) the failure of Lessor to collect or receive any rentals due upon such any reletting, shall relieve Lessee of its liability and obligations hereunder, all of which shall survive any such termination, repossession or reletting. If this Lease is terminated by Lessor, Lessee immediately shall pay to Lessor all Rent due and payable with respect to the Leased Property to and including the Termination Date, including without limitation all interest and late charges payable under Section 3.3 hereof with respect to any late payment of such Rent. Lessee also shall pay to Lessor, as liquidated damages, at Lessor's option, either:
(A)     The  sum  of:
(i) Lessor's Interim Rent Loss, minus Net Reletting Proceeds for such period, and minus the portion of Lessor's Interim Rent Loss, if any, that Lessee proves reasonably could have been mitigated by Lessor, plus
(ii) the Present Value on the Judgment Date of Lessor's Future Rent Loss, assuming the Cost of Living Index were to increase four (4) percentage points per Lease Year from the Judgment Date through the Expiration Date, minus the Present Value on the Termination Date of the portion of Lessor's Future Rent Loss that Lessee proves reasonably could be mitigated by Lessor;
or
(B) Each month between the Termination Date and the Expiration Date, Lessor's Monthly Rent Loss, minus the Net Reletting Proceeds for such month, and minus the portion, if any, of Lessor's Monthly Rent Loss that Lessee proves reasonably could have been avoided. Any suit brought to recover liquidated damages payable under this subsection (B) shall not prejudice Lessor's right to collect liquidated damages for subsequent months in a similar proceeding.
16.4     Waiver.  If  this  Lease is terminated pursuant to Section 16.1, Lessee
         ------
waives, to the extent permitted by applicable law, (a) any right of reentry, repossession or redesignation, (b) any right to a trial by jury in the event of summary proceedings to enforce the remedies set forth in this Article XVI, and
(c) the benefit of any laws now or hereafter in force exempting property from liability for rent or for debt. Acceptance of Rent at any time does not prejudice or remove any right of Lessor as to any right or remedy. No course of conduct shall be held to bar Lessor from literal enforcement of the terms of this Lease.
16.5     Application of Funds.  Any payments received by Lessor under any of the
         --------------------
provisions  of  this  Lease  during the existence or continuance of any Event of
Default  shall  be  applied  to  Lessee's  obligations  in the order that Lessor determines  in  its  sole  discretion  or  as  may  be  prescribed  by  law.
16.6     Bankruptcy.
         ----------
(a) None of Lessee's interest in this Lease, any estate hereby created in Lessee's interest or any interest herein or therein shall pass to any trustee or receiver or assignee for the benefit of creditors or otherwise by operation of law, except as specifically may be provided pursuant to the Bankruptcy Code (11 USC 101 et. seq.), as the same may be amended from time to time.
(b)     Rights  and  Obligations  Under  the  Bankruptcy  Code.
(i) Upon filing of a petition by or against Lessee under the Bankruptcy Code, Lessee, as debtor and as debtor-in-possession, and any trustee who may be appointed with respect to the assets of or estate in bankruptcy of Lessee, agree to pay monthly in advance, on the first day of each month, as reasonable compensation for the use and occupancy of the Leased Premises, an amount equal to all Rent due pursuant to this Lease.
(ii) Included within and in addition to any other conditions or obligations imposed upon Lessee or its successor in the event of the assumption and/or assignment of the Lease are the following: (A) the cure of any monetary defaults and reimbursement of pecuniary loss within not more than thirty (30) days of the assumption and/or assignment; (B) the deposit of an additional amount equal to not less than three (3) months' Base Rent, which amount is agreed to be a necessary and appropriate deposit to secure the future performance under the Lease of Lessee or its assignee; (C) the continued use of the Leased Premises for the Primary Intended Use; and (D) the prior written consent of a Facility Mortgagee.
ARTICLE  XVII
17.1     Lessor's  Right  to Cure Lessee's Default.  If Lessee fails to make any
         -----------------------------------------
payment or perform any act required to be made or performed under this Lease, and fails to cure the same within any grace or cure period applicable thereto, upon such Notice as may be expressly required herein (or, if Lessor reasonably determines that the giving of Notice would risk loss to the Leased Property or cause damage to Lessor, upon such Notice as is practical under the circumstances), and without waiving or releasing any obligation of Lessee, Lessor may make such payment or perform such act for the account and at the expense of Lessee, and may, to the extent permitted by law, enter upon the Leased Property for such purpose and take all such action thereon as, in Lessor's sole opinion, may be necessary or appropriate. No such entry shall be deemed an eviction of Lessee. All amounts so paid by Lessor and all costs and expenses (including, without limitation, reasonable attorneys' fees and expenses) so incurred, together with the late charge and interest provided for in Section 3.3 thereon, shall be paid by Lessee to Lessor on demand. The obligations of Lessee and rights of Lessor contained in this Article shall survive the expiration or earlier termination of this Lease.
ARTICLE  XVIII
18.1     Holding  Over.  If  Lessee remains in possession of the Leased Property
         -------------
after the expiration of the Term or earlier termination of this Lease, such possession shall be as a month-to-month tenant, and throughout the period of such possession Lessee shall pay as Rent for each month one and one-half (1 1/2)
     times the sum of: (a) one-twelfth (1/12th) of the Base Rent payable during the Lease Year in which such expiration or termination occurs, plus (b) all Additional Charges accruing during the month. During such period of month-to-month tenancy, Lessee shall be obligated to perform and observe all of the terms, covenants and conditions of this Lease, but shall have no rights hereunder other than the right, to the extent given by applicable law to month-to-month tenancies, to continue its occupancy and use of the Leased
Property until the month-to-month tenancy is terminated. Nothing contained herein shall constitute the consent, express or implied, of Lessor to the holding  over  of  Lessee  after  the  expiration or earlier termination of this
Lease.
18.2     Indemnity.  If  Lessee  fails  to  surrender  the  Leased Property in a
         ---------
timely manner and in accordance with the provisions of Section 9.1.5 upon the expiration or termination of this Lease, in addition to any other liabilities to Lessor accruing therefrom, Lessee shall defend, indemnify and hold Lessor, its principals, officers, directors, agents and employees harmless from loss or liability resulting from such failure, including, without limiting the generality of the foregoing, loss of rental with respect to any new lease in which the rental payable thereunder exceeds the Rent paid by Lessee pursuant to this Lease during Lessee's hold-over and any claims by any proposed new tenant founded on such failure. The provisions of this Section 18.2 shall survive the expiration or earlier termination of the Term.
ARTICLE  XIX
19.1     Subordination.  This  Lease  is subject and subordinate to any Facility
         -------------
Mortgage to all advances made or hereafter to be made thereunder and to all renewals, modifications, consolidations, replacements and extensions thereof and substitutions therefore. This clause shall be self-operative and no further instrument of subordination need be required by a Facility Mortgagee; provided, however, that Lessor or a Facility Mortgagee may elect to make this Lease superior  to  a  Facility  Mortgage  at  any  time  by Notice to Lessee. As to a
Facility Mortgage to which this Lease is subordinate, Lessor shall provide Lessee with a "non-disturbance agreement" reasonably acceptable to such Facility Mortgagee providing that, if such Facility Mortgagee acquires the Leased Property by way of foreclosure or deed in lieu of foreclosure, such Facility Mortgagee will not disturb Lessee's possession under this Lease and will recognize Lessee's rights hereunder if and for so long as no Event of Default has occurred under this Lease and is continuing. Lessee agrees that it shall not withhold or delay its consent unreasonably to any amendment of this Lease reasonably required by a Facility Mortgagee, and Lessee shall be deemed to have withheld or delayed its consent unreasonably if Lessee has received the non-disturbance agreement provided for above and the requested amendment does not materially (a) alter the economic terms of this Lease, (b) diminish the rights of Lessee under this Lease or (c) increase the obligations of Lessee under this Lease.
19.2     Attornment.  If a Facility Mortgagee enforces the remedies provided for
         ----------
by law or by a Facility Mortgage, Lessee shall, at the option of the party succeeding to the interest of Lessor as a result of such enforcement or as a result of a deed or delivery of possession of the Leased Property in lieu of such enforcement, attorn to such successor and recognize such successor as Lessor under this Lease; provided, however, that such successor in interest shall not (a) be bound by any payment of Rent for more than one (1) month in advance, except for any such advance payments as may be expressly required by this Lease; (b) be bound by any modification of this Lease made without the written consent of a Facility Mortgagee or successor in interest; (c) be liable for any act or omission of Lessor; or (d) be subject to any offset or defense arising prior to the date such successor in interest acquired title to the Leased Property. Upon request, Lessee shall execute and deliver an instrument or instruments confirming the attornment provided for herein.
19.3     Lessee's  Certificate.  Lessee  shall, upon not less than ten (10) days
         ---------------------
prior Notice from Lessor, execute, acknowledge and deliver to Lessor Lessee's Certificate containing then-current facts. It is intended that any Lessee's
Certificate delivered pursuant hereto may be relied upon by Lessor, any prospective tenant or purchaser of the Leased Property, any mortgagee or prospective mortgagee and any other party who reasonably may rely on such statement. Lessee's failure to deliver the Lessee's Certificate within such time shall constitute an Event of Default. In addition, if Lessee fails to deliver the Lessee's Certificate within the ten (10) day period referred to above, Lessee hereby authorizes Lessor to execute and deliver a certificate to the effect (if true) that Lessee represents and warrants that (a) this Lease is in full force and effect without modification, and (b) Lessor is not in breach or default of any of its obligations under this Lease.
ARTICLE  XX
20.1     Risk  of Loss.  During the Term, the risk of loss or of decrease in the
         -------------
enjoyment and beneficial use of the Leased Property in consequence of the damage or destruction thereof by fire, the elements, casualties, thefts, riots, wars or otherwise, or in consequence of foreclosures, attachments, levies or executions (other than those caused by Lessor and those claiming from, through or under Lessor) is assumed by Lessee, and, in the absence of gross negligence, willful misconduct or material breach of this Lease by Lessor, Lessor in no event shall be answerable or accountable therefor nor shall any of the events mentioned in this Section entitle Lessee to any abatement of Rent.
ARTICLE  XXI
21.1     Indemnification.  Notwithstanding  the  existence  of  any insurance or
         ---------------
self-insurance provided for in Article XIII, and without regard to the policy limits of any such insurance or self-insurance, Lessee shall protect, indemnify, save harmless and defend Lessor, and the principals, officers, directors and agents and employees of Lessor, from and against all liabilities, obligations, claims, damages, penalties, causes of action, costs and expenses (including, without limitation, reasonable attorneys' fees and expenses), to the extent permitted by law, imposed upon or incurred by or asserted against Lessor by reason of: (a) any accident, injury to or death of persons or loss of or damage to property occurring on or about the Leased Property or adjoining sidewalks, including without limitation any claims of malpractice; (b) any use, misuse, non-use, condition, maintenance or repair by Lessee of the Leased Property; (c) any failure on the part of Lessee to perform or comply with any of the terms of this Lease; and (d) the nonperformance of any contractual obligation, express or implied, assumed or undertaken by Lessee or Manager Lessee with respect to the Leased Property or any business or other activity carried on with respect to the Leased Property by Lessee or Manager on the Leased Property. Any amounts that become payable by Lessee under this Section shall be paid within ten (10) days after liability therefor on the part of Lessee is determined by litigation or otherwise, and, if not timely paid, shall bear interest (to the extent permitted by law) at the Overdue Rate from the date of such determination to the date of payment. Nothing herein shall be construed as indemnifying either Lessor or a Facility Mortgagee against its own grossly negligent acts or omissions or willful misconduct.
21.2     Survival  of  Indemnification.  Lessee's  liability  under this Article
         -----------------------------
shall  survive  the  expiration  or  any  earlier  termination  of  this  Lease.
ARTICLE  XXII
22.1     General  Prohibition  against  Transfers.  Lessee  acknowledges  that a
         ----------------------------------------
significant inducement to Lessor to enter into this Lease with Lessee on the terms set forth herein is the combination of financial strength, experience, skill and reputation possessed by Lessee, the Person or Persons in Control of Lessee and the Manager of the Facility on the Commencement Date, together with Lessee's assurance that Lessor shall have the unrestricted right to approve or disapprove any proposed Transfer. Therefore, there shall be no Transfer except as specifically permitted by this Lease or consented to in advance by Lessor in writing. Lessee agrees that Lessor shall have the right to withhold its consent to any proposed Transfer on the basis of Lessor's judgment as to the effect the proposed Transfer may have on the Facility and the future performance of the obligations of the Lessee under this Lease, whether or not Lessee agrees with such  judgment.  Any  attempted  Transfer  that is not specifically permitted by this Lease or consented to by Lessor in advance in writing shall be null and void and of no force and effect whatsoever. In the event of a Transfer, Lessor may collect Rent and other charges from the Transferee and apply the amounts collected to the Rent and other charges herein reserved, but no Transfer or collection of Rent and other charges shall be deemed to be a waiver of Lessor's rights to enforce Lessee's covenants or an acceptance of the Transferee as Lessee, or a release of the Lessee named herein from the performance of its covenants. Notwithstanding any Transfer, Lessee shall remain fully liable for the performance of all terms, covenants and provisions of this Lease. Any violation of this Lease by any Transferee shall be deemed to be a violation of this Lease by Lessee.
22.2     Subordination  and  Attornment.  Lessee  shall  insert  in any sublease
         ------------------------------
permitted by Lessor provisions to the effect that (a) such sublease is subject and subordinate to all of the terms and provisions of this Lease and to the rights of Lessor hereunder, (b) if this Lease terminates before the expiration of such sublease, the sublessee thereunder will, at Lessor's option, attorn to Lessor and waive any right the sublessee may have to terminate the sublease or to surrender possession thereunder, as a result of the termination of this Lease, and (c) if the sublessee receives a written Notice from Lessor or Lessor's assignee, if any, stating that Lessee is in default under this Lease, the sublessee thereafter shall be obligated to pay all rentals accruing under the sublease directly to the party giving such Notice, or as such party may direct, and such payments shall be credited against the amounts owing by Lessee under this Lease.
22.3     Sublease  Limitation.  Anything contained in this Lease to the contrary
         --------------------
notwithstanding, even if a sublease of the Leased Property is permitted, Lessee shall not sublet the Leased Property on any basis such that the rental to be paid by the sublessee thereunder would be based, in whole or in part, on either
(a) the income or profits derived by the business activities of the sublessee, or (b) any other formula such that any portion of the sublease rental received by Lessor would fail to qualify as "rents from real property" within the meaning of Section 856(d) of the Code, or any similar or successor provision thereto. The parties agree that this Section shall not be deemed waived or modified by implication, but may be waived or modified only by an instrument in writing explicitly referring to this Section by number.
ARTICLE  XXIII
23.1     Financial  Statements  and  Other  Reports  and  Materials  Required by
         -----------------------------------------------------------------------
Lessor. Lessee shall furnish to Lessor, in paper form and by electronic means satisfactory to Lessor:
(a) Within seventy five (75) days after the end of each of Lessee's fiscal years: (i) Lessee's Financial Statement, prepared in accordance with GAAP and certified by an officer of the Lessee, (ii) a variance report comparing actual items of income and expenses to such items as budgeted; and (iii) an Officer's Certificate stating that Lessee is not in default in the performance or observance of any of the terms of this Lease, or if Lessee is in default, specifying all such defaults, the nature thereof, and the steps being taken to remedy the same;
(b) Within thirty five (35) days after the end of each of Lessee's quarters, quarterly Financial Statements of Lessee, together with an Officer's Certificate stating that (i) Lessee is not in default of any covenant set forth in this Lease, or if Lessee is in default, specifying all such defaults, the nature thereof, and the steps being taken to remedy the same; and (ii) the then-current number of licensed and operating units at the Facility;
(c) Within thirty (30) days after the end of each month, a monthly financial report for the Facility, including a detailed statement of income and expense and detailed operational statistics regarding occupancy rates, patient mix and patient rates by type;
(d) Within fifteen (15) days of filing a copy of each cost report filed with a governmental agency for the Facility;
(e) Within fifteen (15) days after they are required to be filed with the SEC, copies of any annual or quarterly report and of information, documents and other reports (or copies of such portions of any of the foregoing as the SEC may by rules and regulations prescribe) that Lessee, Guarantor or Manager is required to file with the SEC pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934;
(f) Within thirty (30) days of Lessee's or Manager's receipt thereof, copies of surveys performed by the appropriate governmental agencies for licensing or certification purposes, including, without limitation, annual surveys, revisits and complaint surveys, copies of any plans of correction and all related correspondence;
(g) Immediate Notice to Lessor of any action, proposal or investigation by any agency or entity, or complaint to such agency or entity, known to Lessee, the result of which could be to (i) modify in a way adverse to Lessee or revoke or suspend or terminate, or fail to renew or fully continue in effect, any license or certificate or operating authority pursuant to which Lessee carries on any part of the Primary Intended Use of the Facility, or (ii) suspend, terminate, adversely modify, or fail to renew or fully continue in effect any cost reimbursement or cost sharing program by any state or federal governmental agency, or seek return of or reimbursement for any funds previously advanced or paid pursuant to any such program, or (iii) impose any bed hold, limitation on patient admission or similar restriction on the Leased Property, or (iv) prosecute any party with respect to the operation of any activity in the Facility or enjoin any party or seek any civil penalty in excess of One Thousand Dollars ($1,000.00) in respect thereof;
(h) As soon as it is prepared in each Lease Year, but not later than the last day of the second (2nd) month in each Lease Year a capital and operating budget for the Facility for that and the following Lease Year;
(i) With reasonable promptness, such other information respecting the financial condition and affairs of Lessee and the Facility as Lessor reasonably may request from time to time, including, without limitation, any such other information as may be available to the administration of the Leased Property;
(j) Upon Lessor's request from time to time, such additional information and unaudited quarterly financial information concerning the Leased Property and Lessee as Lessor may require for its on-going filings with the Securities and Exchange Commission, under both the Securities Act of 1933, as amended, and the Securities Exchange Act of 1934, as amended, including, but not limited to, 10-Q Quarterly Reports, 10-K Annual Reports and registration statements to be filed by Lessor during the Term of this Lease; and
(k) At least fifteen (15) Business Days before the expiration of each license and permit required for the operation of the Facility for the Primary Intended Use, evidence satisfactory to Lessor that such license or permit has been unconditionally renewed by the issuer thereof.
23.2     Public  Offering  Information.  Lessee  specifically agrees that Lessor
         -----------------------------
may include financial information and information concerning the operation of the Facility that does not violate the confidentiality of the facility-patient relationship and the physician-patient privilege under applicable laws, in offering memoranda or prospectus, or similar publications in connection with syndications or public offerings of Lessor's securities or interests, and any other reporting requirements under applicable Federal and State Laws, including those of any successor to Lessor. Lessee agrees to provide such other reasonable information necessary with respect to Lessee and the Leased Property to facilitate a public offering or to satisfy SEC or regulatory disclosure requirements. Upon request of Lessor, Lessee shall notify Lessor of any necessary corrections to information Lessor proposes to publish within a reasonable period of time (not to exceed three (3) days) after being informed thereof by Lessor.
ARTICLE  XXIV
24.1     Lessor's  Right  to  Inspect.  Lessee  shall  permit  Lessor  and  its
         ----------------------------
authorized representatives to inspect the Leased Property and Lessee's books and records pertaining thereto during normal business hours at any time without Notice. Lessor acknowledges that notwithstanding anything to the contrary in this Lease, Lessor and Lessee do not intend Lessor to have access to any protected health information (as defined by the Health Insurance Portability and Accountability Act of 1996 ("HIPAA") at the Facility. In the event that Lessor
                              -----
unintentionally obtains access to any such protected health information, it shall hold such information in confidence pursuant to HIPAA and shall not disclose it to anyone.
ARTICLE  XXV
25.1     No  Waiver.  No failure by Lessor to insist upon the strict performance
         ----------
of any term hereof or to exercise any right, power or remedy consequent upon a breach hereof, and no acceptance of full or partial payment of Rent during the continuance of any such breach, shall constitute a waiver of any such breach or of any such term. No waiver of any breach shall affect or alter this Lease, which shall continue in full force and effect with respect to any other then existing or subsequent breach.
ARTICLE  XXVI
26.1     Remedies  Cumulative.  To  the  extent  permitted  by  law, each legal,
         --------------------
equitable or contractual right, power and remedy of Lessor now or hereafter provided either in this Lease or by statute or otherwise shall be cumulative and concurrent and shall be in addition to every other right, power and remedy, and the exercise or beginning of the exercise by Lessor of any one or more of such rights, powers and remedies shall not preclude the simultaneous or subsequent exercise by Lessor of any or all of such other rights, powers and remedies.
ARTICLE  XXVII
27.1     Acceptance  of  Surrender.  No  surrender to Lessor of this Lease or of
         -------------------------
the Leased Property or any part thereof, or of any interest therein, shall be valid or effective unless agreed to and accepted in writing by Lessor, and no act by Lessor or any representative or agent of Lessor, other than such a written acceptance by Lessor, shall constitute an acceptance of any such surrender.
ARTICLE  XXVIII
28.1     No  Merger  of Title.  There shall be no merger of this Lease or of the
         --------------------
leasehold estate created hereby by reason of the fact that the same person, firm, corporation or other entity may acquire, own or hold, directly or indirectly, (a) this Lease or the leasehold estate created hereby or any interest in this Lease or such leasehold estate, and (b) the fee estate in the Leased Property.
28.2     No  Partnership.  Nothing  contained  in  this  Lease will be deemed or
         ---------------
construed to create a partnership or joint venture between Lessor and Lessee or to cause either party to be responsible in any way for the debts or obligations of the other or any other party, it being the intention of the parties that the only relationship hereunder is that of Lessor and Lessee.
ARTICLE  XXIX
29.1     Conveyance  by  Lessor.  If Lessor or any successor owner of the Leased
         ----------------------
Property conveys the Leased Property other than as security for a debt, Lessor or such successor owner, as the case may be, shall be released from all future liabilities and obligations of Lessor under this Lease arising or accruing from and after the date of such conveyance or other transfer, and all such future liabilities and obligations shall be binding upon the new owner.
ARTICLE  XXX
30.1     Quiet Enjoyment.  So long as Lessee pays all Rent as it becomes due and
         ---------------
     complies with all of the terms of this Lease and performs its obligations hereunder, Lessee shall peaceably and quietly have, hold and enjoy the Leased
Property for the Term, free of any claim or other action by Lessor or anyone claiming by, through or under Lessor, but subject to all liens and encumbrances of record as of the date hereof or hereafter provided for in this Lease or consented to by Lessee. Except as otherwise provided in this Lease, no failure by Lessor to comply with the foregoing covenant will give Lessee any right to cancel or terminate this Lease or abate, reduce or make a deduction from or offset against the Rent or any other sum payable under this Lease, or to fail to perform any other obligation of Lessee. Lessee shall, however, have the right, by separate and independent action, to pursue any claim it may have against Lessor as a result of a breach by Lessor of the covenant of quiet enjoyment contained in this Section.
ARTICLE  XXXI
31.1     Notices.  Any notice, request or other communication to be given by any
         -------
     party hereunder shall be in writing and shall be sent by registered or certified mail, postage prepaid, or by hand delivery or facsimile transmission to the following address:
     To  Lessee:          ESC-Silverdale,  LLC
               c/o  Emeritus  Corporation
     3131  Elliott  Avenue,  Suite  500
Seattle,  WA  98121
Attn:  Raymond  Brandstrom
Telephone  No.:  (206)  298-2909
     Facsimile  No.:  (206)  301-4500
With  copy  to               The  Nathanson  Group  PLLC
     (which  shall  not     1520  Fourth  Avenue,  Sixth  Floor
constitute  notice):     Seattle,  Washington  98101
     Attn:  Randi  Nathanson
Telephone  No.:  (206)  623-6239
     Facsimile  No.:  (206)  623-1738
     To  Lessor:                    Washington  Lessor  -  Silverdale,  Inc.
                         c/o  Omega  Healthcare  Investors,  Inc.
     9690  Deereco  Road,  Suite  100
     Timonium,  MD  21093
Attn.:  Daniel  J.  Booth
Telephone  No.:  (410)  427-1700
     Facsimile  No.:  (410)  427-8800
And  with  copy  to          Myers  Nelson  Dillon  &  Shierk,  PLLC
(which  shall  not          125  Ottawa  Ave.,  N.W.,  Suite  270
constitute  notice):     Grand  Rapids,  Michigan  49503
                         Attn:  Mark  E.  Derwent
Telephone  No.:  (616)  233-9640
Facsimile  No.:  (616)  233-9642
or to such other address as either party may hereafter designate. Notice shall be deemed to have been given on the date of delivery if such delivery is made on a Business Day, or if not, on the first Business Day after delivery. If delivery is refused, Notice shall be deemed to have been given on the date delivery was first attempted. Notice sent by facsimile transmission shall be deemed given upon confirmation that such Notice was received at the number specified above or in a Notice to the sender. If Lessee has vacated the Leased Property, Lessor's Notice may be posted on the door of the Leased Property.
ARTICLE  XXXII
32.1     Appraisers.  If  it becomes necessary to determine Fair Market Value or
         ----------
Fair Market Rent for any purpose under this Lease, the party required or permitted to give Notice of such required determination shall include in the Notice the name of a person selected to act as appraiser on its behalf. Within ten (10) days after such Notice, the party receiving such Notice shall give Notice to the other party of its selection of a person to act as appraiser on its behalf. The appraisers thus appointed, each of whom must be a member of the
     Appraisal Institute (or any successor organization thereto) and experienced in appraising facilities used for purposes similar to the Primary Intended Use of the Facilities, shall, within forty-five (45) days after the date of the Notice appointing the first appraiser, proceed to appraise the Leased Property or Leased Properties, as the case may be, to determine the Fair Market Value or Fair Market Rent thereof as of the relevant date (giving effect to the impact, if any, of inflation between the date of their decision and the relevant date); provided, however, that if only one appraiser has been so appointed, or if two appraisers have been so appointed but only one such appraiser has made such determination within fifty (50) days after the date of the Notice appointing the first appraiser, then the determination of such appraiser shall be final and binding upon the parties. To the extent consistent with sound appraisal practice at the time of any such appraisal, such appraisal shall be made on a basis consistent with the basis on which the Leased Property or Leased Properties were appraised for purposes of determining its Fair Market Value at the time of Lessor's acquisition thereof. If two appraisers have been appointed and have made their determinations within the respective requisite periods set forth above, and if the difference between the amounts so determined does not exceed ten percent (10%) of the lesser of such amounts, then the Fair Market Value or Fair Market Rent shall be an amount equal to fifty percent (50%) of the sum of the amounts so determined. If the difference between the amounts so determined exceeds ten percent (10%) of the lesser of such amounts, then such two appraisers shall within twenty (20) days appoint a third appraiser. If no such appraiser is appointed within such twenty (20) days or within ninety (90) days of the date of the Notice appointing the first appraiser, whichever is earlier, either Lessor or Lessee may apply to any court having jurisdiction to have such appointment made by such court. Any appraiser appointed by the original appraisers or by such court shall be instructed to determine the Fair Market Value or Fair Market Rent within forty-five (45) days after appointment of such appraiser. The determination of the appraiser which differs most in terms of dollar amount from the determinations of the other two appraisers shall be excluded, and the average of the remaining two determinations shall be final and binding upon Lessor and Lessee as the Fair Market Value or Fair Market Rent of the Leased Property or Leased Properties, as the case may be. If the Fair Market Rent is being determined for more than one year, the Fair Market Rent may include such annual increases, if any, as the appraisers determine to be in accordance with the terms of this Lease.
32.2 This provision for determining by appraisal shall be specifically enforceable to the extent such remedy is available under applicable law, and any determination hereunder shall be final and binding upon the parties except as otherwise provided by applicable law, and judgment may be entered upon such determination in a court of competent jurisdiction. Lessor and Lessee shall each pay the fees and expenses of the appraiser appointed by it and each shall pay one-half of the fees and expenses of the third appraiser and one-half of all other costs and expenses incurred in connection with each appraisal.
ARTICLE  XXXIII
33.1     Intentionally  omitted.
         -----------------------
ARTICLE  XXXIV
34.1     Facility  Trade  Names.  Upon  expiration or termination of this Lease,
         ----------------------
Lessee shall not use the Facility Trade Names and Lessor shall not use any Facility Trade Names which include the word "Emeritus" in them.
34.2     Transfer  of  Operational  Control  of  the  Facility.
         -----------------------------------------------------
34.2.1     If  the  certificates  of  need  or  licenses  to  operate the Leased
Property  for  the  Primary  Intended  Use  are  issued  to Lessee, any approved sublessee or the Manager, Lessee agrees that it will cooperate with Lessor to turn over or cause to be turned over to Lessor or its designee, upon the expiration or earlier termination of the Term, all of Lessee's and such sublessee's or Manager's rights in connection with the certificate of need and/or licenses.
34.2.2 Upon the expiration or earlier termination of the Term, Lessee shall cooperate fully in transferring operational control of the Facility to Lessor or Lessor's nominee and shall use its best efforts to cause the business conducted at the Facility to continue without interruption. Upon the request of Lessor, Lessee shall execute and deliver an Operations Transfer Agreement to Lessor and any new operator identified by Lessor in substantially the same form as the Operations Transfer Agreement attached as Exhibit E. The obligation of Lessee
                                            ---------
regarding the Operations Transfer Agreement shall survive the termination of this Lease. To that end, pending completion of the transfer of the operational control of the Facility to Lessor or its nominee:
(a) Lessee will provide all necessary information requested by Lessor or its nominee for the preparation and filing of any and all necessary applications or notifications of any federal or state governmental authority having jurisdiction over a change in the operational control of the Facility, and any other information reasonably required to effect an orderly transfer of the Facility, and Lessee will use its best efforts to cause all operating health care licenses to be transferred to Lessor or to Lessor's nominee; and
(b) Lessee shall engage only in transactions or other activities with respect to the Facility that are in the ordinary course of its business and shall perform all maintenance and repairs reasonably necessary to keep the Facility in satisfactory operating condition and repair, and shall maintain the supplies and foodstuffs at levels that are consistent and in compliance with all health care regulations, and shall not sell or remove any personal property except in the ordinary course of business and in accordance with the terms and conditions of this Lease.
ARTICLE  XXXV
35.1     Arbitration.  Except  with  respect  to  the payment of Rent under this
         -----------
Lease, the determination of Fair Market Rent and any proceedings to recover possession of the Leased Property, if any controversy arises between the parties hereto as to any of the provisions of this Lease or the performance thereof, and if the parties are unable to settle the controversy by agreement or as otherwise provided herein, the controversy shall be decided by arbitration. The arbitration shall be conducted by three arbitrators selected in accordance with the rules and procedures of the American Arbitration Association. The decision of the arbitrators shall be final and binding, and judgment may be entered thereon in any court of competent jurisdiction. The decision shall set forth in writing the basis for the decision. In rendering the decision and award, the arbitrators shall not add to, subtract from or otherwise modify the provisions of this Lease. The expense of the arbitration shall be divided between Lessor and Lessee unless otherwise specified in the award. Each party in interest shall pay the fees and expenses of its own counsel. The arbitration shall be conducted in Ann Arbor, Michigan. In any arbitration, the parties shall be entitled to conduct discovery in the same manner as permitted under Federal Rules of Civil Procedure 26 through 37, as amended. No provision in this Article shall limit the right of any party to this Agreement to obtain provisional or ancillary remedies from a court of competent jurisdiction before, after or during the pendency of any arbitration, and the exercise of such remedies does not constitute a waiver of the right of either party to arbitration.
ARTICLE  XXXVI
36.1     Miscellaneous.
         -------------
36.1.1     Survival,  Choice  of  law.  Anything  contained in this Lease to the
           --------------------------
contrary  notwithstanding,  all  claims  against,  and liabilities of, Lessee or
Lessor arising prior to the date of expiration or termination of this Lease shall survive such expiration or termination. If any term or provision of this Lease or any application thereof is held invalid or unenforceable, the remainder of this Lease and any other application of such term or provisions shall not be affected thereby. Neither this Lease nor any provision hereof may be changed, waived, discharged or terminated except by an instrument in writing and in recordable form signed by Lessor, a Facility Mortgagee and Lessee. All the terms and provisions of this Lease shall be binding upon and inure to the benefit of the parties hereto and their respective successors and assigns. The headings in this Lease are for convenience of reference only and shall not limit or otherwise affect the meaning hereof. This Lease shall be governed by and construed in accordance with the laws of the State of Washington.
     LESSEE CONSENTS TO IN PERSONAM JURISDICTION BEFORE THE STATE AND FEDERAL COURTS OF THE STATES OF WASHINGTON AND MARYLAND, AND AGREES THAT ALL DISPUTES CONCERNING THIS AGREEMENT SHALL BE HEARD IN THE STATE AND FEDERAL COURTS LOCATED IN THE STATE OF MARYLAND OR WASHINGTON. LESSEE AGREES THAT SERVICE OF PROCESS MAY BE EFFECTED UPON IT UNDER ANY METHOD PERMISSIBLE UNDER THE LAW OF THE STATE OF MARYLAND OR WASHINGTON AND IRREVOCABLY WAIVES ANY OBJECTION TO VENUE IN THE STATE AND FEDERAL COURTS OF THE STATES OF MARYLAND AND WASHINGTON.
36.1.2     Limitation on Recovery.  Lessee specifically agrees to look solely to
           ----------------------
     Lessor's interest in the Leased Property for recovery of any judgment from Lessor, it being specifically agreed that no constituent shareholder, officer or director of Lessor shall ever be personally liable for any such judgment or for the payment of any monetary obligation to Lessee. Furthermore, Lessor (original or successor) shall never be liable to Lessee for any indirect or consequential damages suffered by Lessee from whatever cause.
36.1.3     Waivers.  Lessee  waives  any  defense by reason of any disability of
           --------
Lessee, and waives any other defense based on the termination of Lessee's (including Lessee's successor's) liability from any cause. Lessee waives all presentments, demands for performance, notices of nonperformance, protests, notices of protest, notices of dishonor, and notices of acceptance, and waives all notices of the existence, creation, or incurring of new or additional obligations.
36.1.4     Consents.  Whenever  the  consent  or  approval of Lessor is required
           --------
hereunder, Lessor may in its sole discretion and without reason withhold that consent or approval unless otherwise specifically provided.
36.1.5     Counterparts.  This  Lease  may be executed in separate counterparts,
           ------------
each of which shall be considered an original when each party has executed and delivered to the other one or more copies of this Lease.
36.1.6     Options  Personal.  The  renewal  options  granted  to Lessee in this
           -----------------
Lease, if any, are granted solely to Lessee and are not assignable or transferable except in connection with a Transfer permitted in Article XXII.
36.1.7     Rights  Cumulative.  Except  as  provided herein to the contrary, the
           ------------------
respective rights and remedies of the parties specified in this Lease shall be cumulative and in addition to any rights and remedies not specified in this Lease.
36.1.8     Entire  Agreement.  There  are  no  oral  or  written  agreements  or
           -----------------
representations  between  the  parties  hereto affecting this Lease.  This Lease supersedes and cancels any and all previous negotiations, arrangements, representations, brochures, agreements and understandings, if any, between Lessor and Lessee.
36.1.9     Amendments  in  Writing.  No  provision  of this Lease may be amended
           -----------------------
except  by  an  agreement  in  writing  signed  by  Lessor  and  Lessee.
36.1.10     Severability.  If  any provision of this Lease or the application of
            ------------
such provision to any person, entity or circumstance is found invalid or unenforceable by a court of competent jurisdiction, such determination shall not affect the other provisions of this Lease and all other provisions of this Lease shall be deemed valid and enforceable.
36.1.11     Time  of  the Essence.  Except for the delivery of possession of the
            ---------------------
Facility to Lessee, time is of the essence with respect to all provisions of this Lease of which time is an element.
ARTICLE  XXXVII
37.1     Commissions.  Lessee  represents  and  warrants  to Lessor that no real
         -----------
estate commission, finder's fee or the like is due and owing to any person in connection with this Lease. Lessee agrees to save, indemnify and hold Lessor harmless from and against any and all claims, liabilities or obligations for brokerage, finder's fees or the like in connection with this Lease or the transactions contemplated hereby, asserted by any person on the basis of any statement or act alleged to have been made or taken by Lessee.
ARTICLE  XXXVIII
38.1     Memorandum  or  Short Form of Lease.  Lessor and Lessee shall, promptly
         -----------------------------------
upon the request of either, enter into a Memorandum or Short Form of this Lease, substantially in the form of attached Exhibit F, with such modifications as
                                           ---------
may be appropriate under the laws and customs of the State of Washington and in the customary form suitable for recording under the laws of the State of Washington. Lessee shall pay all costs and expenses of recording such memorandum or short form of this Lease.
ARTICLE  XXXIX
39.1     Security  Deposit.  On  the  Commencement Date, Lessee shall deliver to
         -----------------
Lessor a security deposit in the amount of Forty-five Thousand Dollars ($45,000)
     ("Security  Deposit"), which Lessor shall hold as security for the full and
       ------------------
faithful performance by Lessee of each and every term, provision, covenant and condition of this Lease. The Security Deposit shall not be considered an advance payment of Rent (or of any other sum payable to Lessee under this Lease) or a measure of Lessor's damages in case of a default by Lessee. The Security Deposit shall not be considered a trust fund, and Lessee expressly acknowledges and agrees that Lessor is not acting as a trustee or in any fiduciary capacity in controlling or using the Security Deposit. Lessor shall have no obligation to maintain the Security Deposit separate and apart from Lessor's general and/or other funds. Unless earlier returned pursuant to Section 39.4 of this Lease, the Security Deposit, less any portion thereof applied as provided Section 39.2, shall be returned to Lessee within sixty (60) days following the expiration of the Term.
39.2     Application  of Security Deposit.  If Lessee defaults in respect of any
         --------------------------------
of the terms, provisions, covenants and conditions of this Lease or of any agreement or instrument with which this Lease is cross-defaulted), including, but not limited to, payment of any Rent and other sums of money payable by Lessee, Lessor may, but shall not be required to, in addition to and not in lieu of any other rights and remedies available to Lessor, apply all or any part of the Security Deposit to the payment of any sum in default, or any other sum that Lessor may expend or be required to expend by reason of Lessee's default, including but not limited to, any damages or deficiency in reletting the Leased Property. Whenever, and as often as, Lessor has applied any portion of the Security Deposit to cure Lessee's default hereunder or under any agreement with which this Lease is cross-defaulted, Lessee shall, within ten (10) days after Notice from Lessor, deposit additional money with Lessor sufficient to restore the Security Deposit to the full amount then required to be deposited with Lessor pursuant to Section 39.1 above, and Lessee's failure to do so shall constitute an Event of Default without any further Notice.
39.3     Transfer  of  Security Deposit.  If Lessor transfers its interest under
         ------------------------------
this Lease, Lessor shall assign the Security Deposit to the new lessor and thereafter Lessor shall have no further liability for the return of the Security Deposit, and Lessee agrees to look solely to the new lessor for the return of the Security Deposit. The provisions of the preceding sentence shall apply to every transfer or assignment of Lessor's interest under this Lease. Lessee agrees that it will not assign or encumber or attempt to assign or encumber the Security Deposit and that Lessor, its successors and assigns may return the Security Deposit to the last Lessee in possession at the last address for which Notice has given by such Lessee and that Lessor thereafter shall be relieved of any liability therefor, regardless of one or more assignments of this Lease or any such actual or attempted assignment or encumbrances of the Security Deposit.
39.4     Return  of Security Deposit.  On the first day of the third Lease Year,
         ---------------------------
provided that no Event of Default or Unmatured Event of Default shall have occurred and is continuing, or upon the first day thereafter that no Event of Default or Unmatured Event of Default shall exist, the Security Deposit, less any portion thereof applied as provided in Section 39.2, shall be returned to Lessee and Lessee shall no longer be required to maintain a Security Deposit under this Lease.
                             SIGNATURE PAGES FOLLOW

IN WITNESS WHEREOF, the parties have executed this Lease by their duly authorized officers as of the date first above written.

     LESSOR:
     ------
Washington  Lessor  -  Silverdale,  Inc.
     By:     /s/  Daniel  J.  Booth
Name:        Daniel  J.  Booth
Title:       Chief  Operating  Officer

     LESSEE:
     ------
ESC-Silverdale,  LLC
     By:     /s/  Raymond  R.  Brandstrom
Name:        Raymond  R.  Brandstrom
Title:       Vice  President  of  Finance


THE  STATE  OF  _____________)
     )
COUNTY  OF     _______________)
     This instrument was acknowledged before me on the ______ day of __________, 2003, by __________, the _____________ of Washington Lessor - Silverdale, Inc., a Maryland corporation, on behalf of said corporation.
     Notary  Public

THE  STATE  OF_____________)
     )
COUNTY  OF________________)
     This instrument was acknowledged before me on the _____ day of _________, 2003, by _____, the ____________ of ESC-Silverdale, LLC, a Washington limited liability company, on behalf of said limited liability company.
     Notary  Public

                            LIST OF EXHIBITS TO LEASE
EXHIBITS  A  -                              Facility  Trade  Names
EXHIBIT  B  -                              Description  of  Land
EXHIBIT  C  -                              Form  of  Lessee's  Certificate
EXHIBIT  D  -                              Permitted  Encumbrances
EXHIBIT  E  -                              Form of Operations Transfer Agreement
EXHIBIT  F  -                              Form  of Memorandum and Short Form of
Lease

     A-1
                                    EXHIBIT A
                              FACILITY TRADE NAMES


          Trade  Names
          ------------
Name     Address
----     -------
Emeritus  Oaks  of  Silverdale     1501  N.W.  Tower  View  Circle
     Silverdale,  Washington  98383     Emeritus  Oaks  of  Silverdale

     B-1
                                    EXHIBIT B

                               DESCRIPTION OF LAND

Tract 1, Ridge Point West, Division 3, according to the plat recorded in Volume 25 of Plats, Pages 181, 182 and 183, Records of Kitsap County, Washington.

     C-1
                                    EXHIBIT C
                          FORM OF LESSEE'S CERTIFICATE
     The  undersigned
("Lessee")  under  that  certain  Lease  (the  "Lease")  dated
,  20     and  made  with,  a             ("Lessor"),  hereby  certifies:
1.     That it is Lessee under the Lease; that attached hereto as Exhibit "A" is
                                                                  -----------
a true and correct copy of the Lease; that the Lease is now in full force and effect and has not been amended, modified or assigned except as disclosed or included in Exhibit "A"; and that the Lease constitutes the entire agreement
              ------------
between  Lessor  and  Lessee.
2. That there exist no defenses or offsets to enforcement of the Lease; that there are, as of the date hereof, no breaches or uncured defaults on the part of Lessee or Lessor thereunder; and that Lessee has no notice or knowledge of any prior assignment, hypothecation, subletting or other transfer of Lessor's interest in the Lease.
3. That the Base Rent for the first Lease Year under this Lease is $_____________. All Rent which is due has been paid, and there are no unpaid
         -----
Additional Charges owing by Lessee under the Lease as of the date hereof. No Base Rent or other items (including without limitation security deposit and any impound account or funds) have been paid by Lessee in advance under the Lease except for the security deposit held by Lessor [in the form of an irrevocable letter of credit] in the amount of $ and the monthly installment of Base Rent that became due on .
4. That Lessee has no claim against Lessor for any security deposit, impound account or prepaid Rent except as provided in paragraph 3 of this Certificate.
5. That there are no actions, whether voluntary or otherwise, pending against the undersigned under the bankruptcy laws of the United States or any state thereof, nor has Lessee nor, to the best of Lessee's knowledge has Lessor begun any action, or given or received any notice for the purpose of termination of the Lease.
6. That there are, as of the date hereof, no breaches or uncured defaults on the part of Lessee under any other agreement executed in connection with the Lease.
7. This Certificate has been requested by Lessor pursuant to Section 19.3 of this Lease and for the benefit of __________________________________("Relying
Party"). The Relying Party is entitled to rely on the statements of Lessee contained in this certificate.
8. All capitalized terms used herein and not defined herein shall have the meanings for such terms set forth in the Lease.
Dated:     _____,  20__                    LESSEE:
                                           ------
     By:

     D-1
                                    EXHIBIT D
                             PERMITTED ENCUMBRANCES


1. Easement, including its terms, covenants and provisions as disclosed by instrument recorded October 7, 1988, Recording No. 8810070092, aforesaid records.
2. Easement recorded May 10, 1989, Recording No. 8905100067, aforesaid records.
3. Easement recorded May 10, 1989, Recording No. 89005100068, aforesaid records.
4. Easement recorded September 14, 1989, Recording No. 8909140032, aforesaid records.
5. Easement in favor of Puget Sound Power and Light Company and/or Puget Sound Energy, recorded March 19, 1999, in the office of the recording officer of Kitsap County, Washington under Auditor's File No. 3164188, aforesaid records.
6. Covenants, conditions and restrictions contained in instrument recorded September 22, 1998, Recording No. 3119741, aforesaid records.
7. Liability for maintenance of storm drainage as disclosed by instrument recorded under Auditor's File No. 3119741, aforesaid records.
8. Easement as dedicated on the face of the plat of said addition for slopes, also the right to drain all streets over and across any lot or lots where water might take a natural course after the street or streets are graded.
9.     The  following  is  shown  in  the  dedication  on  the face of the plat:
Dimensions and uses of all lots, tracts or parcels of land embraced in this plat are subject to and shall be in conformity with Kitsap County Zoning Regulations.
10. Provisions for multi-purpose easements as dedicated on the face of said plat.
11. Encroachment of water line and grass area along the southwest corner of the property as disclosed by survey made by Barghausen Consulting Engineers, Inc., under Job No. 6313, dated June 2, 1999.

E  -  17


                                    EXHIBIT E
                      FORM OF OPERATIONS TRANSFER AGREEMENT
                              ---_________________
                          OPERATIONS TRANSFER AGREEMENT
                        (Silverdale, Washington Facility)
     THIS  OPERATIONS  TRANSFER  AGREEMENT  ("Agreement")  is entered into as of
                                              ---------
_________,  20__  (the  "Effective Date") by and between EMERITUS CORPORATION, a
                         --------------
Washington  corporation  ("Manager"),  ESC-SILVERDALE, LLC, a Washington limited
                           -------
liability  company  ("ESC"),  WASHINGTON  LESSOR  - SILVERDALE, INC., a Maryland
                      ---
corporation  ("Lessor"),  and  ________________________,  a  ___________________
               ------
("New  Operator").
    -----------
                                   BACKGROUND
                                   ----------
     A. Lessor is the owner of the following assisted living facility (the "Facility"):
 --------
     Emeritus  Oaks  of  Silverdale
1501  NW  Tower  View  Circle
     Silverdale,  WA  98383
     B. ESC is leasing the Facility from Lessor pursuant to a Single Facility Lease dated as of August __, 2003, as amended (as so amended, the "Lease").
     -
C. Manager is the manager of the Facility pursuant to a Management Agreement (as defined in the Lease) between Manager and ESC (the "Management Agreement").
                                                         --------------------
ESC  and  Manager  are  each  referred  to as an "Emeritus Entity" and sometimes
                                                  ---------------
collectively  as  the  "Emeritus  Entities".
                        ------------------
D.     This  Agreement  is  being  executed  pursuant  to  the  Lease.
E. The parties to this Agreement desire to enter into this Agreement in order to facilitate an orderly transition of the possession and operation of the Facility to New Operator.

                                    AGREEMENT
                                    ---------
     NOW, THEREFORE, in consideration of the mutual promises contained herein, and for other good and valuable consideration, the receipt and adequacy of which are hereby acknowledged, the parties hereto agree that:
                                    ARTICLE I
                                   THE CLOSING
     1.1     Effectiveness  of  Closing.  The closing (the "Closing") under this
             --------------------------                     -------
Agreement shall be effective as of 11:59:59 p.m. on the date agreed to by the parties following New Operator obtaining all Regulatory Clearances (as hereinafter defined) (the "Closing Date").
                              -------------
1.2     Manager's  Deliveries at Closing.  Manager and ESC, as applicable, shall
        --------------------------------
deliver  the  following  to  New  Operator  at  the  Closing:
(a) Executed warranty Bill of Sale for Personal Property (as hereinafter defined) pursuant to Section 2.2 of this Agreement;
(b) Executed Assignments of the Third Party Contracts requested by New Operator pursuant to Section 2.3 of this Agreement;
(c)     Executed  termination  with  respect  to  the  Management  Agreement;
(d)     Executed  counterparts  of a closing statement (the "Closing Statement")
                                                             -----------------
reflecting the estimated prorations and other payments and credits to be made at Closing pursuant hereto, which amounts are subject to post-closing reconciliation pursuant to Section 2.9 below; and
(e) Payment in immediately available funds of amounts due New Operator, if any, from the Emeritus Entities pursuant to this Agreement at Closing as reflected in the Closing Statement.
     1.3     New  Operator's  Deliveries at Closing.  New Operator shall deliver
             --------------------------------------
the  following  to  the  Emeritus  Entities  at  the  Closing:
(a)     Executed  counterpart  of  the  Closing  Statement;
(b) Payment in immediately available funds of amounts due the Emeritus Entities, if any, from New Operator at Closing as reflected in the Closing Statement; and
     (c) Reasonable evidence that New Operator has obtained all Regulatory Clearances.
1.4     Payment.  Any  amounts  owed under Sections 1.2 and 1.3 shall be set off
        -------
against each other at Closing. To the extent a party is owed a payment after such set off, such payment shall be made in cash at Closing via wire transfer of immediately available funds to a bank account specified by the party owed a payment.
1.5     Liabilities  Not  Assumed.  Neither Lessor nor New Operator shall assume
        -------------------------
or be responsible to pay, perform or discharge any obligations, liabilities, contracts or commitments of the Emeritus Entities of any kind or nature whatsoever, other than those contracts and obligations New Operator expressly agrees to assume hereunder or at Closing.
                                   ARTICLE II
                             TRANSFER OF OPERATIONS
     2.1     Cooperation.  The  Emeritus  Entities  agrees to cooperate with New
             -----------
Operator, and New Operator agrees to cooperate with the Emeritus Entities, to effect an orderly transfer of possession and the operation of the Facility.
2.2     Conveyance  of  Supplies  and  Personal  Property.  Each of the Emeritus
        -------------------------------------------------
Entities hereby agree to sell, transfer and convey to New Operator as of the Closing Date, all of its right, title and interest, if any, in and to any furniture, fixtures, equipment (including, to the extent owned, if any, computer hardware and software, except (1) proprietary software and (2) computer hardware and software subject to lease), and supplies (including linens, consumables and foodstuffs, medical supplies, office supplies, and maintenance inventories) owned by an Emeritus Entity and located at a Facility as of the Closing, but specifically excluding the Emeritus Entities' proprietary brochures and any vehicles, copiers, facsimile machines, or other personal property (the "Leased Property") that are leased by the Emeritus Entities as permitted by the Lease, and all signage bearing the Emeritus Entities' names (or portions thereof) or trademarks or service marks owned by the Emeritus Entities (or either of them) (collectively, the "Personal Property") for and in consideration of the mutual
                      -----------------
promises contained in this Agreement, the Settlement Agreement and the Second Amendment. The Emeritus Entities shall also assign their interest in any telephone or facsimile numbers in use at the Facility. The Emeritus Entities shall have no obligation to deliver the Personal Property to any location other than the Facility, and New Operator agrees that the presence of the Personal Property at the Facility at Closing shall constitute delivery thereof. Except for the Leased Property and any Special Purpose Personal Property, all of the furniture, fixtures, equipment and supplies used by the Emeritus Entities in connection with the operation of the Facility is being transferred and conveyed to New Operator under this Agreement. On the Closing Date, the Emeritus Entities covenant that the supplies at the Facility will be sufficient to satisfy any minimum requirements established under applicable state law. Other than the vehicles, copiers and facsimile machines, Manager has no actual knowledge of any other Leased Property at the Facility.
     2.3     Contracts.
             ---------

(a) New Operator shall not be obligated to assume any leases or executory contracts of an Emeritus Entity in respect of the Facility; provided, however, that New Operator shall assume the obligations of the Emeritus Entities with respect to (1) residency agreements for residents at the Facility on the Closing Date for residency for periods after the Closing Date or for services or care provided after the Closing Date, and (2) post-Closing Date services provided pursuant to Designated Third Party Contracts (as hereinafter defined).
(b) Prior to the Effective Date, Manager has provided New Operator with copies of all of the Emeritus Entities' current service contracts with third party vendors that are in effect on the Effective Date (the "Operating
                                                                       ---------
Contracts"). A list of those contracts is included as Schedule 2.3. In the event New Operator wishes the Emeritus Entities to terminate any such contracts, New Operator shall give the Emeritus Entities notice of same within five (5) business days after the Effective Date, and upon the Closing the Emeritus
Entities shall give notice to the appropriate vendors to terminate such contracts as soon as possible after the Closing. The Emeritus Entities and New Operator acknowledge and agree that in the event Manager terminates any of the Operating Contracts at the direction of New Operator but such termination will not be effective until after the Closing Date as a result of notice provisions set forth in such Operating Contacts (the "Termination Date"), if and to the
                                               ----------------
extent that New Operator derives any benefit from the goods or services provided under such Operating Contracts between the Closing Date and the Termination Date, New Operator shall reimburse the Emeritus Entities as part of the reconciliation process for any payments under such Operating Contracts made by the Emeritus Entities between the Closing Date and the Termination Date.

(c) All service contracts identified on Schedule 2.3 which New Operator does not specify that the Emeritus Entities should terminate, shall constitute the "Designated Third Party Contracts" and shall be assigned by the Emeritus
  ----------------------------------
Entities  to  New Operator at Closing; provided, however, that in no event shall
  -----
New Operator assume any liability related to goods or services provided under the Designated Third Party Contracts on or before the Closing Date.

(d) If an Emeritus Entity enters into any contract with a third party vendor after the Effective Date, (1) the contract shall provide that it may be terminated upon not more than thirty (30) days' notice, (2) the Emeritus Entities shall immediately provide New Operator with a copy of the contract, and
(3) the contract shall be terminated by the Emeritus Entities on the Closing Date unless New Operator notifies the Emeritus Entities prior to the Closing Date that it wants the Emeritus Entities to assign the contract to New Operator, in which event it shall become a Designated Third Party Contract.


     2.4     Transfer  of  Resident  Trust  Funds.  On  the  Closing  Date,  the
             ------------------------------------
Emeritus Entities shall provide to New Operator a true, correct and complete accounting (properly reconciled) of any resident trust funds and an inventory of all residents' property held by Manager on the Closing Date for residents at the Facility. On the Closing Date, the Emeritus Entities shall assign and transfer to New Operator the resident trust accounts maintained by the Emeritus Entities and all residents' property held by Manager as of the Closing Date.
     2.5     Cooperation.     The  Emeritus  Entities  and  New  Operator  shall
             -----------
cooperate with each other in connection with any claim, demand, appeal, lawsuit or proceeding, arising out of or in any way relating to the operation of the Facility prior to the Closing Date, including providing and making available for inspection and copying, at the requesting party's sole cost and expense, any information that the requesting party reasonably deems necessary in prosecuting or defending any such claim, demand, appeal, lawsuit or proceeding.
     2.6     Employees.
             ---------
     (a)     The  Emeritus  Entities  shall  terminate  all  Hired Employees (as defined in Section 2.6(b) below) effective as of the end of business on the Closing Date, shall either terminate or reassign to other duties all other employees of the Facility who are not Hired Employees, and shall be solely responsible for all costs and expenses in so terminating or reassigning, as applicable, all employees of the Facility. The Emeritus Entities shall pay all wages due to all Facility employees (whether or not they are Hired Employees) as of 11:59:59 p.m. on the Closing Date. In addition, the Emeritus Entities shall be solely liable for payment of all Employee Benefits (as defined in Section 2.8 below) due as of 11:59:59 p.m. on the Closing Date to all Facility employees (including all Hired Employees pursuant to Section 2.8 of this Agreement). There shall be no proration at closing of payroll for employees (whether or not they are Hired Employees), as all employees will be terminated by the Emeritus Entities as of the Closing Date.
(b) New Operator shall offer employment to at least two-thirds (2/3) of the employees of the Facility who, as of the Closing Date, work at the Facility and have been employed on an average of 20 hours or more per week in the month immediately preceding the Closing Date and have provided services solely to such Facility. Such employees, who accept employment with New Operator, shall be referred to as the "Hired Employees." Any such employment of a Hired Employee
                      ---------------
by New Operator shall be on such terms as New Operator in its discretion elects. Manager and any of its affiliates shall have the right to employ or offer to employ in any other facility or corporate offices of Manager or its affiliates any employee of the Facility who declines to accept employment with New Operator; provided, however, that Manager shall not actively solicit such employment. Prior to the Closing Date, the Emeritus Entities shall grant New Operator reasonable access to the Facility's employees for purpose of carrying out this Section 2.6(b).
(c) New Operator and the Emeritus Entities acknowledge and agree that the provisions of Section 2.6(b) are designed, in part, to ensure that the Emeritus Entities are not required to give notice to employees of the Facility of the "closure" thereof under the Worker Adjustment and Restraining Notification Act (the "WARN Act") or any other comparable state law. Nothing in this Section 2.6
       --------
shall, however, create any rights in favor of any person not a party hereto, including employees of the Facility, or constitute an employment agreement or condition of employment for any employee of Manager or any affiliate of Manager who is a Hired Employee.
(d) The Emeritus Entities shall offer and provide, as appropriate, group health plan continuation coverage pursuant to the requirement of Section 601 et. seq. of ERISA and Section 4980B of the Internal Revenue Code ("COBRA") to all
                                                                  -----
the employees of the Facility to whom they are required to offer the same under applicable law. New Operator in its discretion may also elect to provide group health plan coverage to Hired Employees on such terms as New Operator elects.
(e)     For  a  period of ninety (90) days after the Closing Date, Manager shall retain and continue to make available for consultation with New Operator the Directors of Nursing, Facility Administrators and employees of the Emeritus Entities who are not employed at the Facility but who provide essential services to the Facility, such as billing, collection, filing Medicaid cost reports, attending to licensing issues and similar services, and investigating, documenting and filing proof of claims with respect to potential claims arising under the Facility's insurance policies.
2.7     Accounts  Receivable.
        --------------------
(a) Subject to (i) the terms of the Transaction Documents (as defined in the Second Amendment), including the grant of security interests and exercise of any remedies thereunder in favor of Lessor, and (ii) Section 2.9 below with respect to the proration of revenues and expenses from operating the Facility, the Emeritus Entities shall retain all unpaid accounts receivable, including, but not limited to, any arising on or prior to the Closing Date and any accounts receivable arising from rate adjustments which relate to the period on or prior to the Closing Date even if such adjustments occur after the Closing Date, as of 11:59:59 p.m. on the Closing Date with respect to the Facility, but only to the extent that such accounts receivable relate to services rendered on or prior to the Closing Date, and shall provide New Operator with copies of Manager's records with respect thereto upon request. The Emeritus Entities shall, during the period prior to the Closing Date, use and continue to use commercially reasonable efforts to collect accounts receivables relating to periods prior to the Closing Date from the responsible party therefor. All accounts receivable that relate to services rendered after the Closing Date shall be the sole property of New Operator free and clear of any liens or any security interests granted by the Emeritus Entities.
(b) If at any time after the Closing Date, New Operator shall receive any payment, which payment represents payment for, or reimbursement with respect to, payments or underpayments made to the Emeritus Entities for services rendered on or prior to the Closing Date, then New Operator shall remit such payments to the Emeritus Entities. If at any time before or after the Closing Date, the Emeritus Entities shall receive any payment, which payment represents payment for, or reimbursement with respect to, payments or underpayments made to New Operator for services to be rendered after the Closing Date, then the Emeritus Entities shall remit such payments to New Operator. All non-designated payments received during the first thirty (30) days after the Closing Date will first be applied to any pre-Closing Date accounts receivable of the Emeritus Entities due from such payee and not older than sixty (60) days since the date of invoice, with the excess, if any, applied to the extent of any balances due for services rendered by New Operator after the Closing Date. All non-designated payments thereafter shall be retained by New Operator; provided, however, that if New Operator has been paid all amounts due from a resident during the period that New Operator operates the Facility and that resident is no longer a resident of the Facility, any non-designated payments shall be remitted to the Emeritus Entities if the Emeritus Entities document that they have a balance due from that resident.
 (c) To the extent either party receives any proceeds from the accounts receivable of the other party, both parties acknowledge that the party receiving the payment belonging to the other party shall hold the payment in trust, that neither party shall have any right to offset with respect to such accounts receivable, and that the party erroneously receiving the payment shall have no right, title or interest whatsoever in the payment and shall remit the same to the other within ten (10) days of receipt.
2.8     Employment  Benefits.  On  or  before  the  Closing  Date,  the Emeritus
        --------------------
Entities shall prepare an accounting of all accrued and earned paid time off due to all employees in accordance with the Emeritus Entities' standard policies and state and federal law as of 11:59:59 p.m. on the Closing Date (collectively, "Employee Benefits"). On the next regularly occurring payday following the
   ----------------
Closing  Date, the Emeritus Entities shall pay to the respective employees their
   --
respective Employee Benefits in their final paychecks. The Emeritus Entities acknowledge that:
(a) Neither Lessor nor New Operator shall have any liability to any employees terminated by the Emeritus Entities on or prior to the Closing Date for benefits pursuant to Section 601, et seq. of ERISA and COBRA; and
(b) the Emeritus Entities shall be solely responsible for providing required notices to all employees of the Facility as of the Closing Date pursuant to COBRA.
The Emeritus Entities acknowledges and agrees that neither Lessor nor New Operator is assuming any of the Emeritus Entities' obligations under COBRA, and that all such obligations shall remain the obligations of the Emeritus Entities.
2.9     Prorations  at  Closing.
        -----------------------

(a)     Expenses,  Costs  and  Charges.   The  following items shall be prorated
        ------------------------------
between the Emeritus Entities and New Operator effective as of the Closing Date, with the Emeritus Entities responsible for such items prior to and as of the Closing Date and New Operator responsible for such items after the Closing Date:

i. real and personal property taxes for the calendar year in which the Closing occurs, giving recognition to any discount available for earliest payment. If taxes are prorated on an estimated basis rather than the actual tax for the year in which the Closing occurs, the parties shall adjust the prorated amount when such actual tax is known, based on the final tax bill for the year in which the Closing occurs; and

ii. water, fuel, electricity, telephone, garbage collection, sewage, and other utility service charges and expenses; and

iii. any other accrued and apportionable operating costs, charges and expenses.

     The Emeritus Entities are not appealing any ad valorem tax assessment or otherwise engaged in a tax contest. Any refund or reduction in taxes applicable to any year prior to the year in which the Closing occurs shall be and remain the property of Manager and if any such tax refund is paid to, received by or credited to New Operator, New Operator shall promptly remit such payment or a check for such credit to the Emeritus Entities.

     The Emeritus Entities and New Operator acknowledge and agree that many, if not all, of the items referenced in (ii) and (iii) may not be readily or easily determinable as of the Closing Date, and as such will be part of the reconciliation process more particularly described below.

(b)     Resident  Rents  and  Services Fees; Reconciliation.  Resident rents and
        ---------------------------------------------------
service fees for the month of Closing, shall be allocated as of the Closing Date; the portion thereof allocable to all time periods on and prior to the Closing Date shall be credited to the Emeritus Entities and the portion thereof allocable after the Closing Date shall be credited to New Operator. New Operator and the Emeritus Entities hereby recognize and agree that all resident rents and service fees for the month of Closing will not have been collected as of the Closing Date. Therefore, the parties agree to estimate such amounts on the Closing Statement and reconcile such estimate post-Closing as hereinafter provided. If the Closing Date occurs on or before the 10th day of the month, then New Operator shall receive a credit at Closing in an amount equal to fifty percent (50%) of the total billed amount for resident rents and service fees. If the Closing occurs on or after the 10th day of the month, then New Operator shall receive a credit at Closing which is prorated based on resident rents and service fees actually collected by the Emeritus Entities for the month of Closing, determined as of the close of business on the date two (2) business days prior to the Closing Date.

     (c) Within forty-five (45) days after the Closing Date representatives of the Emeritus Entities and New Operator shall prepare and deliver to each other a schedule itemizing the prorations and adjustments to costs, charges and expenses under Section 2.9(a), together with resident rents and service fees actually collected (the "Initial Reconciliation"). The Initial Reconciliation
                           ----------------------
shall include appropriate detail to identify the items being adjusted. A final reconciliation of all such expenses, costs, charges, service fees and resident rents shall be prepared and delivered by representatives of New Operator and the Emeritus Entities to each other within seventy-five (75) days after the Closing Date (the "Final Reconciliation"). The Final Reconciliation shall appropriately
           --------------------
net all items to reflect the net amount owed to New Operator or to the Emeritus Entities as a result of such reconciliation. After approval by both parties of the Final Reconciliation, the party determined to owe cash as a result of such Final Reconciliation shall promptly pay such cash to the other party.

     2.10     Resident  Deposits. The Emeritus Entities represent that there are
              ------------------
no traditional security deposits posted by residents of the Facilities with the Emeritus Entities. In some instances, the Emeritus Entities collects move-in fees from residents, which fees are deemed earned on their payment by the resident to the Emeritus Entities. Under limited circumstances, such as the death of the resident or if the resident's physician determines that the resident needs care not offered by the Emeritus Entities within the first ninety
(90) days after the resident moves into the Facility, the Emeritus Entities will refund a pro-rated portion of one-half of the move-in fee. New Operator and the Emeritus Entities shall not prorate the move-in fees at Closing. The Emeritus Entities shall be responsible for paying directly to a resident any refund of a move-in fee that may be owed to such resident post-Closing under the terms of the residency agreement between an Emeritus Entity and the resident.

     2.11     Transfer  of  Records.  Prior  to  the Closing, New Operator shall
              ---------------------
review the files physically located at the Facility, including without limitation all employment files, medical records, cost reports, surveys with plans of correction, historical financial records related to the Facility, nonproprietary electronic files, and any other nonproprietary operational data reasonably necessary to the operation of the Facility as authorized by applicable law and notify Manager in writing not less than ten (10) days before the Closing which files, if any, New Operator wants removed from the Facility at Closing. At Closing, the Emeritus Entities shall remove the designated files and shall transfer to New Operator all other files at the Facility; provided, however, the Emeritus Entities shall be entitled to keep copies of all of the foregoing as it deems necessary.
2.12     Computer  Systems.  Each  of  the  Emeritus  Entities represents to New
         -----------------
Operator that it does not own any computer hardware used at the Facility as of the date of this Agreement. The Emeritus Entities agree to provide New Operator, upon its written request, with such unaudited financial and operating reports for the Facility relating to the period on or prior to the Closing Date as New Operator may request from time to time, and which can be produced by such Emeritus Entity on an automated basis, provided that any such request is made no later than ninety (90) after the Closing Date.
     2.13     Operations  Pending Transition. (a)     Prior to the Closing Date,
              ------------------------------
the Emeritus Entities shall operate the Facility in accordance with its normal and customary business practices, including the continued marketing and admission of residents (utilizing the form of residency agreement in effect on the Effective Date without material deviation), hiring and management of employees, and compliance with governmental regulations. Manager shall use its commercially reasonable best efforts to transition the Facility to New Operator in substantially the same condition as exists at the Facility as of the date of this Agreement. New Operator and Lessor acknowledge that the news of a change in management often results in employee retention decreases and drops in occupancy levels.
     (b) The Emeritus Entities agrees not to actively solicit for transfer any residents of the Facility.
(c) The Emeritus Entities agree not to directly solicit any employees of the Facility for employment at any other facility of the Emeritus Entities prior to the Closing Date and agrees not to directly solicit any Hired Employees for employment at any other facility of the Emeritus Entities for a period of one year after the Closing Date.
(d) The Emeritus Entities agree not to increase salaries of employees at the Facility except in the ordinary course of business consistent with the Emeritus Entities' practices at other facilities.
(e) The Emeritus Entities agrees to provide New Operator with copies of accounts receivable aging reports as soon as such reports are available, but in no event later than forty-five (45) days after the end of each calendar month.
     2.14     Regulatory  Clearances.  New  Operator  shall  be  responsible for
              ----------------------
obtaining all Regulatory Clearances and the Emeritus Entities shall use its commercially reasonable efforts to assist New Operator in such efforts. As used herein, "Regulatory Clearances" means receipt by New Operator of either: (i) a license issued by the Agency to operate the Facility of the type and kind which is substantially consistent with the operations of the Facility as of the Effective Date, or (ii) reasonable assurances by the Agency that the Agency will issue a license authorizing New Operator to operate the Facility in a manner substantially consistent with the manner that the Facility is being operated as of the Effective Date, and permission to commence such operation. As used herein, "Agency" means collectively any and all agencies and departments responsible for licensure of assisted living facilities in the state of Washington or their successor agencies or departments.

     2.15     Advances  by  Lessor  and  Security for Obligations. To the extent
              ---------------------------------------------------
that the Emeritus Entities are unable to perform their obligations under this Agreement, which performance requires in whole or in part the payment of money, Lessor may advance funds on behalf of any such Emeritus Entity for purposes of fulfilling such obligation. To the extent that Lessor advances funds on behalf of an Emeritus Entity, as contemplated by the immediately preceding sentence, to effectuate a Facility transfer pursuant to this Agreement, including funds advanced for purposes of preparing bills, invoices or claims for payment with third party payors with respect to services rendered or goods delivered at the Facility, or to fund the Employee Benefits, the Emeritus Entities agree that any amounts advanced pursuant to this Agreement shall constitute additional secured obligations of the Emeritus Entities, due and payable upon demand, and shall be secured by the Transaction Documents. The obligations of the Emeritus Entities under this Agreement to the extent they are owed to, or ultimately performed pursuant to this Section 2.15 by, Lessor are secured by all the liens, encumbrances, security interests, pledges and guaranties given or granted pursuant to the Transaction Documents. Lessor agrees that the Personal Property and all receivables related to post-Closing Date services are being transferred free of any liens, encumbrances or security interests given or granted by any of the Emeritus Entities to Lessor or any of its affiliates.

                                   ARTICLE III
                                 INDEMNIFICATION
     3.1     The  Emeritus  Entities  Indemnification  of  New Operator.     The
             ----------------------------------------------------------
Emeritus  Entities  shall,  jointly  and  severally  defend,  indemnify and hold harmless each of Lessor and New Operator from and against any and all losses, damages, costs, expenses, liabilities, obligations and claims of any kind of any nature, whether arising in contract or tort, at law or in equity, or otherwise, from or arising out of or in connection with the management and operation of the Facility on or prior to the Closing Date, including, but not limited to, (i) bodily injury or property damage occurring within or about the Facility on or prior to the Closing Date, (ii) labor disputes, including unfair labor practice allegations, from acts or occurrences on or prior to the Closing Date, (iii) accounts payable with respect to goods or services provided to the Facility on or prior to the Closing Date and which have not been assumed by New Operator under this Agreement or which are not subject to proration hereunder, and (iv) claims made by Lessor or New Operator against the Emeritus Entities with respect to the Emeritus Entities' indemnification obligations under this Agreement, including without limitation claims relating to civil monetary penalties and fraud offsets relating to the period on or prior to the Closing Date.
     3.2     New Operator Indemnification of the Emeritus Entities. New Operator
             -----------------------------------------------------
shall  defend,  indemnify  and  hold  harmless  the  Emeritus  Entities,  their directors, officers and shareholders, from and against any and all losses, damages, costs, expenses, liabilities, obligations and claims of any kind of any nature, whether arising in contract or tort, at law or in equity, or otherwise, from or arising out of or in connection with the management and operation of the Facility by New Operator after the Closing Date, including, but not limited to,
(i) bodily injury or property damage occurring within or about the Facility after the Closing Date, (ii) labor disputes, including unfair labor practice allegations, from acts or occurrences after the Closing Date, (iii) accounts payable with respect to goods or services provided to the Facility after the Closing Date, and (iv) claims made by the Emeritus Entities against New Operator with respect to New Operator's indemnification obligations under this Agreement, including without limitation claims relating to civil monetary penalties and fraud offsets relating to the period after the Closing Date.
3.3     Claims.  As  soon  as  is  reasonably  practicable  after  the  Emeritus
        ------
Entities, Lessor or New Operator becomes aware of any claim that it has to recover against the other under this Article IV, the party to be indemnified ("Indemnified Party") shall notify the other party ("Indemnifying Party") in
   -----------------                                     ------------------
writing, which notice shall describe the claim in reasonable detail, and shall indicate the amount (estimated, if necessary and to the extent feasible) of the claim. The failure of any Indemnified Party to promptly give any Indemnifying Party such notice shall not preclude such Indemnified Party from obtaining indemnification under this Agreement, except to the extent that such Indemnified Party's failure has materially prejudiced the Indemnifying Party's rights or materially increased its liabilities and obligations hereunder. In the event of a third party claim which is subject to indemnification under this Agreement, the Indemnifying Party shall promptly defend such claim by counsel of its own choosing, subject to the approval of the Indemnified Party, which approval shall not unreasonably be withheld, and the Indemnified Party shall cooperate with the Indemnifying Party in the defense of such claim including the settlement of the matter on the basis stipulated by the Indemnifying Party (with the Indemnifying Party being responsible for all costs and expenses of such settlement). If the Indemnifying Party within a reasonable time after notice of a claim fails to defend the Indemnified Party, the Indemnified Party shall be entitled to undertake the defense, compromise or settlement of such claim at the expense of and for the account and risk of the Indemnifying Party.
                                   ARTICLE IV
              RESPRESENTATIONS, WARRANTIES AND AGREEMENTS OF LESSOR
     Lessor represents and warrants to the Emeritus Entities and New Operator that the following representations and warranties are true and correct on the date hereof:
4.1     Authority,  Validity  and Binding Effect. Lessor has all necessary power
        ----------------------------------------
and authority to carry on its business as it is now being conducted. Lessor has all necessary power and authority to enter into this Agreement and to execute all documents and instruments referred to herein or contemplated hereby and all necessary action has been taken to authorize the individual executing this
Agreement  to  do  so.  This  Agreement  has  been duly and validly executed and delivered by Lessor and is enforceable against Lessor in accordance with its terms.
4.2     Survival. All representations and warranties of Lessor shall survive the
        --------
Closing  Date  for  a  period  of  one  (1)  year.
                                    ARTICLE V
           RESPRESENTATIONS, WARRANTIES AND AGREEMENTS OF NEW OPERATOR
     New Operator represents and warrants to the Emeritus Entities and Lessor that the following representations and warranties are true and correct on the date hereof:
5.1     Authority,  Validity  and Binding Effect. New Operator has all necessary
        ----------------------------------------
power and authority to carry on its business as it is now being conducted. New Operator has all necessary power and authority to enter into this Agreement and to execute all documents and instruments referred to herein or contemplated hereby and all necessary action has been taken to authorize the individual executing this Agreement to do so. This Agreement has been duly and validly executed and delivered by New Operator and is enforceable against New Operator in accordance with its terms.
5.2     Access  to  Records.  Subsequent to the Closing Date, New Operator shall
        -------------------
allow the Emeritus Entities and their agents and representatives, at the Emeritus Entities' sole cost and expense, to have reasonable access to (upon reasonable prior notice), and to make copies of, the books and records and supporting material of the Facility relating to the period prior to and including the Closing Date, to the extent reasonably necessary to enable Manager to investigate and defend malpractice, employee or other claims, to file or defend cost reports and tax returns, to verify accounts receivable collections due the Emeritus Entities, and to perform similar matters. New Operator will maintain such books, records and other material comprising records of the Facility's operations prior to the Closing Date that have been received by New Operator from the Emeritus Entities or otherwise, including, but not limited to, resident records and records of resident funds, to the extent required by law, but in no event less than a period of three (3) years (provided that New Operator will have no liability for failure to maintain any records which are destroyed as a result of a fire or other similar casualty). Notwithstanding the above, (1) the Emeritus Entities shall remove from the Facility any records that New Operator requests it to remove prior to the Closing; and (2) with respect to any records that New Operator does not request the Emeritus Entities to remove at Closing, New Operator may deliver any such records to the Emeritus Entities at any time after Closing and shall thereafter not be required to maintain such records except to the extent required by law.
5.3     Licenses  and  Permits.  New Operator shall represent and warrant to the
        ----------------------
Emeritus Entities as of the Closing Date that it has obtained all Regulatory Clearances as of the Closing Date.
5.4     Survival.  All  representations  and  warranties  of  New Operator shall
        --------
survive  the  Closing  Date  for  a  period  of  one  (1)  year.
                                   ARTICLE VI
             REPRESENTATIONS AND WARRANTIES OF THE EMERITUS ENTITIES
     Each of the Emeritus Entities hereby, jointly and severally, represents and warrants as follows:
6.1     Authority,  Validity  and  Binding Effect. Each of the Emeritus Entities
        -----------------------------------------
has all necessary power and authority to enter into this Agreement and to execute all documents and instruments referred to herein or contemplated hereby and all necessary action has been taken to authorize the individual executing this Agreement to do so. This Agreement has been duly and validly executed and delivered by each of the Emeritus Entities and is enforceable against each of the Emeritus Entities in accordance with its terms.
6.2     Personal  Property.  The  Emeritus  Entities  have  maintained  Personal
        ------------------
Property, including inventories of linens, consumables and foodstuffs, and medical supplies prior to the Closing Date consistent with the operation of the Facility in the ordinary course of business and the requirements of applicable law, and the Personal Property transferred to New Operator pursuant to this Agreement reflects supply levels required to be maintained by the Emeritus
Entities  in  order  to  operate  a  assisted  living  facility.
6.3     Survival.  All  representations  and warranties of the Emeritus Entities
        --------
shall  survive  the  Closing  Date  for  a  period  of  one  (1)  year.
                                   ARTICLE VII
                                  MISCELLANEOUS
     7.1     Further  Assurances.  Each  of the parties hereto agrees to execute
             -------------------
and deliver any and all further agreements, documents or instruments necessary to effectuate this Agreement and the transactions referred to herein or contemplated hereby or reasonably requested by the other party to perfect or evidence their rights hereunder.
7.2     Notices.  Any  notice,  request  or other communication ("Notice") to be
        -------                                                   ------
given by any party hereunder shall be in writing and shall be sent by registered or certified mail, postage prepaid, or by hand delivery or facsimile transmission to the following addresses:
     TO  THE  EMERITUS  ENTITIES:
          ESC-Silverdale,  LLC
     c/o  Emeritus  Corporation
1131  Elliott  Avenue
Suite  500
Seattle,  WA  98121
     Telephone  No.:  (206)  298-2909
     Facsimile  No.:  (206)  301-4500
With  copy  to               The  Nathanson  Group
     (which  shall  not          1520  Fourth  Avenue
constitute  notice):          Sixth  Floor
                         Seattle,  WA  98101
                         Attn:  Randi  S.  Nathanson
     Telephone  No.:  (206)  623-6239
Facsimile  No.:  (206)  623-1738

     TO  LESSOR:          c/o  Omega  Healthcare  Investors,  Inc.
     9690  Deereco  Road,  Suite  100
                         Timonium,  MD  21093
     Attn.:  Daniel  J.  Booth
Telephone  No.:  (410)  427-1700
     Facsimile  No.:  (410)  427-8800
With  copy  to               Mark  Derwent,  Esq.
(which  shall  not          Myers  Nelson  Dillon  &  Shierk,  PLLC
constitute  notice):          125  Ottawa  Avenue,  N.W.
                         Suite  270
                         Grand  Rapids,  MI  49503
Telephone  No.:  (616)  233-9640x14
Facsimile  No.:  (616)  233-9642
     TO  NEW  OPERATOR:     _______________________
     _______________________
     _______________________
Telephone  No.:  (___)  _______
     Facsimile  No.:  (___)  ________
With  copy  to               _______________________
     (which  shall  not          _______________________
constitute  notice):     _______________________
     _______________________
Telephone  No.:  (___)  _______
     Facsimile  No.:  (___)  ________
or to such other address as either party may hereafter designate. Notice shall be deemed to have been given on the date of delivery if such delivery is made on a business day, or if not, on the first business day after delivery. If delivery is refused, Notice shall be deemed to have been given on the date delivery was first attempted. Notice sent by facsimile transmission shall be deemed given upon confirmation (electronic or verbal) that such Notice was received at the number specified above.
     7.3     MUTUAL  WAIVER  OF  RIGHT  TO JURY TRIAL.  EACH PARTY HERETO HEREBY
             ----------------------------------------
WAIVES THE RIGHT TO TRIAL BY JURY IN ANY ACTION OR PROCEEDING BASED UPON, ARISING OUT OF, OR IN ANY WAY RELATING TO THIS AGREEMENT.
7.4     Arbitration.  In  case any controversy arises between the parties hereto
        -----------
as to any of the provisions of this Agreement or the performance thereof, and the parties are unable to settle the controversy by agreement or as otherwise provided herein, the controversy shall be decided by arbitration. The arbitration shall be conducted by three arbitrators selected in accordance with the rules and procedures of the American Arbitration Association. The decision of the arbitrators shall be final and binding, and judgment may be entered thereon in any court of competent jurisdiction. The decision shall set forth in writing the basis for the decision. In rendering the decision and award, the arbitrators shall not add to, subtract from, or otherwise modify the provisions of this Agreement. The expense of the arbitration shall be divided between the parties unless otherwise specified in the award. Each party in interest shall pay the fees and expenses of its own counsel. The arbitration shall be conducted in Seattle, Washington. In any arbitration, the parties shall be entitled to conduct discovery in the same manner as permitted under Federal Rules of Civil Procedure 26 through 37, as amended. No provision in this Section shall limit the right of any party to this Agreement to obtain provisional or ancillary remedies from a court of competent jurisdiction before, after, or during the pendency of any arbitration, and the exercise of such remedies does not constitute a waiver of the right of either party to arbitration.
7.5     Entire  Agreement;  Amendment; Waiver.  This Agreement together with the
        -------------------------------------
other agreements referred to herein, constitutes the entire understanding between the parties with respect to the subject matter hereof, superseding all negotiations, prior discussions and preliminary agreements. This Agreement may not be modified or amended except in writing signed by the parties hereto. No waiver of any term, provision or condition of this Agreement, in any one or more instances, shall be deemed to be or be construed as a further or continuing waiver of any such term, provision or condition or as a waiver of any other term, provision or condition of this Agreement. No failure to act shall be construed as a waiver of any term, provision, condition or rights granted hereunder.
7.6     Assignment.  Neither  this  Agreement  nor  the  rights,  duties  or
        ----------
obligations  arising  hereunder shall be assignable or delegable by either party
        --
hereto without the express prior written consent of the other parties hereto; provided, however, that, (a) the rights but not the obligations under this Agreement shall be assignable by Lessor in whole or in part without Manager's prior consent (but after notice to Manager and New Operator) to any entity that is owned or controlled directly or indirectly by Lessor, any entity that controls, is controlled by or is under common control with Lessor, including, without limitation, through any merger or acquisition, (b) any assignment by New Operator may only be to a party who will have all necessary Regulatory Clearances to operate the Facility as of the Closing Date and (c) this Agreement may be assigned as a matter of law to any successor entity to Manager.
7.7     Joint  Venture;  Third  Party  Beneficiaries.  Nothing  contained herein
        --------------------------------------------
shall be construed as forming a joint venture or partnership between the parties hereto with respect to the subject matter hereof. The parties hereto do not intend  that  any  third  party  shall  have  any  rights  under this Agreement.
7.8     Representation  by  Counsel.  The  parties  hereto acknowledge that they
        ---------------------------
have been represented by independent legal counsel of their choosing throughout all of the negotiations which preceded the execution of this Agreement, and that each party has executed this Agreement with the consent and on the advice of such independent legal counsel. This Agreement is a negotiated document. As a result, any rule of construction providing for any ambiguity in the terms of this Agreement to be construed against the draftsperson of this Agreement shall be inapplicable to the interpretation of this Agreement.
7.9     Attorneys'  Fees.  If  any  legal  action  or  arbitration proceeding is
        ----------------
brought for the enforcement of this Agreement, or because of an alleged dispute, breach, default or misrepresentation in connection with any of the provisions of this Agreement, the successful or prevailing party or parties shall be entitled to recover reasonable and documented attorneys' fees and other costs actually incurred in that action in addition to any other relief to which it or they may be entitled.
7.10     Captions.  The  section  headings  contained herein are for convenience
         --------
only and shall not be considered or referred to in resolving questions of interpretation.
7.11     Counterparts.  This  Agreement  may  be  executed  in  one  or  more
         ------------
counterparts  and all such counterparts taken together shall constitute a single
         -
original  Agreement.
7.12     Governing  Law.  This  Agreement  shall  be  governed  by, interpreted,
         --------------
construed, applied and enforced in accordance with the laws of the State of Washington applicable to contracts between residents of the State of Washington which are to be performed entirely within the State of Washington, regardless of
(i) where this Agreement is executed or delivered; or (ii) where any payment or other performance required by this Agreement is made or required to be made; or
(iii) where any breach of any provision of this Agreement occurs, or any cause of action otherwise accrues; or (iv) where any action or other proceeding is instituted or pending; or (v) the nationality, citizenship, domicile, principal place of business or jurisdiction of organization or domestication of any party; or (vi) whether the laws of the forum jurisdiction otherwise would apply the laws of the jurisdiction other than the State of Washington; or (vii) any combination of the foregoing.
                          Signatures on following page.

     E-19
     IN WITNESS WHEREOF, the parties hereto have executed this Operations Transfer Agreement as of the day and year first above written. ESC-SILVERDALE, LLC, a Washington limited liability company
By:     _________________________________
     Name:     _________________________________
     Its:     _________________________________
EMERITUS  CORPORATION,  a  Washington  corporation
By:     _________________________________
     Name:     _________________________________
     Its:     _________________________________
WASHINGTON  LESSOR  -  SILVERDALE,  INC.,  a  Maryland  corporation
By:     _________________________________
     Name:     _________________________________
     Its:     _________________________________
__________________________,  a  _____________
By:     _________________________________
     Name:     _________________________________
     Its:     _________________________________

469100

                                  SCHEDULE 2.3
                                       TO
                          OPERATIONS TRANSFER AGREEMENT
                          LIST OF ALL SERVICE CONTRACTS

                                       F-3
                                    EXHIBIT F
                        MEMORANDUM OR SHORT FORM OF LEASE
THIS  INSTRUMENT  PREPARED  BY:
Mark  E.  Derwent
Myers  Nelson  Dillon  &  Shierk,  PLLC
125  Ottawa  Ave.,  N.W.,  Suite  370
Grand  Rapids,  Michigan  49503
     THIS LEASE, made and entered into as of _____________, 2003, by and between WASHINGTON LESSOR - SILVERDALE, INC., a Maryland corporation ("Lessor"), the
                                                                   -----
address of which is 9690 Deereco Road, Suite 100, Timonium, MD 21093, and ESC-Silverdale, LLC, a Washington limited liability company ("Lessee"), the
                                                                   ------
address of which is c\o Emeritus Corporation, 3131 Elliott Avenue, Suite 500, Seattle, WA 98121 ("Lessee"), with respect to the real property identified in
                       ------
Exhibit  A  attached  hereto  and located in Kitsap County, State of Washington.
  --------
                                   WITNESSETH:
     1. For and in consideration of the rents reserved and the other covenants contained in that certain Lease made by and between the parties hereto and dated the date hereof ("Lease"), Lessor has and does hereby lease to Lessee,
                            -----
and Lessee has and does hereby take and rent from Lessor, all of Lessor's rights and interest in and to the parcel of real property described in attached Exhibit
                                                                         -------
"A"  and  all  fixtures and improvements thereto, and certain personal and other
---
property  as  set  forth  in  the  Lease.
--
2. The Initial Term of the Lease is ten (10) years, commencing _____________, 2003 and ending on _________________, 2013.
3. As more particularly provided in the Lease, Lessee may elect to renew the original term for two (2) ten (10) year optional renewal periods for a maximum term, if exercised, of thirty (30) years after the Commencement Date.
4. This instrument is executed and recorded for the purpose of giving notice of Lessee's interest in the property covered by the Lease and giving notice of the existence of the Lease, to which reference is made for a full statement of the terms and conditions thereof. The respective addresses of the parties hereto are:
     To  Lessee:          ESC-Silverdale,  LLC
               c/o  Emeritus  Corporation
     3131  Elliott  Avenue,  Suite  500
Seattle,  WA  98121
Attn:  Raymond  Brandstrom
Telephone  No.:  (206)  298-2909
     Facsimile  No.:  (206)  301-4500
     To  Lessor:                    Washington  Lessor  -  Silverdale,  Inc.
                         c/o  Omega  Healthcare  Investors,  Inc.
     9690  Deereco  Road,  Suite  100
     Timonium,  MD  21093
Attn.:  Daniel  J.  Booth
Telephone  No.:  (410)  427-1700
     Facsimile  No.:  (410)  427-8800
     IN WITNESS WHEREOF, the parties have caused this instrument to be executed by their duly authorized officer or officers and [general partners] [managing partners], as applicable, all as of the day and date first above written.
     LESSOR:
     ------
Washington  Lessor  -  Silverdale,  Inc.
     By:     ____________________________
Name:     ____________________________
     Title:     ____________________________
     LESSEE:
     ------
ESC-Silverdale,  LLC
     By:     ____________________________
Name:     ____________________________
                                   Title:     ____________________________
THE  STATE  OF  _____________)
     )
COUNTY  OF     _______________)
     This instrument was acknowledged before me on the ______ day of __________, 2003, by __________, the _____________ of Washington Lessor - Silverdale, Inc., a Maryland corporation, on behalf of said corporation.
     Notary  Public

THE  STATE  OF_____________)
     )
COUNTY  OF________________)
     This instrument was acknowledged before me on the _____ day of _________, 2003, by _____, the ____________ of ESC-Silverdale, LLC, a Washington limited liability company, on behalf of said company.
     Notary  Public